UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02120

Security Income Fund

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Security Income Fund
805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

SBINC-ANN

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2013

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management (the “Investment Advisers”) are pleased to present the annual shareholder report for one or more of our Funds (the “Funds”) for the year ended September 30, 2013.

The Investment Advisers are a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

October 31, 2013

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Floating Rate Strategies Fund may not be suitable for all investors. • Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. • The Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2013

High Yield Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. •The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

Macro Opportunities Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The intrinsic value of the underlying stocks in which the Fund invests may never be realized, or the stock may decline in value. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. • The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

Municipal Income Fund may not be suitable for all investors. • This Fund may not be suitable for all investors. • The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. • Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. • Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. • Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. •Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

September 30, 2013

Total Return Bond Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

Investment Grade Bond Fund may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	September 30, 2013

For much of the 12-month period ended September 30, 2013, the U.S. economy and investment markets benefited from continued monetary accommodation from the world’s central banks and an improving picture for housing and employment.

Volatility rose in the final weeks of the period, however, as markets braced for a government shutdown over a budget impasse and suspected that the U.S. economy is not expanding quickly enough. In addition, confusion clouded the expected start of the end of quantitative easing (QE), speculation over which began rattling investors as far back as May. In refraining from tapering in September, the Fed made it clear that it does not currently see enough economic growth potential to remove extreme monetary accommodation.

The pace of job creation in this economic expansion continues to be subpar. Although the unemployment rate mid-year fell to a four and a half year low, its decline was more a function of a declining labor force participation rate than exuberant hiring. Additionally, solid job gains in the private sector over the period were overshadowed by sluggish growth in aggregate earnings, owing to a rising share of part-time employment which puts downward pressure on consumption growth.

Economic data continue to confirm that housing has been the key pillar supporting the ongoing U.S. expansion, generating 50% of growth in the first half of 2013. Concerns about tapering mid-year drove interest rates higher, with mortgage rates rising by over 100 basis points from May through August. This is having a severe impact on housing, even though it may not show up in the economic data until later in the year.

Markets also have had to deal with substantial uncertainty overseas. Fears of a Chinese credit crunch stoked investor anxiety, and measures implemented to address structural problems in China’s economy appear to be temporary rather than long-term solutions. The devaluation of the Japanese yen is putting pressure on all the economies in the region, making the global economy vulnerable to an unexpected economic shock. Europe, meanwhile, is bouncing along a bottom, and the growth outlook, while improving, remains weak.

From a policy standpoint, the Fed appears to be concerned about the impact higher interest rates are having on the economy and the housing sector in particular, and it seems to be guiding long-term rates closer to the rate of inflation to stimulate growth. The Federal Open Market Committee has been very clear that the Fed will not allow interest rates to rise significantly until output and the crucial real estate market have reaccelerated.

For the 12-month period ended September 30, 2013, the return of the Standard & Poor’s 500® (“S&P 500”) Index* was 19.34%. The Barclays U.S. Aggregate Bond Index* returned -1.68% for the period, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.10%. The MSCI World Index* returned 20.23%, while the MSCI Emerging Markets Index* returned 0.98%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

BofA/ML ABS Master BBB-AA Index is a subset of The BofA Merrill Lynch US Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

Barclays U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

Barclays U.S. Intermediate Government/Credit Bond® Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Barclays U.S. High Yield® Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

Barclays Municipal Long Bond Index is a sub-index of the Barclays Municipal Bond Index that is representative of the performance of municipal bonds with 22+ years to maturity

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P/Case-Shiller 20-City Composite Home Price Index measures the value of residential real estate in 20 metropolitan areas of the U.S. It is included in the S&P/Case-Shiller Home Price Index Series which seeks to measure changes in the total value of all existing single-family housing stock.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2013 and ending September 30, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2013	September 30, 2013	Period[2]
Table 1. Based on actual Fund return[3]

Floating Rate Strategies Fund
A-Class	1.05%	1.88%	$1,000.00	$1,018.80	$ 5.31
C-Class	1.80%	1.47%	1,000.00	1,014.70	9.09
Institutional Class	0.81%	2.00%	1,000.00	1,020.00	4.10

High Yield Fund
A-Class	1.18%	1.14%	1,000.00	1,011.40	5.95
B-Class	0.93%	1.24%	1,000.00	1,012.40	4.69
C-Class	1.93%	0.69%	1,000.00	1,006.90	9.71
Institutional Class	0.94%	1.29%	1,000.00	1,012.90	4.74

Macro Opportunities Fund
A-Class	1.40%	(2.05%)	1,000.00	979.50	6.95
C-Class	2.15%	(2.41%)	1,000.00	975.90	10.65
Institutional Class	1.08%	(1.89%)	1,000.00	981.10	5.36

Municipal Income Fund
A-Class	0.82%	(6.19%)	1,000.00	938.10	3.98
C-Class	1.57%	(6.46%)	1,000.00	935.40	7.62
Institutional Class	0.57%	(5.98%)	1,000.00	940.20	2.77

Total Return Bond Fund
A-Class	1.00%	(1.93%)	1,000.00	980.70	4.97
C-Class	1.79%	(2.30%)	1,000.00	977.00	8.87
Institutional Class	0.66%	(1.76%)	1,000.00	982.40	3.28

Investment Grade Bond Fund
A-Class	1.08%	0.19%	1,000.00	1,001.90	5.42
B-Class	1.83%	(0.19%)	1,000.00	998.10	9.17
C-Class	1.83%	(0.19%)	1,000.00	998.10	9.17
Institutional Class	0.83%	0.32%	1,000.00	1,003.20	4.17

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2013	September 30, 2013	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)

Floating Rate Strategies Fund
A-Class	1.05%	5.00%	$1,000.00	$1,019.80	$ 5.32
C-Class	1.80%	5.00%	1,000.00	1,016.04	9.10
Institutional Class	0.81%	5.00%	1,000.00	1,021.01	4.10

High Yield Fund
A-Class	1.18%	5.00%	1,000.00	1,019.15	5.97
B-Class	0.93%	5.00%	1,000.00	1,020.41	4.71
C-Class	1.93%	5.00%	1,000.00	1,015.39	9.75
Institutional Class	0.94%	5.00%	1,000.00	1,020.36	4.76

Macro Opportunities Fund
A-Class	1.40%	5.00%	1,000.00	1,018.05	7.08
C-Class	2.15%	5.00%	1,000.00	1,014.29	10.86
Institutional Class	1.08%	5.00%	1,000.00	1,019.65	5.47

Municipal Income Fund
A-Class	0.82%	5.00%	1,000.00	1,020.96	4.15
C-Class	1.57%	5.00%	1,000.00	1,017.20	7.94
Institutional Class	0.57%	5.00%	1,000.00	1,022.21	2.89

Total Return Bond Fund
A-Class	1.00%	5.00%	1,000.00	1,020.05	5.06
C-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
Institutional Class	0.66%	5.00%	1,000.00	1,021.76	3.35

Investment Grade Bond Fund
A-Class	1.08%	5.00%	1,000.00	1,019.65	5.47
B-Class	1.83%	5.00%	1,000.00	1,015.89	9.25
C-Class	1.83%	5.00%	1,000.00	1,015.89	9.25
Institutional Class	0.83%	5.00%	1,000.00	1,020.91	4.20

[1]	This ratio represents annualized net expenses, which includes interest expense related to reverse repurchase agreements. Excluding interest expense, the operating expense ratios would be:

	Floating Rate	Macro Opportunities	Total Return	Investment Grade
	Strategies Fund	Fund	Bond Fund	bond Fund
A-Class	1.02%	1.28%	0.87%	1.02%
B-Class	—	—	—	1.77%
C-Class	1.77%	2.02%	1.65%	1.77%
Institutional Class	0.78%	0.96%	0.52%	0.77%

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2013 to September 30, 2013.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders

Guggenheim Floating Rate Strategies Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Michael P. Damaso, Senior Managing Director and Portfolio Manager; Anne B. Walsh, Senior Managing Director; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2013.

For the one-year period ended September 30, 2013, the Guggenheim Floating Rate Strategies Fund returned 7.61%1, compared with the 5.81% return of its benchmark, the Credit Suisse Leveraged Loan Index.

The Fund seeks to provide a high level of current income while maximizing total return. The Fund pursues its objective by normally investing at least 80% of its assets in floating rate securities, including senior secured syndicated bank loans and asset-backed securities (ABS).

The loans in which the Fund will invest, generally made by banks and other lending institutions, are made to (or issued by) corporations, partnerships and other business entities. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London Inter-Bank Offered Rate (“LIBOR”) or the prime rates of large money-center banks.

Ample global monetary stimulus provided by central banks across the globe, combined with improved U.S. economic data, created a positive environment for credit spread fixed income assets for much of the period. Demand was such that early in the period yields on bank loans were driven to historic lows. In June, however, concern over when the U.S. Federal Reserve might begin to exit its quantitative easing (QE) program sparked a fixed income selloff. On September 18, the U.S. Federal Reserve announced it would not taper its bond-purchase program, a decision that came as a surprise, and caused a dramatic drop in Treasury yields and interest rates to begin to retreat.

The Fund outperformed its benchmark for the period, largely due to good credit selection, portfolio trading decisions and tactical allocations to the ABS and high yield sectors. In connection with trading, the Fund put money to work opportunistically, as near-term catalysts drove seemingly out-of-favor assets to levels that were attractive for purchase. The Fund has consistently maintained a lower-duration target, but selectively added duration, especially as interest rates fell after the September 18 Fed announcement. We expect interest rates to head lower through the remainder of the year with room for further credit spread compression in the near-term. The Fund also took gains in floating rate assets that were less sensitive to interest rate movements and had less upside with respect to spread duration, such as CLOs and shorter-maturity bank loans.

Positive fundamentals should help sustain the credit cycle in the near term, but at period end new loan supply was exceeding the aggregate demand from CLO origination and mutual fund flows, which was a significant reversal of the trend observed over the last six months. A continued slowdown in CLO issuance would place more importance on retail capital in the loan market, a dynamic which could increase volatility, particularly if interest rates continue to decline. We continue to like bank loans as an asset class, but these technical factors suggest that market events over the next few months should be monitored carefully.

ABS was a positive contributor to Fund returns, as CLOs and floating rate ABS saw minimal mark-to-market weakness while positive carry from coupon and gains from amortization of discount securities helped offset some of the mark-to-market weakness experienced from fixed rate ABS.

The ABS market benefited from interest rate volatility that led to increased demand for floating rate securities, which maintained a positive technical bid for floating rate ABS and CLOs. Despite the negative effects of increased interest rate volatility and the subsequent impact on housing data, the non-Agency RMBS market also maintained positive performance for the period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGER’S COMMENTARY (Unaudited) (concluded)

The decline in Treasury yields in the back half of the month of September coaxed investors back into risk and reignited the search for yield in high yield bonds and other spread assets. We expect that volatility will likely remain elevated as speculation continues over the future of QE. By employing a disciplined, opportunistic approach in its investment strategy, the Fund was rewarded over the fiscal year. While there are no signs that the economy is losing momentum, economic data will need to show significant improvement before accommodation is removed and the cap on short-term rates is lifted. The stage is set for a global expansion as Europe is in the beginning stages of a recovery, and Chinese and Japanese policy makers have remained accommodative to stimulate growth. Our expectation is that the trend of spread tightening will be maintained as credit spreads have room for further compression in an accommodative environment. We continue to search for both primary and secondary market opportunities with attractive yields and strong credit metrics.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

		Since Inception
	1 Year	(11/30/11)
A-Class Shares	7.61%	8.73%
A-Class Shares with sales charge†	2.50%	5.88%
C-Class Shares	6.77%	7.92%
C-Class Shares with CDSC‡	5.77%	7.92%
Institutional Class Shares	7.86%	8.99%
Credit Suisse Leveraged Loan Index	5.81%	7.75%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
Institutional Class	November 30, 2011

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	12.4%
Magic Newco, LLC	2.0%
Hilton Worldwide Holdings, Inc.	1.9%
HUB International Ltd.	1.4%
Quikrete	1.3%
Travelport Holdings Ltd.	1.3%
Sears Holdings Corp.	1.2%
Ocean Rig ASA	1.1%
Minimax Viking	1.0%
Activision Blizzard	1.0%
Top Ten Total	24.6%

Portfolio Composition by Quality Rating*
Rating
Fixed Income Instruments
AAA	0.4%
AA	1.8%
A	2.2%
BBB	3.5%
BB	24.6%
B	49.9%
CCC	6.1%
NR	0.3%
Other Instruments
Short Term Investments	11.0%
Preferred Stocks	0.2%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2013
FLOATING RATE STRATEGIES FUND

	Shares	Value

PREFERRED STOCKS† - 0.2%
Aspen Insurance Holdings Ltd.
5.95%[1,2]	96,000	$2,278,080
Total Preferred Stocks
(Cost $2,400,000)		2,278,080

SHORT TERM INVESTMENTS† - 12.4%
Dreyfus Treasury Prime
Cash Management Fund	118,796,567	118,796,567
Total Short Term Investments
(Cost $118,796,567)		118,796,567

	Face
	Amount
SENIOR FLOATING RATE INTERESTS†† - 82.9%
Consumer Discretionary - 20.5%
Hilton Worldwide Holdings, Inc.
4.00% due 09/23/20	$18,000,000	17,967,239
Sears Holdings Corp.
5.50% due 06/30/18	11,900,000	11,803,371
Guitar Center, Inc.
6.25% due 04/09/17	9,543,078	9,334,371
Digital Insight
5.50% due 08/01/19	6,150,000	6,149,999
9.50% due 08/01/20	3,000,000	3,000,000
Steinway Musical Instruments, Inc.
4.75% due 09/19/19	4,400,000	4,416,500
9.25% due 09/18/20	3,300,000	3,300,000
Lions Gate Entertainment Corp.
5.00% due 07/18/20	7,400,000	7,362,999
Smart & Final Stores LLC
4.50% due 11/15/19	6,159,725	6,141,245
Caesars Entertainment Operating
Company, Inc.
5.43% due 01/28/18	6,760,734	6,115,084
SIRVA Worldwide, Inc.
7.50% due 03/27/19	5,970,000	6,029,700
TI Automotive Ltd.
5.50% due 03/28/19	4,975,000	5,021,666
Pinnacle Entertainment, Inc.
3.75% due 08/13/20	4,987,500	4,979,769
California Pizza Kitchen, Inc.
5.25% due 03/29/18	4,987,500	4,956,328
CDW LLC
3.50% due 04/30/20	4,975,004	4,886,399
Warner Music Group
3.75% due 07/01/20	4,500,000	4,476,105
HD Supply, Inc.
4.50% due 10/12/17	4,453,656	4,453,656
Landry’s, Inc.
4.75% due 04/24/18	4,262,091	4,288,729
Playa Resorts Holdings
4.75% due 08/09/19	4,200,000	4,221,000
Party City Holdings, Inc.
4.25% due 07/27/19	4,019,005	4,002,245
Sutherland Global Services, Inc.
7.25% due 03/06/19	3,900,000	3,885,375
Digital Cinema
3.25% due 05/17/21	3,870,000	3,833,738
BJ’s Wholesale Club, Inc.
4.25% due 09/26/19	3,728,141	3,711,588
ValleyCrest Companies LLC
5.50% due 06/13/19	3,591,000	3,582,777
Ollies Bargain Outlet
5.25% due 09/28/19	3,382,477	3,382,477
Capital Automotive LP
6.00% due 04/30/20	2,000,000	2,040,000
4.00% due 04/10/19	1,150,338	1,149,855
Armored AutoGroup, Inc.
6.00% due 11/05/16	3,252,855	3,182,366
Fender Musical Instruments Corp.
5.75% due 04/03/19	3,080,000	3,085,144
Boyd Gaming Corp.
4.00% due 08/14/20	3,060,000	3,051,585
Centaur LLC
5.25% due 02/20/19	2,985,000	2,991,209
Hoyts Group Holdings LLC
4.00% due 05/30/20	2,842,875	2,828,661
Osmose Holdings, Inc.
4.75% due 11/26/18	2,633,023	2,633,023
Fleetpride Corp.
5.25% due 11/19/19	1,992,494	1,917,775
9.25% due 05/15/20	650,000	599,222
Totes Isotoner Corp.
7.25% due 07/07/17	2,013,088	2,013,088
7.29% due 07/07/17	42,833	42,833
Southern Graphics
5.00% due 10/17/19	1,985,000	1,985,000
Edmentum, Inc.
6.00% due 05/17/18	1,918,984	1,925,375
ROC Finance LLC
5.00% due 06/20/19	1,925,000	1,923,191
IntraWest Holdings S.à r.l.
7.00% due 12/03/17	1,736,875	1,754,244
Rite Aid Corp.
4.88% due 06/21/21	1,200,000	1,201,872
5.75% due 08/21/20	500,000	511,665
John Henry Holdings, Inc.
4.25% due 08/17/20	1,700,000	1,702,550
Transtar Industries, Inc.
5.50% due 10/09/18	990,000	993,297
9.75% due 10/09/19	500,000	507,500
GCA Services Group, Inc.
5.26% due 11/01/19	1,241,346	1,242,376
9.25% due 11/01/20	250,000	253,958
Bushnell, Inc.
5.75% due 08/24/15	1,213,973	1,213,463
6.00% due 08/24/15	280,303	280,303
AlixPartners, LLP
5.00% due 07/10/20	1,440,764	1,455,172
Playpower, Inc.
7.50% due 06/30/15	1,389,340	1,261,979

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
FLOATING RATE STRATEGIES FUND

	Face
	Amount	Value

Serta Simmons Holdings LLC
5.00% due 10/01/19	$1,240,625	$1,241,729
ARAMARK Corp.
4.00% due 09/09/19	1,220,000	1,220,378
Jarden Corp.
6.00% due 09/30/20	1,000,000	998,260
Container Store, Inc.
5.50% due 04/06/19	985,050	989,975
NAB Holdings LLC
7.00% due 04/24/18	937,500	941,015
RGIS Services LLC
5.50% due 10/18/17	873,396	861,387
Schaeffler AG
4.25% due 01/27/17	800,000	802,336
Equinox Fitness
4.50% due 01/31/20	497,500	499,366
Regent Seven Seas Cruises, Inc.
4.75% due 12/21/18	493,750	496,219
Jacobs Entertainment, Inc.
6.25% due 10/29/18	495,000	495,619
Sleepy’s LLC
5.75% due 03/30/19	492,500	493,731
Fly Leasing Ltd.
4.50% due 08/08/18	475,000	476,582
Wolverine World Wide, Inc.
4.00% due 10/09/19	338,786	339,802
Compucom Systems, Inc.
4.25% due 05/07/20	329,175	322,592
Navistar, Inc.
5.75% due 08/17/17	312,500	316,113
David’s Bridal, Inc.
5.00% due 10/11/19	248,125	248,229
Targus Group International, Inc.
12.00% due 05/24/16	236,041	207,716
Keystone Automotive Operations, Inc.
7.00% due 08/15/19	200,000	200,750
Patheon, Inc.
7.25% due 12/14/18	143,638	144,356
CKX Entertainment, Inc.
9.00% due 06/21/17[5]	145,875	131,288
Total Consumer Discretionary		196,476,509

INDUSTRIALS - 14.6%
Quikrete
4.00% due 09/18/20	12,600,000	12,588,785
Sabre, Inc.
4.50% due 02/19/19	7,000,000	6,956,250
5.25% due 02/19/19	2,966,982	2,963,985
Minimax Viking
4.50% due 08/07/20	9,500,000	9,505,984
Rexnord LLC/RBS Global, Inc.
4.00% due 08/21/20	9,000,000	8,887,500
Laureate Education, Inc.
5.25% due 06/15/18	8,480,858	8,486,201
Doncasters Group Ltd.
9.50% due 10/09/20	6,950,000	6,910,941
5.50% due 04/09/20	1,263,650	1,266,809
US Shipping Corp.
9.00% due 04/30/18	7,780,500	7,936,110
US Infrastructure Corp.
4.75% due 07/10/20	6,900,000	6,876,264
Thermasys Corp.
5.25% due 05/03/19	6,825,000	6,790,875
Mei Conlux Holdings
5.00% due 08/21/20	5,600,000	5,597,648
US Air, Inc.
4.25% due 05/23/19	5,600,000	5,560,016
Berlin Packaging LLC
4.75% due 04/10/19	3,600,000	3,598,488
8.75% due 04/10/20	1,900,000	1,904,750
SRA International, Inc.
6.50% due 07/20/18	5,055,529	4,992,335
NaNa Development Corp.
8.00% due 03/15/18	4,845,000	4,845,000
Power Borrower, LLC
4.25% due 05/06/20	2,819,600	2,773,782
8.25% due 11/06/20	1,670,000	1,665,825
Ceva Group plc
5.27% due 08/31/16	3,320,816	3,136,776
2.62% due 08/31/16	728,032	687,685
PACT Group
3.75% due 05/22/20	3,640,875	3,577,160
American Petroleum Tankers
4.75% due 10/02/19	3,221,296	3,229,350
Realogy Corp.
4.50% due 03/05/20	2,481,250	2,493,656
Ranpak
4.50% due 04/25/19	2,041,399	2,036,295
Emerald Expositions
5.50% due 06/12/20	1,995,000	2,003,738
Panda Power
7.50% due 08/20/20	1,900,000	1,919,000
ServiceMaster Co.
4.25% due 01/31/17	1,766,835	1,719,360
Helm Financial Corp.
6.25% due 06/01/17	1,235,462	1,230,310
Envirosolutions, Inc.
8.00% due 07/29/14[5]	884,539	882,328
Mitchell International, Inc.
5.50% due 03/28/15[5]	750,000	748,125
Sequa Corp.
5.25% due 06/19/17	740,750	742,602
CPM Acquisition Corp.
6.25% due 08/29/17	396,000	396,000
10.25% due 03/01/18	325,000	325,813
Advanced Disposal Services, Inc.
4.25% due 10/05/19	643,881	643,179
Panolam Industries International, Inc.
7.25% due 08/23/17[5]	616,930	612,044
Evergreen Tank Solutions, Inc.
9.50% due 09/28/18	592,500	589,538

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
FLOATING RATE STRATEGIES FUND

	Face
	Amount	Value

Camp Systems Intl.
10.00% due 11/30/19	$500,000	$511,625
Dematic S.A.
5.25% due 12/28/19	496,250	497,903
Wireco Worldgroup, Inc.
6.00% due 02/15/17	495,000	495,000
Total Safety U.S., Inc.
5.75% due 03/13/20	199,000	200,493
9.25% due 09/13/20	99,750	101,496
Hamilton Sundstrand
4.00% due 12/13/19	264,005	261,365
Hunter Fan Co.
6.50% due 12/20/17	249,375	248,545
SI Organization
5.50% due 11/22/16	244,991	236,416
Wyle Services Corp.
5.00% due 03/26/17	223,254	220,742
Awas Aviation Holdings LLC
3.50% due 06/10/16	200,026	199,776
DynCorp International, Inc.
6.31% due 07/07/16	100,280	100,782
Total Industrials		140,154,650

INFORMATION TECHNOLOGY - 13.0%
Magic Newco, LLC
5.00% due 05/30/18	19,453,744	19,429,427
12.00% due 06/01/19	500,000	573,335
Activision Blizzard
3.25% due 07/26/20	9,500,000	9,484,135
Travelport Holdings Ltd.
6.25% due 06/26/19	12,375,000	12,506,546
LANDesk Group, Inc.
5.25% due 08/07/20	8,478,750	8,510,545
Applied Systems, Inc.
4.25% due 12/08/16	4,984,503	4,999,058
8.25% due 06/08/17	2,220,000	2,229,257
ION Trading Technologies Ltd.
4.50% due 05/22/20	4,189,500	4,180,786
8.25% due 05/21/21	1,800,000	1,797,750
Go Daddy Operating Company LLC
4.25% due 12/17/18	5,976,210	5,962,524
Deltek, Inc.
5.00% due 10/10/18	5,142,933	5,146,790
10.00% due 10/10/19	700,000	702,191
Blue Coat Systems, Inc.
4.50% due 05/31/19	5,800,000	5,814,500
Aspect Software, Inc.
7.00% due 05/07/16	5,702,792	5,702,792
EIG Investors Corp.
6.25% due 11/09/19	5,149,441	5,165,558
10.25% due 05/09/20	450,000	451,125
Infor (US), Inc.
3.75% due 06/03/20	4,733,865	4,684,539
5.25% due 04/05/18	565,664	568,023
Paradigm Ltd.
4.75% due 07/30/19	5,159,736	5,150,088
IPC Systems, Inc.
7.75% due 07/31/17	4,123,091	4,020,675
SRS Distribution, Inc.
4.75% due 08/28/19	3,790,500	3,797,626
Eze Castle Software, Inc.
4.75% due 03/14/20	2,194,500	2,199,986
8.75% due 03/14/21	800,000	809,000
Verint Systems, Inc.
4.00% due 09/06/19	2,288,500	2,293,649
Attachmate Group, Inc., The
7.25% due 11/22/17	1,230,251	1,229,488
11.00% due 11/22/18	165,525	162,491
Hyland Software, Inc.
5.50% due 10/25/19	1,091,750	1,093,573
Wall Street Systems
5.75% due 10/25/19	645,125	646,738
9.25% due 10/25/20	150,000	150,938
MModal
7.50% due 08/16/19	794,871	771,025
Kronos, Inc.
4.50% due 10/30/19	744,375	742,983
SumTotal Systems
6.25% due 11/16/18	703,834	700,611
American Builders & Contractors
Supply Co., Inc.
3.50% due 04/16/20	700,000	694,050
Sophos
6.50% due 05/10/19	557,938	555,845
Mirion Technologies
5.75% due 03/30/18	390,532	389,068
Sophia, LP
4.50% due 07/19/18	384,139	385,442
Ascensus, Inc.
8.00% due 12/21/18	297,750	300,728
Riverbed Technologies, Inc.
4.00% due 12/18/19	258,016	259,629
Renaissance Learning Corp.
5.75% due 11/13/18	245,025	244,719
Greeneden U.S. Holdings II, LLC
4.00% due 02/08/20	139,453	138,791
Lantiq Deutschland GmbH
11.00% due 11/16/15[5]	131,406	118,265
Total Information Technology		124,764,289

FINANCIALS - 10.1%
HUB International Ltd.
4.75% due 09/17/20	13,800,000	13,799,999
First Data Corp.
4.18% due 03/23/18	9,300,000	9,200,025
4.18% due 03/24/17	824,285	815,696
4.18% due 09/24/18	400,000	395,700
National Financial Partners
5.25% due 07/01/20	6,483,750	6,526,997
Knight/Getco
5.75% due 11/30/17	6,500,000	6,479,720

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
FLOATING RATE STRATEGIES FUND

	Face
	Amount	Value

Cooper Gay Swett & Crawford
5.00% due 04/16/20	$4,987,500	$4,950,094
8.25% due 10/16/20	1,400,000	1,379,000
Ceridian Corp.
4.43% due 05/09/17	6,038,240	6,034,496
American Stock Transfer & Trust
5.75% due 06/26/20	5,985,000	5,992,481
Wastequip, Inc.
5.50% due 08/09/19	4,451,344	4,445,780
Nuveen Investments, Inc.
4.18% due 05/13/17	4,000,000	3,948,760
6.50% due 02/28/19	400,000	396,668
First Advantage Corp.
6.25% due 02/28/19	2,985,000	2,975,687
10.50% due 08/28/19[5]	1,300,000	1,287,000
AmWINS Group, LLC
5.00% due 09/06/19	3,970,000	3,984,888
Topaz Power Holdings LLC
5.25% due 02/26/20	3,970,000	3,960,075
iStar Financial, Inc.
4.50% due 10/15/17	2,161,817	2,163,438
7.00% due 03/19/17	1,406,809	1,439,165
Cetera Financial Group, Inc.
6.50% due 08/07/19	3,600,000	3,566,988
Intertrust Group
4.75% due 02/04/20	3,000,000	2,984,070
USI Holdings Corp.
5.00% due 12/27/19	1,985,000	1,987,481
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	1,639,864	1,627,565
9.25% due 06/10/20	194,886	193,668
Duff & Phelps Corp.
4.50% due 04/23/20	1,795,500	1,799,989
Confie Seguros
6.50% due 11/09/18	1,427,613	1,426,428
American Capital Ltd.
4.00% due 08/22/16	1,250,000	1,252,600
CNO Financial Group, Inc.
3.75% due 09/28/18	727,926	729,440
Ranpak
8.50% due 04/23/20	500,000	510,000
Ocwen Financial Corp.
5.00% due 02/15/18	498,750	503,947
Hamilton Lane Advisors LLC
5.25% due 02/28/18	218,682	217,588
Total Financials		96,975,433

TELECOMMUNICATION SERVICES - 6.7%
Asurion Corp.
3.50% due 07/08/20	4,149,600	4,006,107
4.50% due 05/24/19	3,981,848	3,941,392
Alcatel-Lucent
5.75% due 01/30/19	7,340,560	7,388,275
Avaya, Inc.
8.00% due 03/31/18	4,962,470	4,692,214
4.76% due 10/26/17	2,964,263	2,650,376
Univision Communications, Inc.
4.50% due 03/01/20	2,721,325	2,709,194
4.00% due 03/01/20	2,517,350	2,485,883
Light Tower Fiber LLC
4.50% due 04/13/20	4,987,500	5,001,515
Live Nation Worldwide, Inc.
3.50% due 08/14/20	3,000,000	2,981,250
4.75% due 09/30/20	1,488,750	1,481,306
Mitel Networks Corp.
7.00% due 02/27/19	3,792,446	3,811,408
EMI Music Publishing
4.25% due 06/29/18	3,482,470	3,470,873
Level 3 Communications, Inc.
4.00% due 01/15/20	2,650,000	2,644,488
4.00% due 08/01/19	750,000	748,500
Associated Partners, Inc.
6.68% due 12/21/15[5]	3,250,000	3,250,000
Level 3 Financing, Inc.
4.75% due 08/01/19	2,650,000	2,645,018
Hemisphere Media Group, Inc.
6.25% due 07/30/20	2,593,500	2,587,016
Virgin Media Investment Holdings Ltd.
3.50% due 06/08/20	2,000,000	1,986,940
Mosaid Technologies
7.00% due 12/23/16	1,207,280	1,216,335
Syniverse Technologies, Inc.
4.00% due 04/23/19	1,163,426	1,157,609
Zayo Group LLC
4.50% due 07/02/19	987,500	986,937
Expert Global Solutions
8.50% due 04/03/18	729,829	740,776
7.25% due 04/02/17	37,500	37,453
Gogo, Inc.
11.25% due 06/21/17[5]	528,895	560,629
Tribune Co.
4.00% due 12/31/19	496,250	495,734
Windstream Corp.
3.50% due 01/23/20	372,188	370,327
Clientlogic Corp.
7.02% due 01/30/17	250,000	248,203
Telx Group
6.25% due 09/25/17	245,026	244,413
Total Telecommunication Services		64,540,171

HEALTH CARE - 5.2%
Apria Healthcare Group, Inc.
6.75% due 04/01/20	7,980,000	8,033,066
Bioscrip, Inc.
6.50% due 07/31/20	7,700,000	7,738,500
Valeant Pharmaceuticals
International, Inc.
4.50% due 08/05/20	6,649,750	6,682,067
Merge Healthcare, Inc.
6.00% due 04/23/19	4,857,353	4,590,199
One Call Medical, Inc.
5.50% due 08/19/19	4,551,688	4,563,067

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
FLOATING RATE STRATEGIES FUND

	Face
	Amount	Value

Ceramtec GMBH
4.25% due 07/30/20	$3,065,667	$3,070,787
4.25% due 08/30/20	1,234,333	1,236,395
Learning Care Group (US), Inc.
6.00% due 05/08/19	4,248,470	4,230,754
Harvard Drug
5.00% due 08/16/20	3,336,848	3,341,019
DJO Finance LLC
4.75% due 09/15/17	2,580,500	2,584,371
Sage Products, Inc.
4.25% due 12/13/19	1,326,401	1,331,375
Catalent Pharma Solutions, Inc.
4.25% due 09/15/17	1,184,429	1,186,123
CHG Healthcare
5.00% due 11/19/19	740,230	744,857
LHP Hospital Group, Inc.
9.00% due 07/03/18	411,555	403,324
Total Health Care		49,735,904

CONSUMER STAPLES - 5.2%
CTI Foods Holding Co. LLC
8.25% due 06/28/21	8,650,000	8,585,125
4.50% due 06/28/20	1,350,000	1,333,125
Performance Food Group
6.25% due 11/07/19	8,478,750	8,362,167
Reddy Ice Holdings, Inc.
6.75% due 04/01/19	4,890,250	4,865,799
10.75% due 10/01/19	2,000,000	1,965,000
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	6,780,534	6,760,735
Grocery Outlet, Inc.
5.50% due 12/17/18	5,275,369	5,284,179
AdvancePierre Foods, Inc.
5.75% due 07/10/17	1,985,000	1,993,059
9.50% due 10/10/17	1,000,000	1,013,750
Hostess Brands
6.75% due 04/09/20	2,800,000	2,867,676
DS Waters of America, Inc.
5.25% due 08/30/20	2,500,000	2,517,200
Heinz (H.J.) Co.
3.50% due 06/05/20	1,995,000	1,999,309
Acosta, Inc.
5.00% due 03/02/18	749,500	749,125
Total Consumer Staples		48,296,249

ENERGY - 5.0%
Ocean Rig ASA
5.50% due 07/15/16	10,000,000	10,106,300
P2 Energy
6.00% due 11/20/18	7,010,681	7,010,681
10.00% due 05/20/19	500,000	502,500
Rice Energy
8.50% due 10/25/18	6,584,000	6,600,460
Pacific Drilling
4.50% due 05/18/18	5,985,000	6,004,451
EquiPower Resources Holdings LLC
4.25% due 12/31/19	4,788,000	4,789,197
4.25% due 12/21/18	930,195	931,590
Panda Temple II Power
7.25% due 04/03/19	4,500,000	4,539,375
State Class Tankers
6.75% due 06/19/20	2,700,000	2,706,750
Atlas Energy LP
6.50% due 07/31/19	1,850,000	1,868,500
Varel International Energy Funding Corp.
9.25% due 07/17/17	977,500	997,050
Crestwood
7.00% due 06/19/19	749,729	762,849
Panda Sherman
9.00% due 09/14/18	600,000	606,000
EP Energy LLC
4.50% due 04/30/19	281,250	280,839
Sheridan Production Partners
5.00% due 10/01/19	246,875	246,876
Total Energy		47,953,418

MATERIALS - 1.8%
Oxbow Carbon
8.00% due 01/18/20	4,900,000	4,998,001
4.25% due 07/18/19	4,246,250	4,250,241
Royal Adhesives and Sealants
5.50% due 07/31/18	5,100,000	5,138,251
Ennis-Flint
6.25% due 03/30/18	1,274,752	1,281,126
Reynolds Group Holdings
4.75% due 09/20/18	495,000	495,480
Kloeckner Pentaplast S.A.
5.75% due 12/21/16	349,263	350,719
Unifrax
4.25% due 11/28/18	257,981	257,498
Total Materials		16,771,316

UTILITIES - 0.8%
Astoria Generating Company
Acquisitions LLC
8.50% due 10/26/17	6,912,500	7,068,031
MRC Global, Inc.
6.00% due 11/08/19	992,500	996,222
Total Utilities		8,064,253
Total Senior Floating Rate Interests
(Cost $790,525,275)		793,732,192

ASSET BACKED SECURITIES†† - 11.6%
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.54% due 08/15/56[1,3]	11,432,978	8,965,481
Cedar Woods CRE CDO Ltd.
0.44% due 07/25/51†††	9,432,351	7,592,660
RAIT CRE CDO I Ltd.
0.51% due 11/20/46[1]	7,492,445	6,162,685
GreenPoint Mortgage Funding
Trust 2005-HE4,
0.88% due 07/25/30[1]	6,800,000	5,950,674

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
FLOATING RATE STRATEGIES FUND

	Face
	Amount	Value

N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[5]	$4,899,075	$4,452,340
KKR Financial CLO 2007-1 Corp.
2007-1A, 2.51% due 05/15/21[1,3]	4,100,000	3,903,174
Structured Asset Securities Corporation
Mortgage Loan Trust
2006-OPT1, 0.44% due 04/25/36[1]	4,300,000	3,572,380
N-Star REL CDO VIII Ltd.
2006-8A, 0.54% due 02/01/41†††,1,3	2,500,000	1,913,744
2006-8A, 0.47% due 02/01/41[1,3]	1,814,472	1,635,793
Newstar Trust
2013-1A, 4.95% due 09/20/23[1,3]	2,750,000	2,787,493
2013-1A, 5.70% due 09/20/23[1,3]	250,000	253,901
Lehman XS Trust Series
2005-7N, 0.45% due 12/25/35[1]	3,266,345	2,792,033
Jasper CLO Ltd.
2005-1A, 1.17% due 08/01/17[1,3]	3,000,000	2,762,298
Lehman XS Trust Series
2006-16N, 0.37% due 11/25/46[1]	3,569,903	2,670,323
Highland Park CDO Ltd.
2006-1A, 0.59% due 11/25/51[1,3,6]	3,100,339	2,601,716
Wachovia Asset Securitization
Issuance II LLC 2007-HE1 Trust
2007-HE1, 0.32% due 07/25/37[1,3]	3,118,183	2,588,404
Newcastle Cdo Viii 1 Ltd.
2006-8A, 0.46% due 11/25/52[1,3,6]	2,768,316	2,520,825
TCW Global Project Fund III Ltd.
2005-1A, 0.91% due 09/01/17[1,3]	1,750,000	1,650,268
2005-1A, 1.11% due 09/01/17[1,3]	500,000	440,264
HSI Asset Securitization
Corporation Trust
2007-WF1, 0.35% due 05/25/37[1]	1,911,879	1,749,523
ACIS CLO Ltd.
2013-2A, 0.00% due 10/14/22[1,3]	1,800,000	1,725,365
New Century Home Equity
Loan Trust Series
2004-4, 0.97% due 02/25/35[1]	1,823,309	1,642,664
Rockwall CDO II Ltd.
2007-1A, 0.52% due 08/01/24[1,3]	1,740,241	1,596,671
Northwoods Capital VII Ltd.
2006-7A, 3.77% due 10/22/21[1,3]	1,000,000	923,893
2006-7A, 1.82% due 10/22/21[1,3]	700,000	642,522
Home Equity Asset Trust
2006-3, 0.49% due 07/25/36[1]	1,750,000	1,542,116
Newcastle CDO Ltd.
2007-9A, 0.43% due 05/25/52[6]	1,566,700	1,521,035
MCF CLO LLC
3.82% due 04/20/23	1,500,000	1,497,164
Aerco Ltd.
2000-2A, 0.64% due 07/15/25[1]	2,022,184	1,435,750
GSAA Home Equity Trust
2007-7, 0.45% due 07/25/37[1]	1,572,051	1,309,361
Black Diamond CLO 2006-1
Luxembourg S.A.
2007-1A, 0.95% due 04/29/19[1,3]	1,350,000	1,237,816
Global Leveraged Capital Credit
Opportunity Fund
2006-1A, 1.27% due 12/20/18[1,3]	1,288,000	1,206,101
West Coast Funding Ltd.
2006-1A, 0.40% due 11/02/41[1,3,6]	1,162,769	1,108,986
Genesis Funding Ltd.
2006-1A, 0.42% due 12/19/32[1,3]	1,250,204	1,107,555
Grayson CLO Ltd.
2006-1A, 0.68% due 11/01/21[1,3]	1,200,000	1,073,886
Halcyon Structured Asset
Management Long Secured/
Short Unsecured 2007-1 Ltd.
2007-1A, 2.57% due 08/07/21[1,3]	1,100,000	1,072,652
ARES XXVI CLO Ltd.
2013-1A, 0.00% due 04/15/25†††,3,4	1,250,000	1,026,126
Telos CLO Ltd.
2013-3A, 4.52% due 01/17/24[1,3]	1,050,000	1,014,470
Telos Clo 2007-2 Ltd.
2007-2A, 2.47% due 04/15/22[1,3]	1,100,000	1,004,690
Salus CLO Ltd.
2013-1AN, 7.00% due 03/05/21[1,3]	1,000,000	1,000,572
Acis CLO 2013-1 Ltd.
2013-1A, 4.77% due 04/18/24[1,3]	1,000,000	965,168
Liberty CLO Ltd.
2005-1A, 0.77% due 11/01/17[1,3]	1,000,000	954,887
Gleneagles CLO Ltd.
2005-1A, 0.82% due 11/01/17[1,3]	500,000	474,331
2005-1A, 1.17% due 11/01/17[1,3]	500,000	462,845
Churchill Financial Cayman Ltd.
2007-1A, 2.87% due 07/10/19[1,3]	1,000,000	925,036
NewStar Commercial Loan Trust 2007-1
2007-1A, 1.56% due 09/30/22[1,3]	500,000	461,354
2007-1A, 2.56% due 09/30/22[1,3]	500,000	457,671
Knightsbridge CLO
2007-1A, 3.02% due 01/11/22[1,3]	500,000	500,000
2007-1A, 5.27% due 01/11/22[1,3]	350,000	350,388
Garrison Funding Ltd.
2013-2A, 4.90% due 09/25/23[1,3]	750,000	747,605
GSC Partners Cdo Fund VII Ltd.
2006-7A, 1.26% due 05/25/20[1,3]	750,000	728,906
Westchester CLO Ltd.
2007-1A, 0.61% due 08/01/22[1,3]	750,000	680,903
Airplanes Pass Through Trust
2001-1A, 0.73% due 03/15/19[1]	1,705,538	648,104
KKR Financial CLO Ltd.
5.26% due 05/15/21	650,000	645,090
Drug Royalty Limited Partnership
2012-1, 5.52% due 07/15/24[1,3]	572,308	585,851
ACA CLO 2007-1 Ltd.
2007-1A, 1.22% due 06/15/22[1,3]	575,000	514,361
ACS 2007-1 Pass Through Trust
2007-1A, 0.49% due 06/14/37[1,3]	558,163	504,356
Cerberus Offshore Levered I, LP
2012-1A, 6.18% due 11/30/18[1,3]	250,000	251,841
2012-1A, 4.93% due 11/30/18[1,3]	250,000	249,993
Fraser Sullivan CLO VI Ltd.
2011-6A, 4.76% due 11/22/22[1,3]	500,000	500,204

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
FLOATING RATE STRATEGIES FUND

	Face
	Amount	Value

Battalion CLO II Ltd.
2012-2A, 4.27% due 11/15/19[1,3]	$500,000	$489,702
Pangaea CLO Ltd.
2007-1A, 0.77% due 10/21/21[1,3]	500,000	464,559
Aircraft Lease Securitisation Ltd.
2007-1A, 0.44% due 05/10/32[1,3]	484,892	464,284
Latitude CLO II Corp.
2006-2A, 1.05% due 12/15/18[1,3]	500,000	462,744
Copper River CLO Ltd.
2007-1A, 1.07% due 01/20/21[1,3]	500,000	449,272
Westwood CDO I Ltd.
2007-1A, 0.92% due 03/25/21[1,3]	500,000	447,500
Northwind Holdings LLC
2007-1A, 1.06% due 12/01/37[1,3]	489,125	435,321
Babcock & Brown Air Funding I Ltd.
2007-1A, 0.62% due 11/14/33[1,3]	511,809	435,037
Raspro Trust
2005-1A, 0.65% due 03/23/24[1,3]	477,308	434,351
Continental Airlines 2012-2
Class B Pass Through Trust
5.50% due 10/29/20	400,000	399,500
Diversified Asset Securitization
Holdings II, LP
2000-1A, 0.74% due 09/15/35[1,3]	407,490	391,011
Credit Card Pass-Through Trust 2012-BIZ
2012-BIZ, 0.00% due 12/15/49[3]	482,880	386,509
OFSI Fund Ltd.
2006-1A, 1.10% due 09/20/19[1,3]	370,000	338,282
Accredited Mortgage Loan Trust
2007-1, 0.31% due 02/25/37[1]	358,972	323,594
Eastland CLO Ltd.
2007-1A, 0.67% due 05/01/22[1,3]	350,000	307,660
Structured Asset Receivables
Trust Series 2005-1
2005-1A, 0.77% due 01/21/15[1,3]	322,288	302,951
Asset Backed Securities Corporation
Home Equity Loan Trust Series,
2004-HE8, 1.23% due 12/25/34[1]	350,000	300,542
Ivy Hill Middle Market Credit Fund Ltd.
2011-3A, 6.77% due 01/15/22[1,3]	250,000	251,139
ACS 2006-1 Pass Through Trust
2006-1A, 0.45% due 06/20/31[1,3]	213,590	194,367
MKP CBO I Ltd.
2004-3A, 0.92% due 05/08/39[1,3]	151,348	147,286
Argent Securities Incorporated
Asset-Backed Pass-Through
Certificates Series
2005-W3, 0.52% due 11/25/35[1]	127,460	116,671
Atlas Air 1999-1 Class A-1
Pass Through Trust
7.20% due 01/02/19[5]	103,866	110,098
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.46% due 03/25/38[1,3]	95,824	91,785
Castle Trust
2003-1AW, 0.93% due 05/15/27[1,3]	88,089	80,161
Vega Containervessel plc
2006-1A, 5.56% due 02/10/21[3]	49,647	48,157
South Coast Funding V
2004-5A, 0.63% due 08/06/39[1,3]	18,768	18,393
Total Asset Backed Securities
(Cost $110,415,508)		111,155,144

CORPORATE BONDS†† - 3.8%
ENERGY - 1.4%
Legacy Reserves Limited Partnership/
Legacy Reserves Finance Corp.
8.00% due 12/01/20[3]	2,750,000	2,777,499
Eagle Rock Energy Partners
Limited Partnership/Eagle Rock
Energy Finance Corp.
8.38% due 06/01/19	2,600,000	2,600,000
Midstates Petroleum Company
Incorporated/Midstates
Petroleum Co LLC
10.75% due 10/01/20[3]	2,000,000	2,100,000
Penn Virginia Resource Partners
Limited Partnership/Penn Virginia
Resource Finance Corporation II
8.38% due 06/01/20	2,000,000	2,080,000
Inergy Midstream Limited Partnership/
NRGM Finance Corp.
6.00% due 12/15/20[3]	2,000,000	1,985,000
Atlas Resource Escrow Corp.
9.25% due 08/15/21[3]	1,500,000	1,515,000
Total Energy		13,057,499

FINANCIALS - 0.9%
Citigroup, Inc.
5.35% due 05/29/49[1,2]	4,000,000	3,480,000
Wilton Re Finance LLC
5.88% due 03/30/33[1,3]	2,750,000	2,756,875
Nationstar Mortgage LLC/
Nationstar Capital Corp.
6.50% due 07/01/21	2,000,000	1,915,000
LCP Dakota Fund
10.00% due 08/17/15[5]	38,400	38,400
Total Financials		8,190,275

MATERIALS - 0.6%
TPC Group, Inc.
8.75% due 12/15/20[3]	2,000,000	2,045,000
APERAM
7.75% due 04/01/18[3]	1,710,000	1,684,350
Unifrax I LLC/Unifrax Holding Co.
7.50% due 02/15/19[3]	1,525,000	1,525,000
Mirabela Nickel Ltd.
8.75% due 04/15/18[3,5]	2,000,000	780,000
Total Materials		6,034,350

CONSUMER DISCRETIONARY - 0.4%
GRD Holdings III Corp.
10.75% due 06/01/19[3]	2,030,000	2,151,800
ServiceMaster Co.
8.00% due 02/15/20	2,000,000	1,980,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
FLOATING RATE STRATEGIES FUND

	Face
	Amount	Value

WMG Acquisition Corp.
11.50% due 10/01/18	$50,000	$57,625
Total Consumer Discretionary		4,189,425

CONSUMER STAPLES - 0.3%
Central Garden and Pet Co.
8.25% due 03/01/18	2,000,000	1,975,000
Vector Group Ltd.
7.75% due 02/15/21	1,000,000	1,035,000
Total Consumer Staples		3,010,000

HEALTH CARE - 0.1%
Apria Healthcare Group, Inc.
12.38% due 11/01/14	766,000	770,788

TELECOMMUNICATION SERVICES - 0.1%
Sitel LLC/Sitel Finance Corp.
11.00% due 08/01/17[3]	670,000	715,225
Total Corporate Bonds
(Cost $37,772,240)		35,967,562

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 2.0%
COMM 2006-FL12 Mortgage Trust
2006-FL12, 0.41% due 12/15/20[1,3]	3,261,071	3,181,820
2006-FL12, 0.47% due 12/15/20[1,3]	2,283,013	2,213,995
2006-FL12, 0.52% due 12/15/20[1,3]	1,304,579	1,266,445
IndyMac INDX Mortgage
Loan Trust
2006-AR4, 0.39% due 05/25/46[1]	4,038,073	3,323,947
GreenPoint Mortgage
Funding Trust
2006-AR1, 0.47% due 02/25/36[1]	3,449,422	2,658,418
Nomura Resecuritization Trust
2012-1R, 0.62% due 08/27/47[1,3]	1,895,483	1,743,844
Structured Asset Mortgage
Investments II Trust
2006-AR1, 0.41% due 02/25/36[1]	1,976,914	1,537,080
WaMu Mortgage Pass
Through Certificates
2006-AR11, 1.08% due 09/25/46[1]	1,538,125	1,099,057
SRERS Funding Ltd.
2011-RS, 0.43% due 05/09/46[1,3]	975,416	847,989
Bear Stearns Mortgage
Funding Trust
2007-AR5, 0.35% due 06/25/47[1]	1,041,648	785,471
Total Collateralized Mortgage Obligations
(Cost $18,675,363)		18,658,066
Total Investments - 112.9%
(Cost $1,078,584,953)		$1,080,587,611
Other Assets & Liabilities, net - (12.9)%		(123,845,113)
Total Net Assets - 100.0%		$956,742,498

†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2013.
[2]	Perpetual maturity.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $94,010,682 (cost $93,336,526), or 9.8% of total net assets.

[4]	Residual interest.
[5]	Illiquid security.
[6]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 9. plc — Public Limited Company

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FLOATING RATE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

Assets:
Investments, at value
(cost $1,078,584,953)	$1,080,587,611
Cash	1,970,084
Due from broker	201,046
Prepaid expenses	79,999
Segregated cash with broker	68,000
Receivables:
Securities sold	10,895,682
Fund shares sold	10,214,972
Interest	3,939,055
Investment advisor	134,706
Dividends	35,702
Total assets	1,108,126,857
Liabilities:
Reverse Repurchase Agreements	5,527,492
Unfunded loan commitments, at value
(commitment fees received $844,392)	673,129
Payable for:
Securities purchased	114,278,961
Fund shares redeemed	29,602,570
Management fees	497,716
Distributions to shareholders	479,241
Distribution and service fees	167,571
Fund accounting/administration fees	72,742
Transfer agent/maintenance fees	22,842
Directors’ fees*	6,142
Miscellaneous	55,953
Total liabilities	151,384,359
Net Assets	$956,742,498
Net Assets Consist Of:
Paid in capital	$953,379,130
Distributions in excess of net investment income	(1,455)
Accumulated net realized gain on investments	1,190,902
Net unrealized appreciation on investments	2,173,921
Net assets	$956,742,498
A-Class:
Net assets	$378,323,785
Capital shares outstanding	14,213,581
Net asset value per share	$26.62
Maximum offering price per share
(Net asset value divided by 95.25%)	$27.95
C-Class:
Net assets	$120,605,501
Capital shares outstanding	4,533,255
Net asset value per share	$26.60
Institutional Class:
Net assets	$457,813,212
Capital shares outstanding	17,187,568
Net asset value per share	$26.64

STATEMENT OF OPERATIONS

Year Ended September 30, 2013

Investment Income:
Interest	$27,607,378
Dividends	59,106
Total investment income	27,666,484
Expenses:
Management fees	3,023,347
Transfer agent/maintenance fees:
A-Class	160,600
C-Class	45,432
Institutional Class	12,926
Distribution and service fees:
A-Class	440,425
C-Class	653,570
Fund accounting/administration fees	441,868
Interest expense	122,769
Directors’ fees*	43,938
Custodian fees	37,863
Miscellaneous	302,714
Total expenses	5,285,452
Less:
Expenses waived by Advisor	(188,812)
Expenses waived by Transfer Agent
A-Class	(157,785)
C-Class	(44,386)
Institutional Class	(12,836)
Expenses waived by Distributor
A-Class	(19,556)
C-Class	(6,651)
Total expenses waived	(430,026)
Net expenses	4,855,426
Net investment income	22,811,058
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,357,739
Net realized gain	1,357,739
Net change in unrealized appreciation
(depreciation) on:
Investments	47,569
Net change in unrealized appreciation
(depreciation)	47,569
Net realized and unrealized gain	1,405,308
Net increase in net assets resulting
from operations	$24,216,366

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

FLOATING RATE STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2013	2012[a]

Increase (Decrease) In Net Assets From Operations:
Net investment income	$22,811,058	$2,962,318
Net realized gain on investments	1,357,739	256,965
Net change in unrealized appreciation (depreciation) on investments	47,569	2,126,352
Net increase in net assets resulting from operations	24,216,366	5,345,635

Distributions to shareholders from:
Net investment income
A-Class	(8,633,219)	(589,604)
C-Class	(2,743,608)	(300,998)
Institutional Class	(11,457,765)	(2,064,174)
Net realized gains
A-Class	(132,969)	—
C-Class	(75,574)	—
Institutional Class	(201,041)	—
Total distributions to shareholders	(23,244,176)	(2,954,776)

Capital share transactions:
Proceeds from sale of shares
A-Class	402,666,976	48,021,565
C-Class	104,350,559	25,439,217
Institutional Class	475,637,894	78,198,852
Distributions reinvested
A-Class	6,868,671	500,768
C-Class	2,445,945	285,952
Institutional Class	10,574,134	1,805,957
Cost of shares redeemed
A-Class	(75,616,322)	(4,811,200)
C-Class	(10,919,310)	(1,616,032)
Institutional Class	(100,967,437)	(9,486,740)
Net increase from capital share transactions	815,041,110	138,338,339
Net increase in net assets	816,013,300	140,729,198

Net assets:
Beginning of year	140,729,198	—
End of year	$956,742,498	$140,729,198
(Distributions in excess of)/Undistributed net investment income at end of year	$(1,455)	$7,861

Capital share activity:
Shares sold
A-Class	15,101,427	1,859,907
C-Class	3,917,569	985,233
Institutional Class	17,831,851	3,058,746
Shares issued from reinvestment of distributions
A-Class	257,605	19,365
C-Class	91,877	11,068
Institutional Class	396,547	70,100
Shares redeemed
A-Class	(2,837,771)	(186,952)
C-Class	(409,799)	(62,693)
Institutional Class	(3,804,751)	(364,925)
Net increase in shares	30,544,555	5,389,849

a Since commencement of operations: November 30, 2011.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FLOATING RATE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
A-Class	2013	2012a
Per Share Data
Net asset value, beginning of period	$26.10	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.30	1.09
Net gain on investments (realized and unrealized)	.65	.97
Total from investment operations	1.95	2.06
Less distributions from:
Net investment income	(1.37)	(.96)
Net realized gains	(.06)	—
Total distributions	(1.43)	(.96)
Net asset value, end of period	$26.62	$26.10

Total Return[d]	7.61%	8.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$378,324	$44,175
Ratios to average net assets:
Net investment income	4.90%	5.13%
Total expenses	1.19%	1.39%
Net expenses[c,e]	1.05%	1.06%
Portfolio turnover rate	50%	61%

	Year Ended	Period Ended
	September 30,	September 30,
C-Class	2013	2012a
Per Share Data
Net asset value, beginning of period	$26.09	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.11	.93
Net gain on investments (realized and unrealized)	.63	.98
Total from investment operations	1.74	1.91
Less distributions from:
Net investment income	(1.17)	(.82)
Net realized gains	(.06)	—
Total distributions	(1.23)	(.82)
Net asset value, end of period	$26.60	$26.09

Total Return[d]	6.77%	7.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120,606	$24,358
Ratios to average net assets:
Net investment income	4.19%	4.36%
Total expenses	1.93%	2.06%
Net expenses[c,e]	1.81%	1.80%
Portfolio turnover rate	50%	61%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

FLOATING RATE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2013	2012[a]
Per Share Data
Net asset value, beginning of period	$26.12	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.36	1.10
Net gain on investments (realized and unrealized)	.65	1.02
Total from investment operations	2.01	2.12
Less distributions from:
Net investment income	(1.43)	(1.00)
Net realized gains	(.06)	—
Total distributions	(1.49)	(1.00)
Net asset value, end of period	$26.64	$26.12

Total Return[d]	7.86%	8.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$457,813	$72,197
Ratios to average net assets:
Net investment income	5.12%	5.16%
Total expenses	0.86%	0.99%
Net expenses[c,e]	0.81%	0.80%
Portfolio turnover rate	50%	61%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers, and includes interest expense, if any.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Excluding interest expense, the operating expense ratios for the periods presented would be:

	09/30/13	09/30/12
A-Class	1.03%	1.01%
C-Class	1.78%	1.76%
Institutional Class	0.79%	0.77%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders

Guggenheim High Yield Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and Kevin H. Gundersen, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2013.

For the one-year period ended September 30, 2013, the Guggenheim High Yield Fund returned 8.95%1, compared with the 7.14% return of its benchmark, the Barclays U.S. High Yield Index.

The investment objective of the Fund is to seek high current income, with capital appreciation as a secondary objective. The Fund pursues its objective by investing at least 80% of its assets, under normal market conditions, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization. Its investment approach combines a top-down macroeconomic view with a bottom-up process to identify high yield securities, emphasizing rigorous credit analysis and relative value in selecting securities.

Ample global monetary stimulus provided by central banks across the globe, combined with improved U.S. economic data, created a positive environment for credit spread fixed income assets for much of the period. The prevailing low interest rate environment created strong demand for assets like high yield bonds offering more attractive yields. Indeed, demand caused spreads to tighten over the period and the yield to touch a record low below 5% in May.

In June, however, concern over when the U.S. Federal Reserve might begin to exit its quantitative easing (QE) program sparked a fixed income selloff, including a $12 billion mid-summer outflow from high yield bond mutual funds. On September 18, the U.S. Federal Reserve announced it would not taper its bond-purchase program, a decision that came as a surprise, and caused a dramatic drop in Treasury yields and interest rates to begin to retreat.

The Fund outperformed its benchmark for the period, due to individual credit selection and its underweight stances relative to the benchmark in BB-rated bonds and longer-duration assets, which served the Fund particularly well during the summer volatility when rates rose sharply. Conversely, the underweight in longer-duration assets detracted from performance when rates fell in September.

In underweighting BB bonds, the Fund moved down the credit spectrum to purchase high yield bonds with higher yields but without a commensurate level of risk. The Fund also remained focused on a market sweet spot: middle-market issuers, tranches between $300 and $750 million. Issuers in this range are generally small but growing companies in newer, yet fundamentally sound, industries accounting for about 40% of the high yield market.

Another important factor in Fund performance for the period was increasing its allocation to bank loans. The Fund’s allocation grew from less than 15% of the portfolio at the beginning of the period to more than 20% at the end of the period, many of the loans in the single B category. This increased allocation is a defensive measure; as the credit cycle matures, the potential for interest rate volatility increases. When the market sells off, as it did in May, June and August, the allocation benefits performance. But the allocation can be a drag on performance when rates are falling or remain low.

As investors approach the latter stages of the credit cycle, many wonder whether it is time to reduce exposure to leveraged credit. Despite the volatility experienced in the third quarter of 2013, the Fund maintains its constructive stance on corporate credit based on the underlying fundamentals—primarily, healthy coverage ratios, low borrowing costs and the Fund’s expectation for low default rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MANAGER’S COMMENTARY (Unaudited) (concluded)

Amid the rate volatility that began in May, high yield bond spreads widened to 554 basis points and yields rose to 7.0% in late June despite the fundamental environment for credit remaining largely unchanged. As of the end of the third quarter, spreads narrowed to 503 basis points, and yields fell to 6.3%. The decline in the 10-year Treasury yield since mid-September has helped ease short-term interest-rate concerns and reignited the search for yield in high yield bonds. This positive technical catalyst may lead to additional spread tightening in the fourth quarter.

Positive fundamentals should help sustain the credit cycle in the near term, but at period end new loan supply was exceeding the aggregate demand from CLO origination and mutual fund flows, which was a significant reversal of the trend observed over the last six months. A continued slowdown in CLO issuance would place more importance on retail capital in the loan market, a dynamic which could increase volatility, particularly if interest rates continue to decline. We continue to like bank loans as an asset class, but these technical factors suggest that market events over the next few months should be monitored carefully.

The Fund still seeks to put money to work opportunistically as near-term catalysts may drive seemingly out-of-favor assets to levels that are attractive for purchase. The Fund has consistently maintained a lower-duration target, but will look to selectively add duration, as we expect interest rates will head lower throughout the remainder of the year with room for further credit spread compression in the near term. The Fund will also continue to take gains in floating rate assets that are less sensitive to interest rate movements and have less upside with respect to spread duration, such as CLOs and shorter-maturity bank loans.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

	1 Year	5 Year	10 Year
A-Class Shares	9.54%	12.59%	7.96%
A-Class Shares with sales charge†	4.30%	11.49%	7.43%
B-Class Shares	9.79%	12.90%	7.85%
B-Class Shares with CDSC‡	4.79%	12.65%	7.85%
C-Class Shares	8.69%	11.76%	7.16%
C-Class Shares with CDSC§	7.78%	11.76%	7.16%
Barclays U.S. High Yield Index	7.14%	13.53%	8.86%

			Since
			Inception
	1 Year	5 Year	(07/11/08)
Institutional Class Shares	9.97%	12.92%	10.41%
Barclays U.S. High Yield Index	7.14%	13.53%	11.27%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 5, 1996
B-Class	August 5, 1996
C-Class	May 1, 2000
Institutional Class	July 11, 2008

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	8.1%
New Young Broadcasting Holding Company, Inc.	1.6%
Travelport Holdings Ltd.	1.4%
Central Garden and Pet Co.	1.3%
Astoria Generating Company Acquisitions LLC	1.3%
Nationstar Mortgage LLC / Nationstar Capital Corp.	1.3%
TPC Group, Inc.	1.2%
MDC Partners, Inc.	1.2%
Eagle Rock Energy Partners Limited Partnership /
Eagle Rock Energy Finance Corp.	1.2%
Travelport LLC / Travelport Holdings, Inc.	1.1%
Top Ten Total	19.7%

Portfolio Composition by Quality Rating*
Rating

Fixed Income Instruments
BBB	3.9%
BB	18.3%
B	49.6%
CCC	15.9%
CC	0.1%
D	0.1%
NR	0.0%
Other Instruments
Short Term Investments	7.9%
Common Stocks	1.8%
Warrants	1.7%
Preferred Stocks	0.7%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

28 | the GUGGENHEIM FUNDS annual report

SCHEDULE OF INVESTMENTS	September 30, 2013
HIGH YIELD FUND

	Shares	Value

COMMON STOCKS† - 1.8%

CONSUMER DISCRETIONARY - 1.4%
New Young Broadcasting Holding
Company, Inc. — Class A*,††	63	$623,700
Metro-Goldwyn-Mayer, Inc.*,††	7,040	390,720
Sonic Automotive, Inc. — Class A	15,103	359,451
Total Consumer Discretionary		1,373,871

ENERGY - 0.2%
Stallion Oilfield Holdings Ltd.*,††	8,257	227,068

FINANCIALS - 0.2%
CIT Group, Inc.*	4,569	222,831
Leucadia National Corp.	81	2,206
Total Financials		225,037

CONSUMER STAPLES - 0.0%
Crimson Wine Group Ltd.*	8	76
Total Common Stocks
(Cost $797,331)		1,826,052

PREFERRED STOCKS† - 0.7%
Aspen Insurance Holdings Ltd. 5.95%[2,3]	22,000	522,060
Medianews Group, Inc.*,††	11,074	177,184
U.S. Shipping Corp.*,††	14,718	7,359
Total Preferred Stocks
(Cost $1,085,573)		706,603

WARRANTS†† - 1.7%
New Young Broadcasting
Holding Company, Inc. 12/24/24*	171	1,692,900
Reader’s Digest Association,
Inc. $1.00, 02/19/14*,†††,1	319	3
Total Warrants
(Cost $333,450)		1,692,903

SHORT TERM INVESTMENTS† - 8.1%
Dreyfus Treasury Prime
Cash Management Fund	8,056,978	8,056,978
Total Short Term Investments
(Cost $8,056,978)		8,056,978

	Face
	Amount
CORPORATE BONDS†† - 64.8%

ENERGY - 14.1%
Eagle Rock Energy Partners Limited
Partnership/Eagle Rock Energy
Finance Corp.
8.38% due 06/01/19	$1,200,000	1,200,000
Exterran Holdings, Inc.
7.25% due 12/01/18	1,065,000	1,127,569
BreitBurn Energy Partners Limited
Partnership/BreitBurn Finance Corp.
7.88% due 04/15/22	1,100,000	1,097,249
Crestwood Midstream Partners
Limited Partnership/Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	1,000,000	1,050,000
Hiland Partners Limited Partnership/
Hiland Partners Finance Corp.
7.25% due 10/01/20[4]	1,000,000	1,042,500
Penn Virginia Resource Partners Limited
Partnership/Penn Virginia Resource
Finance Corp.
8.25% due 04/15/18	1,000,000	1,037,500
Atlas Pipeline Partners Limited
Partnership/Atlas Pipeline
Finance Corp.
6.63% due 10/01/20[4]	1,000,000	1,020,000
SandRidge Energy, Inc.
7.50% due 03/15/21	1,000,000	1,010,000
Endeavor Energy Resources Limited
Partnership/EER Finance, Inc.
7.00% due 08/15/21[4]	1,000,000	990,000
Gibson Energy, Inc.
6.75% due 07/15/21[4]	775,000	800,188
Midstates Petroleum Company
Incorporated/Midstates
Petroleum. Co. LLC
10.75% due 10/01/20[4]	700,000	735,000
Bill Barrett Corp.
7.00% due 10/15/22	750,000	725,625
Legacy Reserves Limited Partnership/
Legacy Reserves Finance Corp.
8.00% due 12/01/20[4]	465,000	469,650
6.63% due 12/01/21[4]	215,000	201,025
Inergy Midstream Limited Partnership/
NRGM Finance Corp.
6.00% due 12/15/20[4]	400,000	397,000
SM Energy Co.
6.50% due 11/15/21	350,000	364,000
Atlas Energy Holdings Operating
Company LLC/Atlas Resource
Finance Corp.
7.75% due 01/15/21[4]	300,000	279,000
Atlas Resource Escrow Corp.
9.25% due 08/15/21[4]	200,000	202,000
Exterran Partners Limited Partnership/
EXLP Finance Corp.
6.00% due 04/01/21[4]	125,000	121,250
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20	100,000	106,000
IronGate Energy Services LLC
11.00% due 07/01/18[4]	100,000	99,000
Chesapeake Oilfield Operating LLC/
Chesapeake Oilfield Finance, Inc.
6.63% due 11/15/19	45,000	45,788
SemGroup, LP
8.75% due 11/15/15†††,1,6	1,300,000	—
Total Energy		14,120,344

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
HIGH YIELD FUND

	Face
	Amount/Shares	Value

Consumer Discretionary - 13.8%
MDC Partners, Inc.
6.75% due 04/01/20[4]	$1,200,000	$1,215,000
Travelport LLC/Travelport
Holdings, Inc.
13.88% due 03/01/16[4]	1,150,000	1,195,999
AmeriGas Finance LLC/
AmeriGas Finance Corp.
7.00% due 05/20/22	1,150,000	1,195,999
Laureate Education, Inc.
9.25% due 09/01/19[4]	1,100,000	1,188,000
Sabre, Inc.
8.50% due 05/15/19[4]	1,050,000	1,135,313
GRD Holdings III Corp.
10.75% due 06/01/19[4]	1,045,000	1,107,700
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[4]	1,000,000	1,080,000
ServiceMaster Co.
7.00% due 08/15/20	600,000	567,000
8.00% due 02/15/20	300,000	297,000
WMG Acquisition Corp.
11.50% due 10/01/18	655,000	754,888
CPG Merger Sub LLC
8.00% due 10/01/21[4]	600,000	609,750
Burlington Coat Factory
Warehouse Corp.
10.00% due 02/15/19	540,000	600,750
Sirius XM Radio, Inc.
5.88% due 10/01/20[4]	500,000	504,375
Stanadyne Corp.
10.00% due 08/15/14	525,000	501,375
INTCOMEX, Inc.
13.25% due 12/15/14	480,000	465,600
Suburban Propane Partners Limited
Partnership/Suburban Energy
Finance Corp.
7.50% due 10/01/18	168,000	179,760
7.38% due 08/01/21	149,000	159,430
DreamWorks Animation SKG, Inc.
6.88% due 08/15/20[4]	300,000	311,250
Snoqualmie Entertainment Authority
9.13% due 02/01/15[4]	257,000	257,000
Caesars Entertainment Operating
Company, Inc.
9.00% due 02/15/20	125,000	117,188
Brown Shoe Company, Inc.
7.13% due 05/15/19	100,000	105,625
Stanadyne Holdings, Inc.
11.99% due 02/15/15[5]	170,000	95,200
Southern Graphics, Inc.
8.38% due 10/15/20[4]	85,000	87,975
Gibson Brands, Inc.
8.88% due 08/01/18[4]	75,000	76,125
Total Consumer Discretionary		13,808,302

FINANCIALS - 8.0%
Nationstar Mortgage LLC/
Nationstar Capital Corp.
6.50% due 08/01/18	1,300,000	1,306,500
Lancashire Holdings Ltd.
5.70% due 10/01/22[4]	1,000,000	908,260
Kennedy-Wilson, Inc.
8.75% due 04/01/19	815,000	880,200
Icahn Enterprises Limited Partnership/
Icahn Enterprises Finance Corp.
6.00% due 08/01/20[4]	800,000	800,000
Credit Acceptance Corp.
9.13% due 02/01/17	650,000	689,000
Wilton Re Finance LLC
5.88% due 03/30/33[2,4]	650,000	651,625
Nielsen Company Luxembourg SARL
5.50% due 10/01/21[4]	500,000	500,625
ING US, Inc. 5.65% due 05/15/53[2]	475,000	434,220
KCG Holdings, Inc.
8.25% due 06/15/18[4]	415,000	408,775
American Equity Investment
Life Holding Co.
6.63% due 07/15/21	300,000	310,500
DuPont Fabros Technology, LP
5.88% due 09/15/21[4]	300,000	300,000
Jefferies Finance LLC/JFIN
Company-Issuer Corp.
7.38% due 04/01/20[4]	300,000	297,000
Oxford Finance LLC/Oxford Finance
Company-Issuer, Inc.
7.25% due 01/15/18[4]	275,000	281,188
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[4]	250,000	253,750
Total Financials		8,021,643

INFORMATION TECHNOLOGY - 7.5%
First Data Corp.
8.75% due 01/15/22[4]	1,050,000	1,094,624
6.75% due 11/01/20[4]	200,000	207,000
CyrusOne Limited Partnership/
CyrusOne Finance Corp.
6.38% due 11/15/22	1,000,000	992,500
Activision Blizzard, Inc.
5.63% due 09/15/21[4]	700,000	700,875
6.13% due 09/15/23[4]	200,000	201,000
Eagle Midco, Inc.
9.00% due 06/15/18[4]	825,000	829,125
Aspect Software, Inc.
10.63% due 05/15/17	735,000	733,163
iGATE Corp.
9.00% due 05/01/16	600,000	643,500
ViaSat, Inc. 6.88% due 06/15/20	500,000	518,750
Audatex North America, Inc.
6.00% due 06/15/21[4]	500,000	510,000
Stratus Technologies Bermuda
Limited/Stratus Technologies, Inc.
12.00% due 03/29/15	366	365,085

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
HIGH YIELD FUND

	Face
	Amount	Value

IAC 4.75% due 12/15/22	$395,000	$363,400
Brocade Communications Systems, Inc.
4.63% due 01/15/23[4]	275,000	253,688
Alcatel-Lucent USA, Inc.
8.88% due 01/01/20[4]	100,000	105,500
Total Information Technology		7,518,210

CONSUMER STAPLES - 6.6%
Central Garden and Pet Co.
8.25% due 03/01/18	1,350,000	1,333,124
US Foods, Inc.
8.50% due 06/30/19	1,065,000	1,122,244
Harbinger Group, Inc.
7.88% due 07/15/19[4]	1,040,000	1,076,400
Bumble Bee Holdco SCA
9.63% due 03/15/18[4]	900,000	936,000
KeHE Distributors LLC/
KeHE Finance Corp.
7.63% due 08/15/21[4]	650,000	659,750
Vector Group Ltd.
7.75% due 02/15/21	540,000	558,900
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[4]	244,000	264,130
Spectrum Brands Escrow Corp.
6.63% due 11/15/22[4]	225,000	233,438
Barry Callebaut Services N.V.
5.50% due 06/15/23[4]	200,000	203,003
JBS USA LLC/JBS USA Finance, Inc.
7.25% due 06/01/21[4]	200,000	198,000
Armored Autogroup, Inc.
9.25% due 11/01/18	65,000	58,663
Total Consumer Staples		6,643,652

MATERIALS - 5.4%
TPC Group, Inc.
8.75% due 12/15/20[4]	1,265,000	1,293,463
KGHM International Ltd.
7.75% due 06/15/19[4]	975,000	1,006,687
APERAM
7.75% due 04/01/18[4]	925,000	911,125
Clearwater Paper Corp.
4.50% due 02/01/23	675,000	607,500
Pretium Packaging LLC/
Pretium Finance, Inc.
11.50% due 04/01/16	550,000	589,875
Eldorado Gold Corp.
6.13% due 12/15/20[4]	425,000	410,125
Reynolds Group Issuer Incorporated/
Reynolds Group Issuer LLC/
Reynolds Group Issuer Lu
6.88% due 02/15/21	300,000	320,250
Mirabela Nickel Ltd.
8.75% due 04/15/18[1,4]	435,000	169,650
Kraton Polymers LLC/Kraton
Polymers Capital Corp.
6.75% due 03/01/19	100,000	103,000
Total Materials		5,411,675

TELECOMMUNICATION SERVICES - 4.2%
Univision Communications, Inc.
5.13% due 05/15/23[4]	450,000	430,875
6.75% due 09/15/22[4]	325,000	342,875
Sitel LLC/Sitel Finance Corp.
11.00% due 08/01/17[4]	715,000	763,263
Zayo Group LLC/Zayo Capital, Inc.
8.13% due 01/01/20	550,000	601,563
DISH DBS Corp.
4.25% due 04/01/18	500,000	500,624
Expo Event Transco, Inc.
9.00% due 06/15/21[4]	475,000	472,625
GXS Worldwide, Inc.
9.75% due 06/15/15	350,000	359,625
CommScope, Inc.
8.25% due 01/15/19[4]	250,000	273,125
Baker & Taylor Acquisitions Corp.
15.00% due 04/01/17[4]	330,000	262,350
Clearwire Communications LLC/
Clearwire Finance, Inc.
12.00% due 12/01/15[4]	250,000	261,563
Total Telecommunication Services		4,268,488

INDUSTRIALS - 2.7%
CEVA Group plc
8.38% due 12/01/17[4]	750,000	755,625
Marquette Transportation Company/
Marquette Transportation
Finance Corp.
10.88% due 01/15/17	715,000	754,325
Victor Technologies Group, Inc.
9.00% due 12/15/17	700,000	754,250
ADT Corp.
6.25% due 10/15/21[4]	400,000	406,000
Total Industrials		2,670,200

HEALTH CARE - 2.0%
Catalent Pharma Solutions, Inc.
7.88% due 10/15/18	750,000	755,625
VPII Escrow Corp.
6.75% due 08/15/18[4]	690,000	738,300
Symbion, Inc.
8.00% due 06/15/16	150,000	158,250
11.00% due 08/23/15	128,628	128,306
Apria Healthcare Group, Inc.
12.38% due 11/01/14	284,000	285,775
Total Health Care		2,066,256

UTILITIES - 0.5%
LBC Tank Terminals
Holding Netherlands BV
6.88% due 05/15/23[4]	550,000	552,750
Total Corporate Bonds
(Cost $64,891,151)		65,081,520

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
HIGH YIELD FUND

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS†† - 23.1%

CONSUMER DISCRETIONARY - 5.4%
GCA Services Group, Inc.
9.25% due 11/01/20	$1,000,000	$1,015,830
Transtar Industries, Inc.
9.75% due 10/09/19	1,000,000	1,015,000
IntraWest Holdings S.à r.l.
7.00% due 12/03/17	744,375	751,819
Lions Gate Entertainment Corp.
5.00% due 07/18/20	600,000	597,000
Hilton Worldwide Holdings, Inc.
4.00% due 09/23/20	430,000	429,217
SIRVA Worldwide, Inc.
7.50% due 03/27/19	398,000	401,980
Fleetpride Corp.
9.25% due 05/15/20	400,000	368,752
Digital Insight
5.50% due 08/01/19	250,000	250,000
Edmentum, Inc.
6.00% due 05/17/18	240,625	241,426
Targus Group International, Inc.
12.00% due 05/24/16	240,000	211,200
Steinway Musical Instruments, Inc.
9.25% due 09/18/20	100,000	100,000
Total Consumer Discretionary		5,382,224

INFORMATION TECHNOLOGY - 5.1%
Travelport Holdings Ltd.
9.50% due 01/31/16	1,385,551	1,425,386
6.25% due 06/26/19	497,500	502,788
SumTotal Systems
6.25% due 11/16/18	938,446	934,148
EIG Investors Corp.
10.25% due 05/09/20	750,000	751,875
Magic Newco, LLC
12.00% due 06/01/19	500,000	573,335
Wall Street Systems
9.25% due 10/25/20	500,000	503,125
Applied Systems, Inc.
8.25% due 06/08/17	250,000	251,043
LANDesk Group, Inc.
5.25% due 08/07/20	179,550	180,223
Total Information Technology		5,121,923

CONSUMER STAPLES - 2.6%
AdvancePierre Foods, Inc.
9.50% due 10/10/17	1,000,000	1,013,750
Reddy Ice Holdings, Inc.
6.75% due 04/01/19	598,500	595,508
CTI Foods Holding Co. LLC
8.25% due 06/28/21	340,000	337,450
Performance Food Group
6.25% due 11/07/19	249,375	245,946
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	224,438	223,782
JBS USA, Inc.
3.75% due 09/12/20	180,000	177,750
Total Consumer Staples		2,594,186

HEALTH CARE - 2.5%
Bioscrip, Inc.
6.50% due 07/31/20	750,000	753,749
One Call Medical, Inc.
5.50% due 08/19/19	595,500	596,989
Apria Healthcare Group, Inc.
6.75% due 04/01/20	448,875	451,860
Catalent Pharma Solutions, Inc.
6.50% due 12/31/17	250,000	249,533
Learning Care Group (US), Inc.
6.00% due 05/08/19	249,375	248,335
Merge Healthcare, Inc.
6.00% due 04/23/19	242,868	229,510
Total Health Care		2,529,976

FINANCIALS - 2.2%
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20	623,636	619,739
Cetera Financial Group, Inc.
6.50% due 08/07/19	500,000	495,415
Confie Seguros
6.50% due 11/09/18	400,000	399,668
National Financial Partners
5.25% due 07/01/20	249,375	251,038
First Advantage Corp.
6.25% due 02/28/19	248,750	247,974
Knight/Getco
5.75% due 11/30/17	200,000	199,376
Total Financials		2,213,210

ENERGY - 1.7%
Varel International Energy Funding Corp.
9.25% due 07/17/17	733,125	747,788
Panda Sherman
9.00% due 09/14/18	425,000	429,250
P2 Energy
6.00% due 11/20/18	309,219	309,219
Rice Energy
8.50% due 10/25/18	248,750	249,372
Total Energy		1,735,629

TELECOMMUNICATION SERVICES - 1.6%
Associated Partners, Inc.
6.68% due 12/21/15[1]	1,000,000	1,000,001
Avaya, Inc.
8.00% due 03/31/18	297,404	281,207
Hemisphere Media Group, Inc.
6.25% due 07/30/20	224,438	223,876

32 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
HIGH YIELD FUND

	Face
	Amount	Value

Cengage Learning Acquisitions, Inc.
0.00% due 07/31/17[6]	$139,630	$102,220
MediaNews Group, Inc.
8.50% due 03/19/14	22,053	21,961
Total Telecommunication Services		1,629,265

UTILITIES - 1.3%
Astoria Generating Company
Acquisitions LLC
8.50% due 10/26/17	1,283,750	1,312,634

INDUSTRIALS - 0.7%
US Shipping Corp.
9.00% due 04/30/18	299,250	305,235
Panolam Industries
International, Inc.
7.25% due 08/23/17[1]	220,332	218,587
Sabre, Inc.
5.25% due 02/19/19	110,863	110,751
Total Industrials		634,573
Total Senior Floating Rate Interests
(Cost $22,787,547)		23,153,620

ASSET BACKED SECURITIES†† - 0.9%
Continental Airlines 2012-2
Class B Pass Through Trust
5.50% due 10/29/20	950,000	948,813
Total Asset Backed Securities
(Cost $950,000)		948,813
Total Investments - 101.1%
(Cost $98,902,030)		$101,466,489
Other Assets & Liabilities, net - (1.1)%		(1,104,490)
Total Net Assets - 100.0%		$100,361,999

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2013.
[3]	Perpetual maturity.
[4]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $36,049,257 (cost $35,809,850), or 36.1% of total net assets.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[6]	Security is in default of interest and/or principal obligations. plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2013

Assets:
Investments, at value
(cost $98,902,030)	$101,466,489
Cash	106,324
Prepaid expenses	30,823
Due from broker	1,609
Receivables:
Interest	1,874,474
Securities sold	710,537
Fund shares sold	314,270
Investment advisor	21,201
Dividends	8,559
Total assets	104,534,286
Liabilities:
Payable for:
Securities purchased	2,774,550
Fund shares redeemed	1,173,722
Distributions to shareholders	74,223
Management fees	46,550
Distribution and service fees	21,378
Transfer agent/maintenance fees	10,666
Fund accounting/administration fees	7,370
Directors’ fees*	189
Miscellaneous	63,639
Total liabilities	4,172,287
Net assets	$100,361,999
Net assets consist of:
Paid in capital	$98,323,033
Undistributed net investment income	283,975
Accumulated net realized loss on investments	(809,468)
Net unrealized appreciation on investments	2,564,459
Net assets	$100,361,999
A-Class:
Net assets	$70,450,816
Capital shares outstanding	5,944,387
Net asset value per share	$11.85
Maximum offering price per share
(Net asset value divided by 95.25%)	$12.44
B-Class:
Net assets	$1,693,481
Capital shares outstanding	143,868
Net asset value per share	$11.77
C-Class:
Net assets	$9,462,736
Capital shares outstanding	792,086
Net asset value per share	$11.95
Institutional Class:
Net assets	$18,754,966
Capital shares outstanding	1,926,249
Net asset value per share	$9.74

STATEMENT OF OPERATIONS

Year Ended September 30, 2013

Investment Income:
Interest	$7,262,048
Dividends	144,538
Total investment income	7,406,586

Expenses:
Management fees	553,392
Transfer agent/maintenance fees:
A-Class	113,640
B-Class	17,886
C-Class	16,991
Institutional Class	2,000
Distribution and service fees:
A-Class	164,683
C-Class	96,140
Fund accounting/administration fees	87,619
Custodian fees	20,635
Directors’ fees*	3,790
Miscellaneous	248,726
Total expenses	1,325,502
Less:
Expenses waived/reimbursed by Advisor	(207,619)
Net expenses	1,117,883
Net investment income	6,288,703

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(84,912)
Net realized loss	(84,912)
Net change in unrealized appreciation
(depreciation) on:
Investments	2,346,050
Net change in unrealized appreciation
(depreciation)	2,346,050
Net realized and unrealized gain	2,261,138
Net increase in net assets resulting
from operations	$8,549,841

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period	Year Ended
	September 30,	January 1, 2012 to	December 31,
	2013	September 30, 2012*	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$6,288,703	$5,278,552	$10,212,289
Net realized gain (loss) on investments	(84,912)	1,112,505	5,047,939
Net change in unrealized appreciation (depreciation) on investments	2,346,050	5,766,663	(14,602,419)
Net increase in net assets resulting from operations	8,549,841	12,157,720	657,809

Distributions to Shareholders from:
Net investment income
A-Class	(4,965,936)	(3,794,865)	(9,503,356)
B-Class	(159,633)	(136,661)	(321,004)
C-Class	(643,147)	(533,877)	(845,691)
Institutional Class	(1,199,068)	(502,481)	(794,532)
Net realized gains
A-Class	(1,585,188)	—	(2,023,876)
B-Class	(52,625)	—	(65,464)
C-Class	(230,586)	—	(184,870)
Institutional Class	(428,291)	—	(219,881)
Total distributions to shareholders	(9,264,474)	(4,967,884)	(13,958,674)

Capital share transactions:
Proceeds from sale of shares
A-Class	38,631,261	39,677,635	285,417,604
B-Class	372,026	286,690	1,181,854
C-Class	3,038,894	18,502,604	19,628,519
Institutional Class	12,079,625	3,379,837	7,781,891
Redemption fees collected
A-Class	39,291	1,827	—
B-Class	1,267	63	—
C-Class	5,860	229	—
Institutional Class	9,020	212	—
Distributions reinvested
A-Class	5,926,872	3,390,026	9,482,332
B-Class	202,480	129,805	345,368
C-Class	709,020	467,126	868,523
Institutional Class	934,337	452,903	929,031
Cost of shares redeemed
A-Class	(37,955,365)	(70,694,292)	(371,628,857)
B-Class	(1,020,724)	(1,218,837)	(3,114,490)
C-Class	(3,278,088)	(18,578,700)	(21,164,791)
Institutional Class	(3,983,265)	(2,332,159)	(2,080,139)
Net increase (decrease) from capital share transactions	15,712,511	(26,535,031)	(72,353,155)
Net increase (decrease) in net assets	14,997,878	(19,345,195)	(85,654,020)

Net Assets:
Beginning of year	85,364,121	104,709,316	190,363,336
End of year	$100,361,999	$85,364,121	$104,709,316
Undistributed net investment income at end of year	$283,975	$1,308,972	$1,113,271

* The Fund changed its fiscal year end from December 31 to September 30 in 2012.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended	Period	Year Ended
	September 30,	January 1, 2012 to	December 31,
	2013	September 30, 2012*	2011

Capital share activity:
Shares sold
A-Class	3,257,493	3,453,045	23,246,028
B-Class	31,410	25,030	93,178
C-Class	252,867	1,600,977	1,596,113
Institutional Class	1,230,655	348,346	701,478
Shares issued from reinvestment of distributions
A-Class	500,071	291,535	788,802
B-Class	17,194	11,222	28,926
C-Class	59,371	39,971	72,096
Institutional Class	95,923	46,960	93,844
Shares redeemed
A-Class	(3,182,863)	(6,111,659)	(29,676,304)
B-Class	(86,562)	(105,354)	(250,564)
C-Class	(272,695)	(1,601,937)	(1,746,185)
Institutional Class	(407,628)	(241,428)	(196,001)
Net increase (decrease) in shares	1,495,236	(2,243,292)	(5,248,589)

* The Fund changed its fiscal year end from December 31 to September 30 in 2012.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	December 31,	December 31,	December 31,	December 31,
A-Class	2013	2012[b]	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$11.95	$11.12	$12.89	$12.07	$7.70	$12.14
Income (loss) from investment operations:
Net investment income[c]	.81	.58	.87	.96	.90	.90
Net gain (loss) on investments (realized and unrealized)	.27	.84	(1.30)	.78	4.30	(4.48)
Total from investment operations	1.08	1.42	(.43)	1.74	5.20	(3.58)
Less distributions from:
Net investment income	(.90)	(.59)	(1.07)	(.92)	(.83)	(.86)
Net realized gains	(.29)	—	(.27)	—	—	—
Return of capital	—	—	—	—	(—)[d]	—
Total distributions	(1.19)	(.59)	(1.34)	(.92)	(.83)	(.86)
Redemption fees collected	.01	— [e]	—	—	—	—
Net asset value, end of period	$11.85	$11.95	$11.12	$12.89	$12.07	$7.70

Total Return[h]	9.54%	12.93%	(3.50%)	14.92%	70.53%	(31.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,451	$64,174	$86,041	$172,443	$155,899	$50,299
Ratios to average net assets:
Net investment income	6.84%	7.19%	6.92%	7.69%	8.49%	8.61%
Total expenses	1.41%	1.44%	1.34%	1.28%	1.41%	1.45%
Net expenses[f]	1.18%	1.17%	1.18%	1.14%	1.10%	1.14%
Portfolio turnover rate	101%	55%	102%	77%	53%	29%

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	December 31,	December 31,	December 31,	December 31,
B-Class	2013[a]	2012[a,b]	2011[a]	2010[a]	2009[a]	2008[a]
Per Share Data
Net asset value, beginning of period	$11.89	$11.07	$12.84	$12.05	$7.67	$12.09
Income (loss) from investment operations:
Net investment income[c]	.84	.62	.92	1.00	.92	.92
Net gain (loss) on investments (realized and unrealized)	.26	.81	(1.32)	.78	4.30	(4.46)
Total from investment operations	1.10	1.43	(.40)	1.78	5.22	(3.54)
Less distributions from:
Net investment income	(.94)	(.61)	(1.10)	(.99)	(.84)	(.88)
Net realized gains	(.29)	—	(.27)	—	—	—
Return of capital	—	—	—	—	(—)[d]	—
Total distributions	(1.23)	(.61)	(1.37)	(.99)	(.84)	(.88)
Redemption fees collected	.01	— [e]	—	—	—	—
Net asset value, end of period	$11.77	$11.89	$11.07	$12.84	$12.05	$7.67

Total Return[h]	9.79%	13.20%	(3.32%)	15.28%	71.07%	(30.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,693	$2,162	$2,777	$4,872	$6,996	$4,089
Ratios to average net assets:
Net investment income	7.10%	7.43%	7.38%	8.01%	9.08%	9.05%
Total expenses	1.89%	1.62%	1.10%	1.04%	1.19%	1.23%
Net expenses[f]	0.93%	0.92%	0.94%	0.89%	0.85%	0.88%
Portfolio turnover rate	101%	55%	102%	77%	53%	29%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	December 31,	December 31,	December 31,	December 31,
C-Class	2013	2012[b]	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$12.03	$11.20	$12.97	$12.14	$7.73	$12.16
Income (loss) from investment operations:
Net investment income[c]	.73	.56	.79	.87	.83	.83
Net gain (loss) on investments (realized and unrealized)	.27	.80	(1.32)	.79	4.33	(4.49)
Total from investment operations	1.00	1.36	.53	1.66	5.16	(3.66)
Less distributions from:
Net investment income	(.80)	(.53)	(.97)	(.83)	(.75)	(.77)
Net realized gains	(.29)	—	(.27)	—	—	—
Return of capital	—	—	—	—	(—)[d]	—
Total distributions	(1.09)	(.53)	(1.24)	(.83)	(.75)	(.77)
Redemption fees collected	.01	—[e]	—	—	—	—
Net asset value, end of period	$11.95	$12.03	$11.20	$12.97	$12.14	$7.73

Total Return[h]	8.69%	12.33%	(4.30%)	14.07%	69.42%	(31.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,463	$9,054	$7,991	$10,264	$8,048	$5,865
Ratios to average net assets:
Net investment income	6.10%	6.37%	6.32%	6.92%	8.11%	8.45%
Total expenses	2.17%	2.19%	2.08%	2.04%	2.19%	2.28%
Net expenses[f]	1.93%	1.92%	1.94%	1.89%	1.85%	1.87%
Portfolio turnover rate	101%	55%	102%	77%	53%	29%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	December 31,	December 31,	December 31,	December 31,
Institutional Class	2013	2012[b]	2011	2010	2009	2008[g]
Per Share Data
Net asset value, beginning of period	$9.90	$9.26	$10.96	$10.47	$6.74	$10.00
Income (loss) from investment operations:
Net investment income[c]	.70	.55	.79	.86	.81	.38
Net gain (loss) on investments (realized and unrealized)	.22	.64	(1.12)	.68	3.76	(3.22)
Total from investment operations	.92	1.19	(.33)	1.54	4.57	(2.84)
Less distributions from:
Net investment income	(.80)	(.55)	(1.10)	(1.05)	(.84)	(.42)
Net realized gains	(.29)	—	(.27)	—	—	—
Return of capital	—	—	—	—	(—)[d]	—
Total distributions	(1.09)	(.55)	(1.37)	(1.05)	(.84)	(.42)
Redemption fees collected	.01	—[e]	—	—	—	—
Net asset value, end of period	$9.74	$9.90	$9.26	$10.96	$10.47	$6.74

Total Return[h]	9.97%	13.17%	(3.30%)	15.33%	71.18%	(28.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,755	$9,974	$7,900	$2,785	$2,649	$811
Ratios to average net assets:
Net investment income	7.12%	7.42%	7.61%	7.99%	8.79%	9.51%
Total expenses	1.01%	1.11%	1.08%	1.02%	1.16%	1.33%
Net expenses[f]	0.93%	0.92%	0.95%	0.89%	0.85%	0.85%
Portfolio turnover rate	101%	55%	102%	77%	53%	29%

[a]	Effective December 31, 2006, B-Class shares ceased charging 12b-1 fees in accordance with FINRA (formerly NASD) sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales reach above the sales cap limit.
[b]	The Fund changed its fiscal year end from December 31 to September 30.
[c]	Net investment income per share was computed using average shares outstanding throughout the period.
[d]	Distributions from return of capital are less than $0.01 per share.
[e]	Redemption fees collected are less than $0.01 per share.

[f]	Net expense information reflects the expense ratios after expense waivers.
[g]	Since commencement of operations: July 11, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

Manager’s Commentary (Unaudited)	September 30, 2013

To Our Shareholders

Guggenheim Macro Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2013.

For the one-year period ended September 30, 2013, the Guggenheim Macro Opportunities Fund returned 5.01%1, compared with the 0.10% return of its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities.

The Fund may engage in derivative transactions for speculative purposes to enhance total return, seek to hedge against fluctuations in securities prices, interest rates or currency rates, change the effective duration of its portfolio, manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Throughout the fiscal year, the Fund utilized a number of macro and derivative trades to take a position based on the CIO’s views on a certain segment of the market or to hedge against a change in interest rates, equity prices and improve diversification to lower portfolio correlation. Positive macro contributors included a long diversified basket of U.S. financial stocks and a long basket of Spanish stocks, while detractors included a long position on equity market volatility and a long position on gold prices. We continue to expect to implement various macro themed investments throughout 2014.

The Fund’s performance for the fiscal year was largely driven by credit spread assets, notably high yield corporate bonds, bank loans and asset-backed securities (ABS). The Fund saw strong performance through the fourth quarter of 2012 and first quarter of 2013 as ample global monetary accommodation provided by central banks across the globe, combined with improved U.S. economic data, created a positive environment for credit spread fixed income assets. High yield corporate bonds, bank loans and ABS were the largest contributors to the Fund’s performance for the first half of the fiscal year. However, speculation on the future of quantitative easing (QE) dominated financial headlines for most of the third quarter in 2013 which saw increasing interest-rate volatility and investors shedding fixed rate assets to replace with shorter duration assets such as CLOs and bank loans. Floating rate non-Agency Residential Mortgage Backed Securities were also hit with spread widening as investors believed housing fundamentals would slow. Fixed income risk assets experienced negative mark-to-market performance across most sectors for the second quarter of 2013 and mixed performance in the third quarter as interest rates retraced to levels seen at the beginning of the quarter. The yield on the 10-year Treasury note hit a two-year high of 3.0%, almost 140 basis points above lows seen in May, before eventually ending the third quarter at 2.61% following the Federal Reserve’s (the “Fed”) September 18 announcement that it would not begin tapering asset purchases. The decision not to taper came amid a cautionary outlook for the U.S. economy, based on high unemployment, rising mortgage rates and restrictive fiscal policy caused from the sequester.

Detractors to performance included fixed-rate assets with longer durations that experienced mark-to-market losses as interest rates increased in mid 2013. Mezzanine tranches of structured products also showed some credit spread widening as interest rate increases, combined with market weakness, pushed prices lower.

Increased opportunistic loan issuance in September has brought net new loan supply to $126 billion for the calendar year, exceeding the aggregate $113 billion of demand from CLO origination and mutual fund flows. If supply continues to exceed demand throughout the rest of 2013, this would represent a significant reversal of the trend observed over the past six months. A continued slowdown in CLO issuance would place greater importance on retail capital in the loan market. This dynamic would make the loan market more susceptible to increased volatility given the ease with which retail investor sentiment can change. In addition, we believe that if interest rates decline, investors may stop allocating

40 | the GUGGENHEIM FUNDS annual report

MANAGER’S COMMENTARY (Unaudited) (concluded)

capital into loan funds. This would likely lead to wider spreads to entice and attract the new marginal buyers. Based on the views highlighted above, we believe that high yield bonds will outperform bank loans in the fourth quarter.

The ABS market showed modestly positive performance for the fiscal year as interest rate volatility led to increased demand for floating rate securities. This maintained a positive technical bid for floating rate ABS and CLOs. The BofA/ML ABS Master BBB-AA Index gained 2.7% for the one year period, with the Index spread tightening 52 basis points to 157 basis points. Despite the negative effects of increased interest rate volatility and the subsequent impact of housing data, the non-Agency RMBS market has also maintained positive performance for the fiscal year. Year-over-year, the S&P/Case-Shiller 20-City Composite Home Price Index is up 12.4%, with all 20 constituent cities posting gains. As much of the reported housing data is lagged, investors will be looking towards leading indicators such as housing starts as a gauge of further improvement in the sector.

The CLO market continued its strong pace set in 2012, with $60 billion issued in just the first nine months of the year. This year’s total issuance already exceeds full year 2012 issuance although issuance began to slow throughout the quarter as new regulations widened CLO liabilities, making CLO economics more difficult. A robust CLO market is important for loans, as CLOs have historically represented a more sustainable, long-term source of demand. While positive fundamentals should help sustain the credit cycle in the near term, there are several notable trends that investors should continue monitoring. Particularly, the growing prominence of retail investors in the bank loan market can contribute to volatility, as we have witnessed in the high yield sector. Year-to-date inflows of $52 billion into loan funds have increased the retail market’s share of bank loans to 24%. As new CLO issuance slows, we anticipate that retail’s influence on the bank loan market could increase. This technical dynamic has shaped our more cautious outlook on expected bank loan performance as we enter the fourth quarter. As such, we are also cautious of CLO spreads over the next few quarters.

The decline in Treasury yields in the back half of the month of September coaxed investors back into risk and reignited the search for yield in high yield bonds and other spread assets. We expect that volatility will likely remain elevated as speculation continues over the future of QE. By employing a disciplined, opportunistic approach in its investment strategy, the Fund was rewarded over the fiscal year. While there are no signs that the economy is losing momentum, economic data will need to show significant improvement before accommodation is removed and the cap on short term rates is lifted. The stage is set for a global expansion as Europe is in the beginning stages of a recovery, and Chinese and Japanese policy makers have remained accommodative to stimulate growth. Our expectation is that the trend of spread tightening will be maintained as credit spreads have room for further compression in an accommodative environment. We continue to search for both primary and secondary market opportunities with attractive yields and strong credit metrics.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

		Since Inception
	1 Year	(11/30/11)
A-Class Shares	5.01%	8.27%
A-Class Shares with sales charge†	0.03%	5.43%
C-Class Shares	4.26%	7.51%
C-Class Shares with CDSC‡	3.27%	7.51%
Institutional Class Shares	5.35%	8.66%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.10%	0.09%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
Institutional Class	November 30, 2011

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	4.9%
Cedar Woods CRE CDO Ltd.	1.6%
N-Star Real Estate CDO IX Ltd.	1.4%
Gramercy Real Estate CDO 2007-1 Ltd. 2007-1A	1.4%
RAIT CRE CDO I Ltd.	1.3%
IndyMac INDX Mortgage Loan Trust 2006-AR4	1.2%
Bank of America Corp.	1.2%
Travelport Holdings Ltd.	1.1%
KKR Financial CLO 2007-1 Corp. 2007-1A	1.1%
Fifth Third Bancorp	1.1%
Top Ten Total	16.3%

Portfolio Composition by Quality Rating*
Rating
Fixed Income Instruments
AAA	2.2%
AA	4.8%
A	7.4%
BBB	13.9%
BB	15.0%
B	33.9%
CCC	13.4%
D	0.1%
NR	0.5%
Other Instruments
Short Term Investments	4.6%
Exchange Traded Funds	2.0%
Preferred Stocks	1.6%
Total Investments	99.4%

The chart above reflects percentages of the value of total investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	September 30, 2013
MACRO OPPORTUNITIES FUND

	Shares	Value

PREFERRED STOCKS† - 1.8%
Aspen Insurance Holdings Ltd.
5.95%[1,2]	320,000	$7,593,600
Goldman Sachs Group, Inc.
5.50%[1]	260,000	5,834,400
Morgan Stanley
7.13%[1,2]	105,000	2,646,000
Total Preferred Stocks
(Cost $17,125,000)		16,074,000

EXCHANGE TRADED FUNDS† - 2.2%
iShares MSCI Spain Capped ETF	286,530	9,956,918
SPDR EURO STOXX 50 ETF	253,600	9,733,168
Total Exchange Traded Funds
(Cost $18,779,085)		19,690,086

SHORT TERM INVESTMENTS† - 4.9%
Dreyfus Treasury Prime Cash
Management Fund	44,731,685	44,731,685
Total Short Term Investments
(Cost $44,731,685)		44,731,685

	Face
	Amount
ASSET BACKED SECURITIES†† - 34.9%
Cedar Woods CRE CDO Ltd.
0.44% due 07/25/51†††	$17,703,798	14,250,839
N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[8]	14,515,777	13,192,119
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.54% due 08/15/56[1,3]	15,922,852	12,486,335
RAIT CRE CDO I Ltd.
0.51% due 11/20/46[1]	14,984,890	12,325,367
KKR Financial CLO 2007-1 Corp.
2007-1A, 2.51% due 05/15/21[1,3]	10,850,000	10,329,132
Lehman XS Trust Series
2005-7N, 0.45% due 12/25/35[1]	8,701,748	7,438,150
Highland Park CDO Ltd.
2006-1A, 0.59% due 11/25/51[1,3,9]	8,821,202	7,402,500
Lehman XS Trust Series
2006-16N, 0.37% due 11/25/46[1]	9,519,741	7,120,862
GreenPoint Mortgage Funding Trust
2005-HE4, 0.88% due 07/25/30[1]	8,000,000	7,000,792
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[3]	7,000,000	6,994,156
Citigroup Commercial Mortgage
Trust 2013-375P
3.63% due 05/10/35	8,000,000	6,786,840
Jasper CLO Ltd.
2005-1A, 1.17% due 08/01/17[1,3]	7,000,000	6,445,362
Newcastle Cdo Viii 1 Ltd.
2006-8A, 0.46% due 11/25/52[1,3,9]	6,920,790	6,302,061
N-Star REL CDO VIII Ltd.
2006-8A, 0.54% due 02/01/41†††,1,3	4,600,000	3,521,289
2006-8A, 0.47% due 02/01/41[1,3]	2,767,070	2,494,584
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[3,9]	5,769,273	5,746,276
Accredited Mortgage Loan Trust
2007-1, 0.31% due 02/25/37[1]	6,182,289	5,573,005
Structured Asset Securities Corporation
Mortgage Loan Trust
2006-OPT1, 0.44% due 04/25/36[1]	6,613,922	5,494,754
ARES XXVI CLO Ltd.
2013-1A, 0.00% due 04/15/25†††,3,5	6,450,000	5,294,811
GSAA Home Equity Trust
2007-7, 0.45% due 07/25/37[1]	5,934,493	4,942,839
Wells Fargo Home Equity Asset-Backed
Securities 2006-2 Trust
2006-3, 0.33% due 01/25/37[1]	5,392,969	4,856,590
Newcastle CDO Ltd.
2007-9A, 0.43% due 05/25/52[9]	4,592,051	4,458,207
New Century Home Equity Loan
Trust Series
2004-4, 0.97% due 02/25/35[1]	4,594,738	4,139,514
Newstar Trust
2013-1A, 4.95% due 09/20/23[1,3]	3,250,000	3,294,310
2013-1A, 5.70% due 09/20/23[1,3]	750,000	761,704
Great Lakes CLO 2012-1 Ltd.
2012-1A, 0.00% due 01/15/23[3,5]	3,250,000	3,332,407
Northwoods Capital VII Ltd.
2006-7A, 3.77% due 10/22/21[1,3]	2,000,000	1,847,786
2006-7A, 1.82% due 10/22/21[1,3]	1,600,000	1,468,621
Grayson CLO Ltd.
2006-1A, 0.68% due 11/01/21[1,3,9]	3,700,000	3,311,147
Rockwall CDO II Ltd.
2007-1A, 0.52% due 08/01/24[1,3]	2,592,421	2,378,546
2007-1A, 0.82% due 08/01/24[1,3]	1,050,000	894,993
GSAA Home Equity Trust
2006-14, 0.43% due 09/25/36[1]	5,729,862	3,187,539
CIT Mortgage Loan Trust
2007-1, 1.63% due 10/25/37[1,3]	3,750,000	3,175,808
Marathon Clo II Ltd.
2005-2A, 2.05% due 12/20/19[1,3]	2,050,000	1,952,935
2005-2A, 0.00% due 12/20/19[3,5]	2,250,000	1,219,512
First Franklin Mortgage Loan
Trust 2006-FF1
2006-FF1, 0.52% due 01/25/36[1]	2,750,000	2,320,687
2006-FF1, 0.62% due 01/25/36[1]	1,225,000	846,560
Finn Square CLO Ltd.
2012-1A, 0.00% due 12/24/23[3,5]	3,250,000	2,906,279
Wachovia Asset Securitization
Issuance II LLC 2007-HE1 Trust
2007-HE1, 0.32% due 07/25/37[1,3]	3,422,968	2,841,405
West Coast Funding Ltd.
2006-1A, 0.40% due 11/02/41[1,3,9]	2,959,777	2,822,874
Home Equity Asset Trust 2006-3
2006-3, 0.49% due 07/25/36[1]	3,100,000	2,731,748
Telos CLO Ltd.
2013-3A, 3.27% due 01/17/24[1,3]	1,750,000	1,704,866
2013-3A, 4.52% due 01/17/24[1,3]	1,050,000	1,014,470
HSI Asset Securitization Corporation Trust
2007-WF1, 0.35% due 05/25/37[1]	2,867,819	2,624,284
CGRBS_13-VNO5
3.70% due 03/15/35	3,000,000	2,613,468

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
MACRO OPPORTUNITIES FUND

	Face
	Amount/Shares	Value

Home Equity Asset Trust
2005-7, 0.63% due 01/25/36[1]	$3,250,000	$2,566,876
Citigroup Mortgage Loan Trust
2007-WFH2, 0.53% due 03/25/37[1]	3,200,000	2,537,901
Atlas Senior Loan Fund II Ltd.
2012-2A, 0.00% due 01/30/24[3,5]	2,850,000	2,517,985
ACA CLO 2007-1 Ltd.
2007-1A, 1.22% due 06/15/22[1,3]	2,800,000	2,504,713
Park Place Securities Incorporated Series
2005-WHQ2, 0.64% due 05/25/35[1]	3,000,000	2,458,428
Callidus Debt Partners Clo Fund VI Ltd.
2007-6A, 3.26% due 10/23/21[1,3]	2,100,000	1,977,431
2007-6A, 1.51% due 10/23/21[1,3]	500,000	462,744
Fannie Mae[4]
2013-52, 3.00% due 06/25/43	1,460,545	1,254,519
2013-54, 3.00% due 06/25/33	1,224,750	1,140,447
Wells Fargo Home Equity Asset-Backed
Securities 2005-4 Trust
2006-1, 0.44% due 05/25/36[1]	2,800,000	2,358,619
New Century Home Equity Loan Trust
2005-1, 0.66% due 03/25/35[1]	2,721,395	2,314,789
San Gabriel CLO Ltd.
2007-1A, 2.51% due 09/10/21[1,3]	2,450,000	2,277,679
Knightsbridge CLO
2007-1A, 5.27% due 01/11/22[1,3]	1,500,000	1,501,665
2007-1A, 3.02% due 01/11/22[1,3]	750,000	750,000
GSC Partners CDO Fund Limited/
GSC Partners CDO Fund Corp.
due 11/20/16*,3,5	5,200	2,239,449
Global Leveraged Capital Credit
Opportunity Fund
2006-1A, 1.27% due 12/20/18[1,3]	2,376,000	2,224,919
Halcyon Structured Asset
Management Long Secured/
Short Unsecured 2007-1 Ltd.
2007-1A, 2.57% due 08/07/21[1,3]	2,100,000	2,047,791
Bear Stearns Asset Backed
Securities Trust
2005-3, 0.93% due 09/25/35[1]	2,250,000	2,047,532
Acis CLO 2013-1 Ltd.
2013-1A, 4.77% due 04/18/24[1,3]	2,100,000	2,026,853
Ableco Capital LLC 2013-1
2013-1, 5.00% due 05/31/19[1,8]	2,000,000	2,001,828
Salus CLO Ltd.
2013-1AN, 7.00% due 03/05/21[1,3]	1,200,000	1,200,687
2013-1AN, 5.00% due 03/05/21[1,3]	750,000	758,246
TCW Global Project Fund III Ltd.
2005-1A, 0.91% due 09/01/17[1,3]	1,500,000	1,414,516
2005-1A, 1.11% due 09/01/17[1,3]	600,000	528,317
TCW Global Project Fund II Ltd.
2004-1A, 1.62% due 06/15/16[1,3]	2,000,000	1,890,878
NewStar Commercial Loan Trust 2007-1
2007-1A, 1.56% due 09/30/22[1,3]	1,000,000	922,708
2007-1A, 2.56% due 09/30/22[1,3]	1,000,000	915,342
Genesis Funding Ltd.
2006-1A, 0.42% due 12/19/32[1,3]	2,064,622	1,829,048
Carlyle Global Market Strategies
CLO 2012-3 Ltd.
2012-3A, 0.00% due 10/14/24[3,5]	1,800,000	1,749,051
Ares XXV CLO Ltd.
2013-3A, 0.00% due 01/17/24[3,5]	2,000,000	1,729,660
ACIS CLO Ltd. 2013-2A
0.00% due 10/14/22[1,3]	1,800,000	1,725,365
Liberty CLO Ltd.
2005-1A, 0.77% due 11/01/17[1,3]	1,750,000	1,671,053
Tricadia CDO 2005-4 Ltd.
2005-4A, 0.81% due 12/11/40[1,3]	1,750,000	1,628,120
Landmark VIII CDO Ltd.
2006-8A, 1.72% due 10/19/20[1,3]	1,650,000	1,562,256
Asset Backed Securities Corporation
Home Equity Loan Trust Series OOMC
2006-HE5, 0.32% due 07/25/36[1]	1,789,646	1,561,749
Argent Securities Incorporated
Asset-Backed Pass-Through
Certificates Series
2005-W3, 0.52% due 11/25/35[1]	1,699,472	1,555,616
Airplanes Pass Through Trust
2001-1A, 0.73% due 03/15/19[1]	3,990,370	1,516,341
Telos Clo 2007-2 Ltd.
2007-2A, 2.47% due 04/15/22[1,3]	1,650,000	1,507,035
NewStar Commercial Loan Trust 2006-1
2006-1A, 0.93% due 03/30/22[1,3]	1,600,000	1,503,008
MCF CLO LLC
3.82% due 04/20/23	1,500,000	1,497,164
Westwood CDO II Ltd.
2007-2X, 2.07% due 04/25/22[1]	1,550,000	1,395,561
Bacchus 2006-1 Ltd.
2006-1A, 1.82% due 01/20/19[1,3]	1,500,000	1,370,281
Aerco Ltd.
2000-2A, 0.64% due 07/15/25[1,9]	1,925,417	1,367,046
Cerberus Offshore Levered I, LP
2012-1A, 6.18% due 11/30/18[1,3]	1,350,000	1,359,941
Ivy Hill Middle Market Credit Fund Ltd.
2011-3A, 6.77% due 01/15/22[1,3]	1,250,000	1,255,697
KKR Financial CLO 2007-A Corp.
2007-AA, 4.77% due 10/15/17†††,1,3	1,212,324	1,210,763
Structured Asset Investment Loan Trust
2005-2, 0.91% due 03/25/35[1]	1,500,000	1,185,837
Aames Mortgage Investment Trust
2006-1, 0.34% due 04/25/36[1]	1,287,031	1,179,242
Whitehorse II Ltd.
due 06/15/17*,3,5	2,100,000	1,134,000
ICE EM CLO
2007-1A, 1.25% due 08/15/22[1,3]	1,250,000	1,114,491
T2 Income Fund CLO Ltd.
2007-1A, 3.02% due 07/15/19[1,3]	700,000	667,965
2007-1A, 1.77% due 07/15/19[1,3]	400,000	376,378

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
MACRO OPPORTUNITIES FUND

	Face
	Amount	Value

Kingsland III Ltd.
2006-3A, 1.86% due 08/24/21[1,3]	$1,140,000	$1,025,652
Black Diamond CLO 2006-1
Luxembourg S.A.
2007-1A, 0.95% due 04/29/19[1,3]	1,100,000	1,008,591
Fortress Credit Opportunities
0.60% due 07/15/19[9]	1,100,000	978,093
Battalion CLO II Ltd.
2012-2A, 3.02% due 11/15/19[1,3]	1,000,000	976,610
Pacifica CDO V Corp.
2006-5A, 5.81% due 01/26/20[3]	950,000	954,815
Pangaea CLO Ltd.
2007-1A, 0.77% due 10/21/21[1,3]	1,000,000	929,118
Gleneagles CLO Ltd.
2005-1A, 1.17% due 11/01/17[1,3]	1,000,000	925,690
Churchill Financial Cayman Ltd.
2007-1A, 2.87% due 07/10/19[1,3]	1,000,000	925,036
Babcock & Brown Air Funding I Ltd.
2007-1A, 0.62% due 11/14/33[1,3]	1,077,304	915,708
Eastland CLO Ltd.
2007-1A, 0.67% due 05/01/22[1,3]	1,000,000	879,030
Credit Card Pass-Through Trust
2012-BIZ, 0.00% due 12/15/49[3]	1,073,068	858,908
ACS 2007-1 Pass Through Trust
2007-1A, 0.49% due 06/14/37[1,3]	893,061	806,970
Structured Asset Receivables
Trust Series 2005-1
2005-1A, 0.77% due 01/21/15[1,3]	850,036	799,034
KKR Financial CLO Ltd.
5.26% due 05/15/21	800,000	793,957
Central Park CLO Ltd.
2011-1A, 3.46% due 07/23/22[1,3]	750,000	748,201
Garrison Funding Ltd.
2013-2A, 4.90% due 09/25/23[1,3]	750,000	747,605
GSC Partners Cdo Fund VII Ltd.
2006-7A, 1.26% due 05/25/20[1,3]	750,000	728,906
Northwind Holdings LLC
2007-1A, 1.06% due 12/01/37[1,3]	756,437	673,229
Asset Backed Securities Corporation
Home Equity Loan Trust Series
2004-HE8, 1.23% due 12/25/34[1]	750,000	644,018
Westwood CDO I Ltd.
2007-1A, 0.92% due 03/25/21[1,3]	700,000	626,500
Fraser Sullivan CLO VI Ltd.
2011-6A, 4.76% due 11/22/22[1,3]	600,000	600,244
Diversified Asset Securitization
Holdings II, LP
2000-1A, 0.74% due 09/15/35[1,3]	615,080	590,205
Summit Lake CLO Ltd.
2005-1A, 0.00% due 02/24/18[3,5]	1,550,000	583,269
Blade Engine Securitization Ltd.
2006-1A, 1.18% due 09/15/41[1]	858,439	572,615
Continental Airlines 2012-2
Class B Pass Through Trust
5.50% due 10/29/20	500,000	499,374
MC Funding Limited/
MC Funding 2006-1 LLC
2006-1A, 1.20% due 12/20/20[1,3]	500,000	461,033
Copper River CLO Ltd.
2007-1A, 1.07% due 01/20/21[1,3]	500,000	449,272
Raspro Trust
2005-1A, 0.65% due 03/23/24[1,3]	445,488	405,394
Garanti Diversified Payment
Rights Finance Co.
2007-A, 0.46% due 07/09/17	416,000	389,171
ACS 2006-1 Pass Through Trust
2006-1A, 0.45% due 06/20/31[1,3]	427,181	388,734
OFSI Fund Ltd.
2006-1A, 1.10% due 09/20/19[1,3]	370,000	338,282
MKP CBO I Ltd.
2004-3A, 0.92% due 05/08/39[1,3]	332,967	324,030
Drug Royalty Limited Partnership 1
2012-1, 5.52% due 07/15/24[1,3]	305,231	312,454
Aircraft Lease Securitisation Ltd.
2007-1A, 0.44% due 05/10/32[1,3]	319,588	306,005
Continental Airlines 2009-2
Class B Pass Through Trust
9.25% due 05/10/17[8]	267,128	292,505
Continental Airlines 2012-1
Class B Pass Through Trust
6.25% due 04/11/20	200,000	206,000
Vega Containervessel plc
2006-1A, 5.56% due 02/10/21[3]	185,047	179,496
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.46% due 03/25/38[1,3]	185,259	177,451
BlackRock Senior Income Series
2004-1X, 0.00% due 09/15/16[5]	2,400,000	144,000
Aircraft Certificate Owner Trust 2003
2003-1A, 6.46% due 09/20/22[3,8]	124,392	125,313
Atlas Air 1999-1 Class A-1
Pass Through Trust
7.20% due 01/02/19[8]	103,866	110,098
Castle Trust
2003-1AW, 0.93% due 05/15/27[1,3]	105,029	95,577
South Coast Funding V
2004-5A, 0.63% due 08/06/39[1,3]	77,419	75,871
Total Asset Backed Securities
(Cost $322,994,239)		319,915,927

CORPORATE BONDS†† - 29.6%
FINANCIALS - 13.4%
Nationstar Mortgage LLC/
Nationstar Capital Corp.
6.50% due 06/01/22[9]	7,000,000	6,632,500
6.50% due 07/01/21	3,550,000	3,399,125
6.50% due 08/01/18	1,500,000	1,507,500
7.88% due 10/01/20	950,000	990,375
9.63% due 05/01/19	390,000	433,875
Bank of America Corp.
5.20% due 12/29/49[1,2]	12,200,000	10,674,999
Fifth Third Bancorp
5.10% due 12/31/49[1,2]	11,720,000	10,196,400

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
MACRO OPPORTUNITIES FUND

	Face
	Amount	Value

Citigroup, Inc.
5.35% due 05/29/49[1,2]	$6,725,000	$5,850,750
5.95% due 12/29/49[1,2]	3,800,000	3,543,500
General Electric Capital Corp.
5.25% due 06/29/49[1,2,9]	9,800,000	9,084,599
EPR Properties
5.75% due 08/15/22	4,350,000	4,388,959
5.25% due 07/15/23	4,000,000	3,883,448
JPMorgan Chase & Co.
5.15% due 12/31/49[1,2,9]	8,875,000	7,765,625
ING US, Inc.
5.65% due 05/15/53[1,9]	7,500,000	6,856,103
Wilton Re Finance LLC
5.88% due 03/30/33[1,3]	5,750,000	5,764,375
PNC Financial Services Group, Inc.
4.85% due 05/29/49[1,2,9]	6,150,000	5,289,000
Oxford Finance LLC/Oxford
Finance Company-Issuer, Inc.
7.25% due 01/15/18[3]	3,801,000	3,886,523
Prudential Financial, Inc.
5.63% due 06/15/43[1]	3,800,000	3,579,144
Kennedy-Wilson, Inc.
8.75% due 04/01/19	2,925,000	3,159,000
KCG Holdings, Inc.
8.25% due 06/15/18[3]	3,135,000	3,087,975
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[3]	2,900,000	2,943,500
Bank of New York Mellon Corp.
4.50% due 12/31/49[1,2]	3,320,000	2,871,800
Nuveen Investments, Inc.
9.13% due 10/15/17[3]	2,490,000	2,446,425
Lancashire Holdings Ltd.
5.70% due 10/01/22[3]	2,350,000	2,134,412
Nationwide Mutual Insurance Co.
9.38% due 08/15/39[3]	1,400,000	1,929,365
QBE Capital Funding III Ltd.
7.25% due 05/24/41[1,3]	1,650,000	1,739,100
Jefferies LoanCore LLC/
JLC Finance Corp.
6.88% due 06/01/20[3]	1,700,000	1,666,000
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[3]	1,724,400	1,646,802
Susquehanna Bancshares, Inc.
5.38% due 08/15/22	1,400,000	1,375,511
Itau Unibanco Holding S.A./
Cayman Island
5.13% due 05/13/23[3]	1,450,000	1,330,375
Emigrant Bancorp, Inc.
6.25% due 06/15/14[3]	1,000,000	996,250
Jefferies Finance LLC/JFIN
Company-Issuer Corp.
7.38% due 04/01/20[3]	825,000	816,750
Ironshore Holdings US, Inc.
8.50% due 05/15/20[3]	315,000	361,453
Scottrade Financial Services, Inc.
6.13% due 07/11/21[3]	125,000	121,588
LCP Dakota Fund
10.00% due 08/17/15[8]	92,000	92,000
Total Financials		122,445,106

ENERGY - 4.1%
Legacy Reserves Limited Partnership/
Legacy Reserves Finance Corp.
8.00% due 12/01/20[3]	5,000,000	5,049,999
6.63% due 12/01/21[3]	2,500,000	2,337,500
Atlas Pipeline Partners Limited
Partnership/Atlas Pipeline
Finance Corp.
5.88% due 08/01/23[3]	4,750,000	4,465,000
4.75% due 11/15/21[3]	1,750,000	1,581,563
Eagle Rock Energy Partners Limited
Partnership/Eagle Rock
Energy Finance Corp.
8.38% due 06/01/19	5,050,000	5,049,999
Penn Virginia Resource Partners
Limited Partnership/Penn Virginia
Resource Finance Corporation II
8.38% due 06/01/20	3,750,000	3,900,000
Crestwood Midstream Partners
Limited Partnership/Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	2,745,000	2,882,250
Gibson Energy, Inc.
6.75% due 07/15/21[3]	1,800,000	1,858,500
SandRidge Energy, Inc.
7.50% due 03/15/21	1,525,000	1,540,250
7.50% due 02/15/23	250,000	247,500
BreitBurn Energy Partners Limited
Partnership/BreitBurn
Finance Corp.
7.88% due 04/15/22	1,775,000	1,770,563
Midstates Petroleum Company
Incorporated/Midstates
Petroleum Co LLC
10.75% due 10/01/20[3]	1,200,000	1,260,000
9.25% due 06/01/21[3]	300,000	296,250
Pacific Drilling S.A.
5.38% due 06/01/20[3]	1,400,000	1,365,000
Exterran Partners Limited Partnership/
EXLP Finance Corp.
6.00% due 04/01/21[3]	900,000	873,000
Memorial Production Partners Limited
Partnership/Memorial Production
Finance Corp. 7.63% due 05/01/21	640,000	619,200
Atlas Resource Escrow Corp.
9.25% due 08/15/21[3]	600,000	606,000
IronGate Energy Services LLC
11.00% due 07/01/18[3]	500,000	495,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
MACRO OPPORTUNITIES FUND

	Face
	Amount	Value

Endeavor Energy Resources Limited
Partnership/EER Finance, Inc.
7.00% due 08/15/21[3]	$500,000	$495,000
Penn Virginia Resource Partners
Limited Partnership/Penn Virginia
Resource Finance Corp.
8.25% due 04/15/18	400,000	415,000
Atlas Energy Holdings Operating
Company LLC/Atlas Resource
Finance Corp.
7.75% due 01/15/21[3]	100,000	93,000
Total Energy		37,200,574

CONSUMER DISCRETIONARY - 3.3%
MDC Partners, Inc.
6.75% due 04/01/20[3]	8,000,000	8,100,000
Burlington Coat Factory Warehouse Corp.
10.00% due 02/15/19	3,395,000	3,776,937
Laureate Education, Inc.
9.25% due 09/01/19[3]	3,311,000	3,575,880
GRD Holdings III Corp.
10.75% due 06/01/19[3]	3,055,000	3,238,299
Sabre, Inc.
8.50% due 05/15/19[3]	2,000,000	2,162,500
WMG Acquisition Corp.
11.50% due 10/01/18	1,440,000	1,659,600
CPG Merger Sub LLC
8.00% due 10/01/21[3]	1,050,000	1,067,063
Stanadyne Corp.
10.00% due 08/15/14	1,100,000	1,050,500
ServiceMaster Co.
7.00% due 08/15/20	1,000,000	945,000
Caesars Entertainment Operating
Company, Inc.
8.50% due 02/15/20	780,000	717,600
9.00% due 02/15/20	230,000	215,625
AmeriGas Finance LLC/AmeriGas
Finance Corp.
7.00% due 05/20/22	600,000	624,000
Wok Acquisition Corp.
10.25% due 06/30/20[3]	465,000	505,688
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[3]	450,000	486,000
Gibson Brands, Inc.
8.88% due 08/01/18[3]	450,000	456,750
Southern Graphics, Inc.
8.38% due 10/15/20[3]	385,000	398,475
Seminole Hard Rock Entertainment
Incorporated/Seminole Hard
Rock International LLC
5.88% due 05/15/21[3]	400,000	384,000
DreamWorks Animation SKG, Inc.
6.88% due 08/15/20[3]	300,000	311,250
Taylor Morrison Communities
Incorporated/Monarch
Communities Inc
7.75% due 04/15/20[3]	278,000	303,715
Live Nation Entertainment, Inc.
7.00% due 09/01/20[3]	190,000	198,313
INTCOMEX, Inc.
13.25% due 12/15/14	175,000	169,750
Seminole Indian Tribe of Florida
7.75% due 10/01/17[3]	125,000	132,656
Empire Today LLC/Empire Today
Finance Corp.
11.38% due 02/01/17[3]	115,000	93,294
Total Consumer Discretionary		30,572,895

MATERIALS - 2.8%
TPC Group, Inc.
8.75% due 12/15/20[3]	7,300,000	7,464,250
Barrick Gold Corp.
4.10% due 05/01/23	5,000,000	4,402,989
Clearwater Paper Corp.
4.50% due 02/01/23	2,750,000	2,475,000
APERAM
7.75% due 04/01/18[3]	2,235,000	2,201,475
Eldorado Gold Corp.
6.13% due 12/15/20[3]	2,250,000	2,171,250
KGHM International Ltd.
7.75% due 06/15/19[3]	1,235,000	1,275,138
AngloGold Ashanti Holdings plc
5.13% due 08/01/22	1,450,000	1,222,301
Mirabela Nickel Ltd.
8.75% due 04/15/18[3,8]	2,948,000	1,149,720
Hecla Mining Co.
6.88% due 05/01/21[3]	1,075,000	1,015,875
IAMGOLD Corp.
6.75% due 10/01/20[3]	1,065,000	929,213
Unifrax I LLC/Unifrax Holding Co.
7.50% due 02/15/19[3]	500,000	500,000
Kaiser Aluminum Corp.
8.25% due 06/01/20	250,000	279,375
Alcoa, Inc.
5.87% due 02/23/22	250,000	250,027
Pretium Packaging LLC/
Pretium Finance, Inc.
11.50% due 04/01/16	142,000	152,295
Total Materials		25,488,908

TELECOMMUNICATION SERVICES - 1.5%
Avaya, Inc.
7.00% due 04/01/19[3]	5,175,000	4,838,625
Expo Event Transco, Inc.
9.00% due 06/15/21[3]	2,275,000	2,263,625
Sitel LLC/Sitel Finance Corp.
11.00% due 08/01/17[3]	1,420,000	1,515,850
Zayo Group LLC/Zayo Capital, Inc.
10.13% due 07/01/20	1,220,000	1,399,950
DISH DBS Corp.
5.88% due 07/15/22	1,250,000	1,231,250
Unitymedia Hessen GmbH & Company
KG/Unitymedia NRW GmbH
5.50% due 01/15/23[3]	1,200,000	1,137,000

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
MACRO OPPORTUNITIES FUND

	Face
	Amount /Shares	Value

CyrusOne Limited Partnership/
CyrusOne Finance Corp.
6.38% due 11/15/22	$875,000	$868,438
Alcatel-Lucent USA, Inc.
8.88% due 01/01/20[3]	300,000	316,500
Total Telecommunication Services		13,571,238

INFORMATION TECHNOLOGY - 1.3%
Stream Global Services, Inc.
11.25% due 10/01/14	3,880,000	3,904,444
Aspect Software, Inc.
10.63% due 05/15/17	3,514,000	3,505,215
Eagle Midco, Inc.
9.00% due 06/15/18[3]	2,950,000	2,964,750
ViaSat, Inc.
6.88% due 06/15/20	750,000	778,125
IMS Health, Inc.
12.50% due 03/01/18[3]	280,000	330,400
Stratus Technologies Bermuda Limited/
Stratus Technologies, Inc.
19.99% due 03/29/15	321	320,198
First Data Corp.
8.75% due 01/15/22[3]	300,000	312,750
Total Information Technology		12,115,882

CONSUMER STAPLES - 1.2%
Vector Group Ltd.
7.75% due 02/15/21	4,225,000	4,372,875
US Foods, Inc.
8.50% due 06/30/19	2,400,000	2,529,000
Harbinger Group, Inc.
7.88% due 07/15/19[3]	2,400,000	2,484,000
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[3]	638,000	690,635
Central Garden and Pet Co.
8.25% due 03/01/18	525,000	518,438
KeHE Distributors LLC/
KeHE Finance Corp.
7.63% due 08/15/21[3]	500,000	507,500
BI-LO LLC/BI-LO Finance Corp.
9.25% due 02/15/19[3]	75,000	82,875
Armored Autogroup, Inc.
9.25% due 11/01/18	60,000	54,150
Total Consumer Staples		11,239,473

INDUSTRIALS - 1.1%
ADT Corp.
6.25% due 10/15/21[3]	2,000,000	2,030,000
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27[3,9]	2,078,439	2,021,282
CEVA Group plc
8.38% due 12/01/17[3]	1,755,000	1,768,162
Chicago Bridge & Iron Co.
5.15% due 12/27/22[8]	1,650,000	1,575,829
Marquette Transportation Company/
Marquette Transportation
Finance Corp.
10.88% due 01/15/17	1,340,000	1,413,700
SBM Baleia Azul Sarl
5.50% due 09/15/27[8]	1,063,370	905,993
Coleman Cable, Inc.
9.00% due 02/15/18	105,000	111,563
Quality Distribution LLC/
QD Capital Corp.
9.88% due 11/01/18	100,000	108,750
Victor Technologies Group, Inc.
9.00% due 12/15/17	100,000	107,750
Total Industrials		10,043,029

HEALTH CARE - 0.6%
VPII Escrow Corp.
6.75% due 08/15/18[3]	2,250,000	2,407,500
Apria Healthcare Group, Inc.
12.38% due 11/01/14	1,858,000	1,869,613
Symbion, Inc.
8.00% due 06/15/16	600,000	633,000
Physio-Control International, Inc.
9.88% due 01/15/19[3]	123,000	137,760
Total Health Care		5,047,873

UTILITIES - 0.3%
LBC Tank Terminals Holding
Netherlands BV
6.88% due 05/15/23[3]	2,600,000	2,613,000
FPL Energy National Wind LLC
5.61% due 03/10/24[3]	120,672	118,326
Total Utilities		2,731,326
Total Corporate Bonds
(Cost $282,501,953)		270,456,304

SENIOR FLOATING RATE INTERESTS†† - 26.0%
CONSUMER DISCRETIONARY - 6.1%
Lions Gate Entertainment Corp.
5.00% due 07/18/20	7,650,000	7,611,749
Digital Insight
5.50% due 08/01/19	2,500,000	2,500,000
9.50% due 08/01/20	2,400,000	2,400,000
Landry’s, Inc.
4.75% due 04/24/18	4,658,564	4,687,679
ROC Finance LLC
5.00% due 06/20/19	4,020,000	4,016,221
SIRVA Worldwide, Inc.
7.50% due 03/27/19	3,880,500	3,919,305
David’s Bridal, Inc.
5.00% due 10/11/19	2,927,875	2,929,105
Fleetpride Corp.
5.25% due 11/19/19	2,139,624	2,059,388
9.25% due 05/15/20	250,000	230,470
Sears Holdings Corp.
5.50% due 06/30/18	2,200,000	2,182,136
Transtar Industries, Inc.
9.75% due 10/09/19	1,050,000	1,065,750
5.50% due 10/09/18	891,000	893,967
TI Automotive Ltd.
5.50% due 03/28/19	1,641,750	1,657,150

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
MACRO OPPORTUNITIES FUND

	Face
	Amount	Value

Southern Graphics
5.00% due 10/17/19	$1,637,625	$1,637,625
California Pizza Kitchen, Inc.
5.25% due 03/29/18	1,596,000	1,586,025
Guitar Center, Inc.
6.25% due 04/09/17	1,489,718	1,457,138
Sutherland Global Services, Inc.
7.25% due 03/06/19	1,462,500	1,457,016
Capital Automotive LP
6.00% due 04/30/20	1,250,000	1,275,000
Jacobs Entertainment, Inc.
6.25% due 10/29/18	1,237,500	1,239,047
Caesars Entertainment Operating
Company, Inc.
5.43% due 01/28/18	1,358,228	1,228,517
RGIS Services LLC
5.50% due 10/18/17	1,150,538	1,134,718
Ollies Bargain Outlet
5.25% due 09/28/19	993,001	993,001
GCA Services Group, Inc.
9.25% due 11/01/20	550,000	558,707
5.26% due 11/01/19	347,577	347,865
ValleyCrest Companies LLC
5.50% due 06/13/19	897,750	895,694
Fender Musical Instruments Corp.
5.75% due 04/03/19	866,250	867,697
IntraWest Holdings S.à r.l.
7.00% due 12/03/17	744,375	751,819
Armored AutoGroup, Inc.
6.00% due 11/05/16	642,265	628,347
Horseshoe Baltimore
8.25% due 07/02/20	550,000	565,125
Edmentum, Inc.
6.00% due 05/17/18	526,969	528,724
Playpower, Inc.
7.50% due 06/30/15	396,954	360,566
Steinway Musical Instruments, Inc.
9.25% due 09/18/20	350,000	350,000
Navistar, Inc.
5.75% due 08/17/17	298,611	302,063
Schaeffler AG
4.25% due 01/27/17	250,000	250,730
Targus Group International, Inc.
12.00% due 05/24/16	236,041	207,716
Keystone Automotive Operations, Inc.
7.00% due 08/15/19	200,000	200,750
NAB Holdings LLC
7.00% due 04/24/18	164,063	164,678
Rite Aid Corp.
5.75% due 08/21/20	100,000	102,333
Totes Isotoner Corp.
7.25% due 07/07/17	100,000	100,000
Container Store, Inc.
5.50% due 04/06/19	88,877	89,321
CKX Entertainment, Inc.
9.00% due 06/21/17[8]	43,475	39,128
Total Consumer Discretionary		55,472,270

INFORMATION TECHNOLOGY - 4.5%
Travelport Holdings Ltd.
6.25% due 06/26/19	10,295,000	10,404,435
4.19% due 12/01/16	640,000	642,400
Magic Newco, LLC
5.00% due 05/30/18	3,441,375	3,437,073
12.00% due 06/01/19	1,075,000	1,232,670
Deltek, Inc.
5.00% due 10/10/18	2,185,241	2,186,880
10.00% due 10/10/19	950,000	952,974
EIG Investors Corp.
6.25% due 11/09/19	1,643,997	1,649,143
10.25% due 05/09/20	1,200,000	1,203,000
SumTotal Systems
6.25% due 11/16/18	2,635,356	2,623,285
Blue Coat Systems, Inc.
4.50% due 05/31/19	2,481,250	2,487,453
Paradigm Ltd.
4.75% due 07/30/19	2,678,269	2,673,261
LANDesk Group, Inc.
5.25% due 08/07/20	2,244,375	2,252,791
Wall Street Systems
5.75% due 10/25/19	1,439,125	1,442,723
9.25% due 10/25/20	600,000	603,750
IPC Systems, Inc.
7.75% due 07/31/17	1,590,500	1,552,308
Entrust, Inc.
6.25% due 10/31/18[8]	975,000	965,250
Applied Systems, Inc.
8.25% due 06/08/17	950,000	953,962
Attachmate Group, Inc., The
7.25% due 11/22/17	671,046	670,630
Aspect Software, Inc.
7.00% due 05/07/16	596,894	596,894
MModal
7.50% due 08/16/19	577,095	559,782
Ascensus, Inc.
8.00% due 12/21/18	545,875	551,334
Infor (US), Inc.
3.75% due 06/03/20	493,111	487,973
ION Trading Technologies Ltd.
8.25% due 05/21/21	425,000	424,469
Go Daddy Operating Company LLC
4.25% due 12/17/18	339,011	338,235
Eze Castle Software, Inc.
8.75% due 03/14/21	150,000	151,688
Mirion Technologies
5.75% due 03/30/18	97,989	97,621
Sophos
6.50% due 05/10/19	39,500	39,352
Total Information Technology		41,181,336

FINANCIALS - 3.7%
Intertrust Group
4.75% due 02/04/20	5,000,000	4,973,450
First Advantage Corp.
6.25% due 02/28/19	2,835,750	2,826,902
10.50% due 08/28/19[8]	1,400,000	1,386,000

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
MACRO OPPORTUNITIES FUND

	Face
	Amount	Value

iStar Financial, Inc.
4.50% due 10/15/17	$3,026,543	$3,028,813
7.00% due 03/19/17	220,852	225,931
First Data Corp.
4.18% due 03/23/18	3,110,000	3,076,568
4.18% due 03/24/17	178,213	176,356
National Financial Partners
5.25% due 07/01/20	1,945,125	1,958,099
USI Holdings Corp.
5.00% due 12/27/19	1,935,375	1,937,794
Topaz Power Holdings LLC
5.25% due 02/26/20	1,836,125	1,831,535
Ceridian Corp.
4.43% due 05/09/17	1,655,371	1,654,345
American Stock Transfer & Trust
5.75% due 06/26/20	1,645,875	1,647,932
Confie Seguros
6.50% due 11/09/18	1,361,829	1,360,699
Cooper Gay Swett & Crawford
5.00% due 04/16/20	847,875	841,516
8.25% due 10/16/20	400,000	394,000
American Capital Ltd.
4.00% due 08/22/16	1,125,000	1,127,340
CNO Financial Group, Inc.
3.75% due 09/28/18	1,019,918	1,022,040
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	694,750	689,539
9.25% due 06/10/20	116,932	116,201
Excelitas Technologies Corp.
5.00% due 11/29/16	669,343	669,343
HDV Holdings
5.75% due 12/18/18	670,781	665,750
Ranpak
8.50% due 04/23/20	650,000	663,000
Cetera Financial Group, Inc.
6.50% due 08/07/19	500,000	495,415
Nuveen Investments, Inc.
4.18% due 05/13/17	500,000	493,595
Knight/Getco
5.75% due 11/30/17	450,000	448,596
Harbourvest
4.75% due 11/21/17	171,040	172,109
Total Financials		33,882,868

INDUSTRIALS - 3.2%
Berlin Packaging LLC
4.75% due 04/10/19	2,000,000	1,999,160
8.75% due 04/10/20	600,000	601,500
ServiceMaster Co.
4.25% due 01/31/17	2,481,250	2,414,578
Thermasys Corp.
5.25% due 05/03/19	2,410,000	2,397,950
AABS Ltd.
4.87% due 01/12/38	2,060,417	2,070,719
Sabre, Inc.
5.25% due 02/19/19	2,071,363	2,069,271
Emerald Expositions
5.50% due 06/12/20	1,496,250	1,502,804
PACT Group
3.75% due 05/22/20	1,496,250	1,470,066
Dematic S.A.
5.25% due 12/28/19	1,439,622	1,444,416
Doncasters Group Ltd.
9.50% due 10/09/20	1,350,000	1,342,413
Laureate Education, Inc.
5.25% due 06/15/18	1,305,730	1,306,553
CPM Acquisition Corp.
6.25% due 08/29/17	851,400	851,400
10.25% due 03/01/18	450,000	451,125
Power Borrower, LLC
4.25% due 05/06/20	1,041,833	1,024,904
8.25% due 11/06/20	275,000	274,313
US Shipping Corp.
9.00% due 04/30/18	1,256,850	1,281,987
NaNa Development Corp.
8.00% due 03/15/18	1,235,000	1,235,000
Mei Conlux Holdings
5.00% due 08/21/20	900,000	899,622
Panda Power
7.50% due 08/20/20	850,000	858,500
Evergreen Tank Solutions, Inc.
9.50% due 09/28/18	755,250	751,474
SRA International, Inc.
6.50% due 07/20/18	660,000	651,750
Hunter Fan Co.
6.50% due 12/20/17	648,375	646,216
US Infrastructure Corp.
4.75% due 07/10/20	500,000	498,280
Panolam Industries International, Inc.
7.25% due 08/23/17[8]	467,104	463,405
Sequa Corp.
5.25% due 06/19/17	248,125	248,745
Ceva Group plc
5.27% due 08/31/16	210,379	198,719
2.62% due 08/31/16	39,621	37,426
Helm Financial Corp.
6.25% due 06/01/17	147,727	147,111
Total Industrials		29,139,407

TELECOMMUNICATION SERVICES - 2.8%
EMI Music Publishing
4.25% due 06/29/18	5,959,930	5,940,084
Associated Partners, Inc.
6.68% due 12/21/15[8]	4,250,000	4,250,000
Avaya, Inc.
8.00% due 03/31/18	2,927,771	2,768,325
4.76% due 10/26/17	1,336,745	1,195,197
Alcatel-Lucent
5.75% due 01/30/19	2,602,591	2,619,508
Cablevision Systems
2.68% due 04/17/20	1,791,000	1,768,863
Light Tower Fiber LLC
4.50% due 04/13/20	1,596,000	1,600,485
Univision Communications, Inc.
4.50% due 03/01/20	1,114,400	1,108,360

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
MACRO OPPORTUNITIES FUND

	Face
	Amount	Value

Mitel Networks Corp.
7.00% due 02/27/19	$1,095,622	$1,101,100
Cengage Learning Acquisitions, Inc.
9.50% due 07/03/14	726,178	530,110
0.00% due 07/31/17[6]	707,069	517,631
Gogo, Inc.
11.25% due 06/21/17[8]	754,859	800,151
Hemisphere Media Group, Inc.
6.25% due 07/30/20	548,625	547,253
Commscope, Inc.
3.75% due 01/14/18	496,183	497,265
Mosaid Technologies
7.00% due 12/23/16	344,595	347,179
Asurion Corp.
11.00% due 09/02/19	130,000	135,525
Total Telecommunication Services		25,727,036

HEALTH CARE - 2.3%
Apria Healthcare Group, Inc.
6.75% due 04/01/20	4,089,750	4,116,947
One Call Medical, Inc.
5.50% due 08/19/19	3,984,250	3,994,211
Learning Care Group (US), Inc.
6.00% due 05/08/19	2,518,688	2,508,185
CHG Healthcare
5.00% due 11/19/19	2,319,388	2,333,884
Merge Healthcare, Inc.
6.00% due 04/23/19	2,185,809	2,065,589
Bioscrip, Inc.
6.50% due 07/31/20	2,025,000	2,035,125
Harvard Drug
5.00% due 08/16/20	1,751,413	1,753,602
DJO Finance LLC
4.75% due 09/15/17	1,240,625	1,242,486
Catalent Pharma Solutions, Inc.
6.50% due 12/31/17	300,000	299,439
4.25% due 09/15/17	248,125	248,480
3.68% due 09/15/16	244,814	244,738
VWR International LLC
4.18% due 04/03/17	198,500	198,748
Total Health Care		21,041,434

CONSUMER STAPLES - 1.6%
AdvancePierre Foods, Inc.
9.50% due 10/10/17	2,250,000	2,280,937
5.75% due 07/10/17	992,500	996,530
Grocery Outlet, Inc.
5.50% due 12/17/18	2,535,984	2,540,218
Performance Food Group
6.25% due 11/07/19	2,269,313	2,238,109
Reddy Ice Holdings, Inc.
10.75% due 10/01/19	1,125,000	1,105,313
6.75% due 04/01/19	1,097,750	1,092,261
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	1,921,035	1,915,426
CTI Foods Holding Co. LLC
8.25% due 06/28/21	1,205,000	1,195,963
Tomkins LLC
5.00% due 11/09/18	645,125	646,738
Hostess Brands
6.75% due 04/09/20	565,000	578,656
DS Waters of America, Inc.
5.25% due 08/30/20	200,000	201,376
Total Consumer Staples		14,791,527

ENERGY - 1.2%
P2 Energy
6.00% due 11/20/18	2,933,121	2,933,121
10.00% due 05/20/19	700,000	703,500
Ocean Rig ASA
5.50% due 07/15/16	2,700,000	2,728,701
Panda Temple II Power
7.25% due 04/03/19	1,000,000	1,008,750
Varel International Energy
Funding Corp.
9.25% due 07/17/17	977,500	997,050
State Class Tankers
6.75% due 06/19/20	900,000	902,250
Rice Energy
8.50% due 10/25/18	897,000	899,243
Shelf Drilling Holdings Ltd.
6.25% due 05/31/18[8]	595,500	595,500
Atlas Energy LP
6.50% due 07/31/19	450,000	454,500
Total Energy		11,222,615

UTILITIES - 0.4%
MRC Global, Inc.
6.00% due 11/08/19	1,786,500	1,793,200
Astoria Generating Company
Acquisitions LLC
8.50% due 10/26/17	1,481,250	1,514,578
Total Utilities		3,307,778

MATERIALS - 0.2%
Univar, Inc.
5.00% due 06/30/17	1,000,028	962,777
Royal Adhesives and Sealants
5.50% due 07/31/18	850,000	856,375
Oxbow Carbon
8.00% due 01/18/20	450,000	459,000
Total Materials		2,278,152
Total Senior Floating Rate Interests
(Cost $236,241,270)		238,044,423

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 5.6%
IndyMac INDX Mortgage
Loan Trust 2006-AR4
0.39% due 05/25/46[1]	13,726,255	11,298,793
COMM 2006-FL12 Mortgage Trust
2006-FL12, 0.41% due 12/15/20[1,3]	3,913,285	3,818,185
2006-FL12, 0.47% due 12/15/20[1,3]	3,261,447	3,162,850
2006-FL12, 0.52% due 12/15/20[1,3]	2,609,157	2,532,889

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
MACRO OPPORTUNITIES FUND

	Face
	Amount	Value

GreenPoint Mortgage Funding
Trust 2006-AR1
0.47% due 02/25/36[1]	$9,189,475	$7,082,191
HarborView Mortgage Loan
Trust 2006-12
0.37% due 01/19/38[1]	6,697,054	5,289,521
Nomura Resecuritization Trust 2012-1R
0.62% due 08/27/47[1,3]	4,758,872	4,378,162
Structured Asset Mortgage
Investments II Trust 2006-AR1
0.41% due 02/25/36[1]	5,535,359	4,303,824
Alliance Bancorp Trust 2007-OA1
0.42% due 07/25/37[1]	4,050,553	2,562,720
SRERS Funding Ltd.
2011-RS, 0.43% due 05/09/46[1,3]	2,731,164	2,374,368
American Home Mortgage Assets
Trust 2006-4
0.37% due 10/25/46[1]	2,776,572	1,762,510
Bear Stearns Mortgage Funding
Trust 2007-AR5
0.35% due 06/25/47[1]	1,979,130	1,492,395
Credit Suisse Mortgage Capital
Certificates
2006-TF2A, 0.58% due 10/15/21[1,3]	1,000,000	968,278
BAMLL-DB Trust
2012-OSI, 6.79% due 04/13/29[3]	150,000	152,482
Total Collateralized Mortgage Obligations
(Cost $51,918,111)		51,179,168

MORTGAGE BACKED SECURITIES†† - 1.6%
Fannie Mae[4]
2013-28, 3.00% due 04/25/43	3,258,458	2,772,776
2013-34, 3.00% due 04/25/43	2,217,695	1,924,640
2013-17, 2.50% due 03/25/43	1,701,295	1,511,673
2013-2, 3.00% due 02/25/43	1,015,988	942,949
2013-54, 3.00% due 06/25/43	600,164	470,431
Freddie Mac[4]
2013-4184, 3.00% due 03/15/43	3,256,408	2,785,257
2013-4204, 3.00% due 05/15/43	2,867,143	2,407,107
2013-4180, 3.00% due 03/15/43	2,098,307	1,788,975
Total Mortgage Backed Securities
(Cost $16,564,152)		14,603,808

MUNICIPAL BONDS†† - 0.0%
Texas - 0.0%
Texas Private Activity Bond Surface
Transportation Corp. Revenue Bonds
7.00% due 12/31/38	175,000	184,714
Total Municipal Bonds
(Cost $178,124)		184,714

	Contracts
OPTIONS PURCHASED†† - 0.4%
Call options on:
SPDR Gold Shares
Expiring January 2015 with
strike price of $140.00	4,355	3,048,500
Put options on:
S&P 500 Index
Expiring November 2013 with
strike price of $1,450.00	1,922	509,330
Total Options Purchased
(Cost $7,524,293)		3,557,830
Total Investments - 107.0%
(Cost $998,557,912)		$978,437,945

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
MACRO OPPORTUNITIES FUND

	Contracts	Value

OPTIONS WRITTEN†† - 0.0%
Call options on:
SPDR Gold Trust Expiring January 2015
with strike price of $155.00	354	$(127,440)
Put options on:
S&P 500 Index Expiring November 2013
with strike price of $1,300.00	1,922	(134,540)
Total Options Written
(Premiums received $510,210)		(261,980)
Other Assets & Liabilities, net - (7.0)%		(63,570,124)
Total Net Assets - 100.0%		$914,605,841

		Unrealized
	Units	Loss

TOTAL RETURN INDEX SWAP AGREEMENTS SOLD SHORT††
Bank of America
December 2013 Japan Government Bond 10 Year
Future Index Swap, Terminating 12/09/13[7]
(Notional Value $80,804,680)	55,000,000	$(939,196)

INTEREST RATE SWAP AGREEMENTS††

	Receive	Floating	Fixed	Maturity	Notional	Market	Unrealized
Counterparty	Floating Rate	Rate Index	Rate	Date	Amount	Value	Depreciation
Merrill Lynch	Receive	3-Month USD-LIBOR	1.59%	07/02/18	$42,550,000	$(402,215)	$(402,215)
Merrill Lynch	Receive	3-Month USD-LIBOR	2.73%	07/02/23	23,800,000	(137,353)	(137,353)
							$(539,568)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2013.
[2]	Perpetual maturity.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $309,137,701 (cost $308,401,926), or 33.8% of total net assets.
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	Residual interest.
[6]	Security is in default of interest and/or principal obligations.
[7]	Total return based on Japan Government Bond 10 year Future Index +/- financing at a variable rate.
[8]	Illiquid security.
[9]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 9.

plc — Public Limited Company

REIT — Real Estate Investment Trust

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MACRO OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

Assets:
Investments, at value
(cost $998,557,912)	$978,437,945
Segregated cash with broker	5,956,332
Prepaid expenses	92,222
Cash	567,022
Receivables:
Securities sold	27,722,247
Interest	8,207,307
Fund shares sold	2,440,874
Investment advisor	222,619
Dividends	142,654
Total assets	1,023,789,222
Liabilities:
Reverse Repurchase Agreements	46,437,126
Unrealized depreciation on swap agreements	1,478,764
Options written, at value
(premiums received $510,210)	261,980
Unfunded loan commitment, at value
(commitment fees received $237,652)	228,298
Payable for:
Fund shares redeemed	30,538,101
Securities purchased	28,465,225
Management fees	690,352
Distributions to shareholders	638,890
Distribution and service fees	202,058
Fund accounting/administration fees	73,688
Transfer agent/maintenance fees	45,612
Directors’ fees*	9,370
Miscellaneous	113,917
Total liabilities	109,183,381
Net assets	$914,605,841
Net assets consist of:
Paid in capital	$954,460,316
Distributions in excess of net investment income	(416,937)
Accumulated net realized loss on investments	(18,096,391)
Net unrealized depreciation on investments	(21,341,147)
Net assets	$914,605,841
A-Class:
Net assets	$334,750,582
Capital shares outstanding	12,722,775
Net asset value per share	$26.31
Maximum offering price per share
(Net asset value divided by 95.25%)	$27.62
C-Class:
Net assets	$163,128,527
Capital shares outstanding	6,204,655
Net asset value per share	$26.29
Institutional Class:
Net assets	$416,726,732
Capital shares outstanding	15,819,920
Net asset value per share	$26.34

STATEMENT OF OPERATIONS
Year Ended September 30, 2013

Investment Income:
Interest	$42,299,620
Dividends	877,433
Total investment income	43,177,053
Expenses:
Management fees	5,894,767
Transfer agent/maintenance fees:
A-Class	268,750
C-Class	90,925
Institutional Class	79,140
Distribution and service fees:
A-Class	603,686
C-Class	1,072,050
Fund accounting/administration fees	629,207
Interest expense	845,723
Custodian fees	79,942
Directors’ fees*	73,782
Miscellaneous	447,506
Total expenses	10,085,478
Less:
Expenses waived by Advisor	(772,830)
Expenses waived by Transfer Agent
A-Class	(84,332)
C-Class	(25,568)
Institutional Class	(79,140)
Total waived expenses	(961,870)
Net expenses	9,123,608
Net investment income	34,053,445
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,176,044)
Swap agreements	867,190
Options purchased	2,283,048
Options written	(421,442)
Net realized loss	(4,447,248)
Net change in unrealized appreciation
(depreciation) on:
Investments	(21,202,485)
Swap agreements	(1,478,764)
Options purchased	(3,959,763)
Options written	272,764
Net change in unrealized appreciation
(depreciation)	(26,368,248)
Net realized and unrealized loss	(30,815,496)
Net increase in net assets resulting
from operations	$3,237,949

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

MACRO OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2013	2012[a]

Increase (Decrease) In Net Assets From Operations:
Net investment income	$34,053,445	$3,168,918
Net realized gain (loss) on investments	(4,447,248)	743,125
Net change in unrealized appreciation (depreciation) on investments	(26,368,248)	4,612,706
Net increase in net assets resulting from operations	3,237,949	8,524,749

Distributions to shareholders from:
Net investment income
A-Class	(12,522,539)	(1,128,519)
C-Class	(4,768,075)	(324,024)
Institutional Class	(17,291,805)	(1,702,171)
Net realized gains
A-Class	(501,652)	—
C-Class	(204,259)	—
Institutional Class	(603,940)	—
Total distributions to shareholders	(35,892,270)	(3,154,714)

Capital share transactions:
Proceeds from sale of shares
A-Class	444,592,091	85,788,385
C-Class	180,978,622	33,149,886
Institutional Class	608,202,900	104,388,280
Value of proceeds of merger
A-Class	12,881,126	—
C-Class	6,546,846	—
Institutional Class	2,252,116	—
Distributions reinvested
A-Class	10,739,892	964,887
C-Class	4,399,264	297,094
Institutional Class	14,904,818	1,463,557
Cost of shares redeemed
A-Class	(204,778,201)	(5,472,183)
C-Class	(56,074,395)	(1,406,558)
Institutional Class	(299,893,193)	(2,035,107)
Net increase from capital share transactions	724,751,886	217,138,241
Net increase in net assets	692,097,565	222,508,276

Net assets:
Beginning of year	222,508,276	—
End of year	$914,605,841	$222,508,276
(Distributions in excess of)/Undistributed net investment income at end of year	$(416,937)	$15,356

Capital share activity:
Shares sold
A-Class	13,508,658 †	3,304,939
C-Class	5,550,606 †	1,278,041
Institutional Class	18,519,609 †	4,039,488
Shares issued from reinvestment of distributions
A-Class	391,935	36,952
C-Class	160,703	11,369
Institutional Class	544,723	56,242
Shares redeemed
A-Class	(4,309,477)	(210,232)
C-Class	(740,595)	(55,469)
Institutional Class	(7,262,144)	(77,998)
Net increase in shares	26,364,018	8,383,332

[a]	Since commencement of operations: November 30, 2011.
†	Includes 470,457 A-Class, 239,285 C-Class and 82,164 Institutional Class shares issued in connection with Fund merger.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MACRO OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
A-Class	2013	2012[a]
Per Share Data
Net asset value, beginning of period	$26.53	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.37	.99
Net gain (loss) on investments (realized and unrealized)	(.04)	1.52
Total from investment operations	1.33	2.51
Less distributions from:
Net investment income	(1.43)	(.98)
Net realized gains	(.12)	—
Total distributions	(1.55)	(.98)
Net asset value, end of period	$26.31	$26.53

Total Return[e]	5.01%	10.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$334,751	$83,081
Ratios to average net assets:
Net investment income	5.11%	4.61%
Total expenses[c]	1.56%	1.61%
Net expenses[d,f]	1.41%	1.37%
Portfolio turnover rate	84%	46%

	Year Ended	Period Ended
	September 30,	September 30,
C-Class	2013	2012[a]
Per Share Data
Net asset value, beginning of period	$26.51	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.17	.82
Net gain (loss) on investments (realized and unrealized)	(.03)	1.53
Total from investment operations	1.14	2.35
Less distributions from:
Net investment income	(1.24)	(.84)
Net realized gains	(.12)	—
Total distributions	(1.36)	(.84)
Net asset value, end of period	$26.29	$26.51

Total Return[e]	4.26%	9.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163,129	$32,711
Ratios to average net assets:
Net investment income	4.36%	3.83%
Total expenses[c]	2.29%	2.31%
Net expenses[d,f]	2.15%	2.11%
Portfolio turnover rate	84%	46%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

MACRO OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2013	2012 [a]
Per Share Data
Net asset value, beginning of period	$26.56	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.46	1.12
Net gain (loss) on investments (realized and unrealized)	(.04)	1.47
Total from investment operations	1.42	2.59
Less distributions from:
Net investment income	(1.52)	(1.03)
Net realized gains	(.12)	—
Total distributions	(1.64)	(1.03)
Net asset value, end of period	$26.34	$26.56

Total Return[e]	5.35%	10.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$416,727	$106,716
Ratios to average net assets:
Net investment income	5.43%	5.22%
Total expenses[c]	1.23%	1.31%
Net expenses[d,f]	1.09%	1.06%
Portfolio turnover rate	84%	46%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers, and includes interest expense, if any.
[e]	Total return does not reflect the impact of any applicable sales charge and has not been annualized.
[f]	Excluding interest expense, the operating expense ratios for the periods presented would be:

	09/30/13	09/30/12
A-Class	1.29%	1.27%
C-Class	2.02%	2.01%
Institutional Class	0.96%	0.95%

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders

Guggenheim Investments Municipal Income Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director; and James E. Pass, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the annual fiscal year ended September 30, 2013.

For the one-year period ended September 30, 2013, the Guggenheim Investments Municipal Income Fund (the “Fund”) returned -5.09%1, compared with the -5.05% return of the Barclays Municipal Long Bond Index, the Fund’s Benchmark.

The Fund seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax. The Fund may invest up to 20% of its assets in securities the interest on which is subject to federal income taxation, including corporate bonds and other corporate debt securities and taxable municipal securities. Please note since inception (January 13, 2012), the Fund has not invested in taxable municipal securities.

As the Fund’s fiscal year began on October 1, 2012, the municipal bond market benefited from a generally improving global macroeconomic picture, featuring historically low interest rates that drove investors to higher-yielding investments and supported the risk-on rally in fixed income. Cautiousness began to creep into the market around the end of 2012, partly in reaction to the downgrade of Puerto Rico’s general obligation rating and the uncertainty around tax reform.

Following a stable market environment that lasted through April of 2013, the municipal market experienced significant volatility, causing comparisons to be made to previous periods such as 1994 and 2008, respectively. The sharp rise in yields that occurred in the second quarter of 2013 stemmed from indications that the U.S. Federal Reserve might begin tapering its bond purchase program, as well as from concern over whether the economy was ready for the withdrawal of monetary stimulus. This set the stage for the worst stretch of municipal bond performance since 2008, with the municipal yield curve steepening by about 100 basis points during the summer. Against this backdrop, the largest municipal bankruptcy in U.S. history occurred when Detroit filed for bankruptcy in July.

After four months of negative total returns, municipals began rallying in September 2013, partially driven by the continuing positive credit picture of state and local governments, in terms of tax receipts, unemployment and debt burdens. The pace of municipal bond redemptions, of which the pace had accelerated surrounding the tapering talk, slowed to more historic levels, with municipal bonds’ attractive relative value helping renew demand. However, the Federal Reserve’s decision to delay tapering was the primary driver of this rebound; but nonetheless, the impact of higher interest rates was evident as issuance was impacted as refinancings were curtailed, and issuers remained reluctant to finance capital improvement projects. This set of circumstances caused industry experts to lower their issuance forecasts for 2013 to approximately $315 billion, a 10% reduction.

The credit picture, along with market conditions, improved through the end of the Fund’s fiscal year, helping stabilize fund flows. The sector remains vulnerable, though, to volatility spikes whenever there are indications that quantitative easing may wind down, or when Congress struggles with the debt ceiling or potential government shutdown, as was the case at period end.

Most of the Fund’s underperformance came near the end of the second quarter of 2013 following the Fed chairman’s remarks on tapering. The Fund’s return was -5.50% for the second quarter, compared with -4.36% for the Benchmark. The swift rise in interest rates led to significant municipal mutual fund redemptions, which in turn created a premium for liquidity. The Fund’s portfolio was designed for such an event, highlighted by the fact that the Fund’s duration was less than the Benchmark’s, and that the Fund’s holdings all had coupons of 5% or higher. But a concentration in certain “off-the-run” names and poor liquidity in the secondary market could not offset the significant rise in rates, which in turn minimized the effectiveness of these strategies, detracting from performance during the summer.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

MANAGER’S COMMENTARY (Unaudited) (concluded)

In the quarter ending on September 30, 2013, the situation reversed itself, as investors began searching for credits believed to have been unfairly devalued in the second-quarter selloff, citing the underlying health of many municipal issuers and the gradually improving U.S. economy. The resulting rally lifted the Fund’s outperformance against the Benchmark in the third quarter, -.073% versus -2.14%.

Other detractors from the Fund’s performance for the 12 months ended September 30, 2013, were its relatively low exposure to bonds with calls within the next three to five years, which was the best-performing portion of the municipal asset class during the second quarter of 2013, and the concentrated nature of the portfolio, as the Fund’s top 10 holdings represented almost a third of the portfolio.

In terms of portfolio exposures, the Fund remains a combination of revenue bonds, with preference for essential service providers, high-grade general obligation bonds and opportunistic situations driven by negative headlines. In revenue bonds, the Fund looks for bonds secured by dedicated revenues in the A-rated category maturing between 12 and 20 years, and which offer attractive risk-adjusted returns while providing structural legal protection. It continues to favor school districts in certain parts of the country along with selected healthcare and airport issues. The overriding goal is to generate current income without increasing the risk profile of the Fund.

Additionally, as part of the portfolio managers’ continuous market analysis, in particular in wake of Detroit’s bankruptcy filing, the Fund opportunistically added some City of Detroit essential service bonds, which are secured by dedicated revenue streams and wrapped by an investment grade rated mono-line insurer. The team will continue to look for opportunities to add selectively to the portfolio with credits from Detroit and other distressed cities that meet its relative value investment criteria. Further, the Fund also owned and purchased bonds that fund the Detroit Public Schools through the Michigan School Bond Qualification and Loan Program; and, although such securities are not directly involved in the Detroit’s bankruptcy filing as under the Program, the State shall lend to Detroit Public Schools in amounts sufficient to pay debt service. The market has treated them as such, creating investment opportunities for the Fund. On the other hand, the Fund does not have any exposure to Puerto Rico municipal credits but may do so in the future.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited)	September 30, 2013

municipal income Fund

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

			Since Inception
	1 Year	5 Year	(04/28/04)
A-Class Shares	-5.09%	7.21%	4.13%
A-Class Shares with sales charge†	-9.61%	6.18%	3.60%
Barclays Municipal Long Bond Index	-5.05%	7.24%	4.90%

		Since Inception
	1 Year	(01/13/12)
C-Class Shares	-5.70%	0.55%
C-Class Shares with CDSC‡	-6.62%	0.55%
Institutional Class Shares	-4.76%	1.52%
Barclays Municipal Long Bond Index	-5.05%	0.92%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
Institutional Class	January 13, 2012

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Municipal Long Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

THE GUGGENHEIM FUNDS ANNUAL REPORT   |   61

performance report and FUND PROFILE (Unaudited) (concluded)

Ten Largest Holdings (% of Total Net Assets)
Michigan Finance Authority Revenue Notes	5.2%
North Texas Tollway Authority Revenue Bonds	4.7%
Massachusetts Development Finance Agency
Revenue Bonds	3.8%
Tustin Unified School District General
Obligation Unlimited	3.1%
Hudson County Improvement Authority
Revenue Bonds	2.8%
Michigan Finance Authority Revenue Bonds	2.7%
Memphis Center City Revenue Finance Corp.
Revenue Bonds	2.7%
Detroit City School District General
Obligation Unlimited	2.6%
Northern Illinois University Revenue Bonds	2.3%
State Public School Building Authority
Revenue Bonds	2.2%
Top Ten Total	32.1%

Portfolio Composition by Quality Rating*
Rating
Fixed Income Instruments
AAA	0.4%
AA	45.3%
A	28.7%
BBB	13.4%
NR	10.3%
Other Instruments
Short Term Investments	1.9%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

62   |   THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2013
MUNICIPAL INCOME FUND

	Shares	Value

SHORT TERM INVESTMENTS† - 1.9%
Fidelity Institutional
Tax-Exempt Portfolio	1,113,881	$1,113,881
Total Short Term Investments
(Cost $1,113,881)		1,113,881

	Face
	Amount
MUNICIPAL BONDS†† - 97.2%
Michigan - 17.9%
Michigan Finance Authority
Revenue Notes
4.38% due 08/20/14	$3,000,000	3,019,139
Detroit City School District
General Obligation Unlimited
5.00% due 05/01/32	1,500,000	1,505,130
5.00% due 05/01/18	500,000	518,655
5.00% due 05/01/30	300,000	304,590
Michigan Finance Authority
Revenue Bonds
5.00% due 11/01/27	1,500,000	1,552,350
City of Detroit Michigan Water Supply
System Revenue Revenue Bonds
5.00% due 07/01/18	1,065,000	1,068,174
5.25% due 07/01/22	95,000	93,683
Oakland University Revenue Bonds
5.00% due 03/01/32	1,000,000	1,024,820
Michigan Technological University
Revenue Bonds
5.00% due 10/01/34	825,000	848,554
City of Detroit Michigan Sewage
Disposal System Revenue
Revenue Bonds
5.00% due 07/01/15	500,000	502,795
Total Michigan		10,437,890

California - 13.6%
Tustin Unified School District
General Obligation Unlimited
6.00% due 08/01/36	1,600,000	1,823,727
Oakland Unified School District/
Alameda County General
Obligation Unlimited
5.50% due 08/01/32[2]	1,200,000	1,216,668
5.00% due 08/01/22[2]	300,000	319,146
Apple Valley Unified School District
General Obligation Unlimited
5.00% due 08/01/28	1,180,000	1,248,533
Stockton Unified School District
General Obligation Unlimited
5.00% due 07/01/28[2]	1,000,000	1,037,240
5.00% due 01/01/29[2]	200,000	205,406
State of California General
Obligation Unlimited
5.00% due 02/01/27	750,000	825,098
San Bernardino City
Unified School District General
Obligation Unlimited
5.00% due 08/01/25	250,000	274,205
5.00% due 08/01/26	250,000	270,948
5.00% due 08/01/32	150,000	153,503
East Side Union High School District
General Obligation Unlimited
5.00% due 08/01/26	300,000	326,667
Los Rios Community College District
General Obligation Unlimited
5.00% due 08/01/25	200,000	226,184
Total California		7,927,325

Illinois - 10.7%
Northern Illinois University
Revenue Bonds
5.50% due 04/01/21	1,160,000	1,314,825
Will County Township High School
District No. 204 Joliet General
Obligation Limited
6.25% due 01/01/31	1,000,000	1,121,970
Southern Illinois University
Revenue Bonds
5.00% due 04/01/32	1,000,000	1,024,770
Chicago Park District General
Obligation Limited
5.00% due 01/01/36	1,000,000	1,012,060
Chicago Board of Education General
Obligation Unlimited
5.00% due 12/01/33	1,000,000	934,830
City of Chicago Illinois General
Obligation Unlimited
5.00% due 01/01/24	160,000	160,315
5.00% due 01/01/26	100,000	100,648
5.00% due 01/01/22	70,000	71,611
5.00% due 01/01/23	70,000	71,608
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	216,082
City of Chicago Illinois O’Hare
International Airport Revenue
Revenue Bonds
5.25% due 01/01/24	200,000	214,680
Total Illinois		6,243,399

Massachusetts - 8.0%
Massachusetts Development Finance
Agency Revenue Bonds
6.88% due 01/01/41	2,000,000	2,212,760
5.50% due 07/01/31	1,000,000	1,036,930
Massachusetts Port Authority
Revenue Bonds
5.00% due 07/01/30	850,000	884,782
5.00% due 07/01/32	500,000	515,335
Total Massachusetts		4,649,807

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
MUNICIPAL INCOME FUND

	Face
	Amount	Value

PENNSYLVANIA - 7.7%
State Public School Building Authority
Revenue Bonds
5.00% due 04/01/32	$1,250,000	$1,255,150
5.00% due 04/01/28	1,000,000	1,035,000
5.00% due 04/01/31	1,000,000	1,008,960
Pennsylvania Turnpike Commission
Revenue Bonds
1.34% due 12/01/20[1]	500,000	499,125
5.00% due 12/01/28	200,000	214,264
Monroeville Finance Authority
Revenue Bonds
5.00% due 02/15/29	450,000	465,291
Total Pennsylvania		4,477,790

NEW JERSEY - 6.8%
Hudson County Improvement
Authority Revenue Bonds
6.00% due 01/01/40	1,500,000	1,636,680
New Jersey State Turnpike
Authority Revenue Bonds
5.00% due 01/01/28	1,000,000	1,072,410
New Jersey Health Care Facilities
Financing Authority Revenue Bonds
5.63% due 07/01/37	1,000,000	1,019,080
Rutgers The State University
of New Jersey Revenue Bonds
5.00% due 05/01/29	200,000	219,800
Total New Jersey		3,947,970

TEXAS - 6.2%
North Texas Tollway Authority
Revenue Bonds
5.75% due 01/01/40	2,500,000	2,743,125
Texas Private Activity Bond
Surface Transportation Corp.
Revenue Bonds
7.00% due 12/31/38	825,000	870,796
Total Texas		3,613,921

FLORIDA - 5.7%
City of Jacksonville Florida
Revenue Bonds
5.00% due 10/01/30	1,000,000	1,057,920
County of Miami-Dade Florida
Transit System Sales Surtax
Revenue Revenue Bonds
5.00% due 07/01/31	1,000,000	1,041,650
Miami-Dade County School
Board Foundation, Inc.
Certificate Of Participation
5.00% due 05/01/31	1,000,000	1,033,820
Miami-Dade County Health Facilities
Authority Revenue Bonds
5.00% due 08/01/24	200,000	212,758
Total Florida		3,346,148

WASHINGTON - 5.1%
Greater Wenatchee Regional Events
Center Public Facilities Dist
Revenue Bonds
5.50% due 09/01/42[2]	1,150,000	1,065,521
5.00% due 09/01/27[2]	1,000,000	948,040
5.25% due 09/01/32[2]	1,000,000	938,360
Total Washington		2,951,921

TENNESSEE - 2.7%
Memphis Center City Revenue
Finance Corp. Revenue Bonds
5.25% due 11/01/30	1,450,000	1,550,340

NEW YORK - 2.1%
Nassau County Local Economic
Assistance Corp. Revenue Bonds
5.00% due 07/01/27	1,000,000	1,016,590
New York City Transitional Finance
Authority Future Tax Secured Revenue
Revenue Bonds
5.00% due 05/01/31	200,000	216,616
Total New York		1,233,206

WEST VIRGINIA - 1.8%
West Virginia Higher Education Policy
Commission Revenue Bonds
5.00% due 04/01/29	1,000,000	1,063,320

OHIO - 1.8%
University of Toledo Revenue Bonds
5.00% due 06/01/30	1,010,000	1,060,429

COLORADO - 1.8%
University of Colorado Hospital
Authority Revenue Bonds
5.00% due 11/15/27	1,000,000	1,055,610

LOUISIANA - 1.8%
Louisiana Stadium & Exposition
District Revenue Bonds
5.00% due 07/01/28	1,000,000	1,054,400

MISSISSIPPI - 1.4%
Mississippi Development Bank
Revenue Bonds
6.50% due 10/01/31	500,000	552,440
6.25% due 10/01/26	230,000	256,432
Total Mississippi		808,872

WYOMING - 0.9%
County of Sweetwater Wyoming
Revenue Bonds
5.00% due 09/01/24[2]	500,000	528,830

INDIANA - 0.8%
County of Knox Indiana Revenue Bonds
5.00% due 04/01/27	470,000	483,607

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
MUNICIPAL INCOME FUND

	Face
	Amount	Value

KENTUCKY - 0.4%
City of Owensboro Kentucky Electric
Light & Power System Revenue
Revenue Bonds
5.00% due 01/01/26	$200,000	$210,390
Total Municipal Bonds
(Cost $57,874,129)		56,645,175
Total Investments - 99.1%
(Cost $58,988,010)		$57,759,056
Other Assets & Liabilities, net - 0.9%		541,832
Total Net Assets - 100.0%		$58,300,888

†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2013.
[2]	Illiquid security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

 September 30, 2013

Assets:
Investments, at value
(cost $58,988,010)	$57,759,056
Prepaid expenses	18,956
Receivables:
Interest	848,597
Investment advisor	30,680
Fund shares sold	14,084
Total assets	58,671,373
Liabilities:
Overdraft due to custodian bank	274
Payable for:
Securities purchased	142,625
Fund shares redeemed	80,832
Distributions to shareholders	64,552
Management fees	24,087
Distribution and service fees	11,677
Fund accounting/administration fees	4,627
Transfer agent/maintenance fees	3,426
Directors’ fees*	1,113
Miscellaneous	37,272
Total liabilities	370,485
Net assets	$58,300,888
Net assets consist of:
Paid in capital	$88,536,256
Undistributed net investment income	—
Accumulated net realized loss on investments	(29,006,414)
Net unrealized depreciation on investments	(1,228,954)
Net assets	$58,300,888
A-Class:
Net assets	$50,463,259
Capital shares outstanding	4,352,680
Net asset value per share	$11.59
Maximum offering price per share
(Net asset value divided by 95.25%)	$12.17
C-Class:
Net assets	$1,494,450
Capital shares outstanding	128,942
Net asset value per share	$11.59
Institutional Class:
Net assets	$6,343,179
Capital shares outstanding	546,878
Net asset value per share	$11.60

STATEMENT OF OPERATIONS

Year Ended September 30, 2013

Investment Income:
Interest	$2,833,145
Total investment income	2,833,145

Expenses:
Management fees	366,793
Transfer agent/maintenance fees:
A-Class	63,577
C-Class	1,495
Institutional Class	2,173
Distribution and service fees:
A-Class	167,904
C-Class	21,099
Fund accounting/administration fees	68,729
Registration fees	50,694
Custodian fees	19,742
Directors’ fees*	4,951
Tax expense	267
Miscellaneous	74,630
Total expenses	842,054
Less:
Expenses waived/reimbursed by Advisor	(236,488)
Net expenses	605,566
Net investment income	2,227,579

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	745,503
Net realized gain	745,503
Net change in unrealized appreciation
(depreciation) on:
Investments	(6,505,597)
Net change in unrealized appreciation
(depreciation)	(6,505,597)
Net realized and unrealized loss	(5,760,094)
Net decrease in net assets resulting
from operations	$(3,532,515)

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period	Year Ended
	September 30,	January 1, 2012 to	December 31,
	2013	September 30, 2012*	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,227,579	$1,888,999	$9,860,353
Distributions to preferred shareholders from net investment income	—	(41,453)	(1,559,826)
Net realized gain on investments	745,503	8,667,200	11,880,241
Net change in unrealized appreciation (depreciation) on investments	(6,505,597)	(2,322,825)	(3,572,719)
Net increase (decrease) in net assets resulting from operations	(3,532,515)	8,191,921	16,608,049

Distributions to shareholders from:
Net investment income
A-Class	(2,041,962)	(1,830,326)	(12,325,600)
C-Class	(48,584)	(7,029)	—
Institutional Class	(137,034)	(10,191)	—
Total distributions to shareholders	(2,227,580)	(1,847,546)	(12,325,600)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,925,340	6,278,627	—
C-Class	1,778,562	1,480,674	—
Institutional Class	7,258,077	1,115,702	—
Distributions reinvested
A-Class	1,250,808	1,092,766	—
C-Class	38,482	4,891	—
Institutional Class	50,050	250	—
Cost of shares redeemed
A-Class	(28,310,051)	(118,190,898)	—
C-Class	(1,263,296)	(337,341)	—
Institutional Class	(1,502,777)	(103,388)	—
Net decrease from capital share transactions	(15,774,805)	(108,658,717)	—
Net (decrease)/increase in net assets	(21,534,900)	(102,314,342)	4,282,449

Net assets:
Beginning of year	79,835,788	182,150,130	177,867,681
End of year	$58,300,888	$79,835,788	$182,150,130
(Distributions in excess of)/Undistributed net investment income at end of year	$—	$—	$(41,250)

Capital share activity:
Shares sold
A-Class	388,242	4,020,894	—
C-Class	139,985	120,370	—
Institutional Class	582,166	91,684	—
Shares issued from reinvestment of distributions
A-Class	101,493	89,628	—
C-Class	3,135	395	—
Institutional Class	4,176	20	—
Shares redeemed
A-Class	(2,302,372)	(13,352,205)	—
C-Class	(107,647)	(27,296)	—
Institutional Class	(122,904)	(8,264)	—
Net decrease in shares	(1,313,726)	(9,064,774)	—

* The Fund changed its fiscal year end from December 31 to September 30 in 2012.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

municipal income Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	December 31,	December 31,	December 31,	December 31,
A-Class†	2013	2012*	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$12.59	$11.82	$11.54	$11.01	$8.47	$14.94
Income (loss) from investment operations:
Net investment income[a]	.38	.26	.64	.71	.75	.92
Distributions to preferred shareholders from:
Net investment income	—	(.01)	(.10)	(.10)	(.11)	(.31)
Net gain (loss) on investments (realized and unrealized)	(1.00)	.78	.54	.68	2.69	(6.07)
Total from investment operations	(.62)	1.03	1.08	1.29	3.33	(5.46)
Less distributions from:
Net investment income	(.38)	(.26)	(.80)	(.76)	(.79)	(1.01)
Total distributions	(.38)	(.26)	(.80)	(.76)	(.79)	(1.01)
Net asset value, end of period	$11.59	$12.59	$11.82	$11.54	$11.01	$8.47

Total Return[d]	(5.09%)	8.91%	9.64%	12.03%	41.34%	(37.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,463	$77,609	$182,150	$177,868	$169,674	$130,445
Ratios to average net assets:
Net investment income	3.04%	2.78%	4.60%	5.37%	6.73%	4.97%
Total expenses	1.14%	1.15%	2.09%	1.80%	1.94%	1.72%
Net expenses[b]	0.82%	0.87%	2.09%	1.80%	1.94%	1.72%
Portfolio turnover rate	91%	121%	104%	156%	151%	181%

	Year Ended	Period Ended
	September 30,	September 30,
C-Class	2013	2012[c]
Per Share Data
Net asset value, beginning of period	$12.58	$11.98
Income (loss) from investment operations:
Net investment income[a]	.28	.20
Net gain (loss) on investments (realized and unrealized)	(.98)	.62
Total from investment operations	(.70)	.82
Less distributions from:
Net investment income	(.29)	(.22)
Total distributions	(.29)	(.22)
Net asset value, end of period	$11.59	$12.58

Total Return[d]	(5.70%)	7.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,495	$1,176
Ratios to average net assets:
Net investment income	2.30%	2.36%
Total expenses	1.93%	1.94%
Net expenses[b]	1.57%	1.55%
Portfolio turnover rate	91%	121%

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2013	2012[c]
Per Share Data
Net asset value, beginning of period	$12.59	$11.98
Income (loss) from investment operations:
Net investment income[a]	.40	.29
Net gain (loss) on investments (realized and unrealized)	(.98)	.62
Total from investment operations	(.58)	.91
Less distributions from:
Net investment income	(.41)	(.30)
Total distributions	(.41)	(.30)
Net asset value, end of period	$11.60	$12.59

Total Return[d]	(4.76%)	7.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,343	$1,051
Ratios to average net assets:
Net investment income	3.35%	3.37%
Total expenses	0.93%	0.86%
Net expenses[b]	0.57%	0.55%
Portfolio turnover rate	91%	121%

†	Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balance Fund (“TYW”), a registered closed-end management investment company. The A-Class financial highlights for the periods prior to that date reflect performance of TYW.

*	Prior to January 13, 2012, the Fund’s fiscal year end was December 31. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Net expense information reflects the expense ratios after expense waivers.
[c]	Since commencement of operations: January 13, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

Manager’s Commentary (Unaudited)	September 30, 2013

To Our Shareholders

Guggenheim Total Return Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2013.

For the one-year period ended September 30, 2013, the Guggenheim Total Return Bond Fund returned 3.53%1, compared with the -1.68% return of its benchmark, the Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing at least 80% of its assets in debt securities. The Fund may hold fixed income securities of any quality, rated or unrated, including those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). However, the Fund may not invest more than 20% of its assets in fixed-income securities that are below investment grade. The Fund may hold securities of any duration or maturity. The Fund has the ability to adjust portfolio duration synthetically using interest rate hedges. As interest rates saw steep increases in the second and third quarter of 2013, the Fund, which was underweight interest rate duration relative to the benchmark, added to duration through purchases of fixed rate securities in addition to executing two receive fixed swaps targeting the five and thirty year portion of the Treasury curve. We expect the Fund will maintain a duration in line with its benchmark over the next several months as we believe interest rates have the potential for further declines by as much as 25 to 50 basis points.

The Fund’s performance for the fiscal year was largely driven by credit spread assets, notably corporate bonds, asset-backed securities (ABS) and bank loans. The Fund saw strong performance through the fourth quarter of 2012 and first quarter of 2013 as ample global monetary accommodation provided by central banks across the globe, combined with improved U.S. economic data, created a positive environment for credit spread fixed income assets. Corporate bonds and ABS were the largest contributors to the Fund’s performance for the first half of the fiscal year. However, speculation on the future of quantitative easing (QE) dominated financial headlines for most of the third quarter in 2013 which saw increasing interest-rate volatility and investors shedding fixed rate assets to replace with shorter duration assets such as CLOs and bank loans. Floating rate non-Agency RMBS was also hit with spread widening as investors believed housing fundamentals may slow. Fixed income risk assets experienced negative mark-to-market performance across most sectors for the second quarter of 2013 and mixed performance in the third quarter as interest rates retraced to levels seen at the beginning of the quarter. The yield on the 10-year Treasury note hit a two-year high of 3.0%, almost 140 basis points above the lows seen in May, before eventually ending the third quarter at 2.61% following the Federal Reserve’s (the “Fed”) September 18 announcement that it would not begin tapering asset purchases. The decision not to taper came amid a cautionary outlook for the U.S. economy, based on high unemployment, rising mortgage rates and restrictive fiscal policy caused from the sequester.

Detractors to performance included fixed-rate assets with longer durations that experienced mark-to-market losses as interest rates increased in mid 2013. Mezzanine tranches of structured products also showed some credit spread widening as interest rate increases combined with market weakness pushed prices lower.

Investment grade corporate bonds were hard hit during the second quarter of 2013 owing to increased interest rate volatility. For the fiscal year, the Barclays U.S. Corporate Investment Grade Index fell by 1.58%. During the fiscal year, although the credit spread on investment grade corporate bonds tightened by 14 basis points, yields widened to end September at 3.30%. Despite this period of underperformance, investment grade corporate bonds have remained well bid by investors, and we would expect that low dealer inventory and heavy demand will be supportive of continued spread compression through the next few quarters.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

Manager’s Commentary (Unaudited) (concluded)

Increased opportunistic loan issuance in September has brought net new loan supply to $126 billion for the calendar year, exceeding the aggregate $113 billion of demand from CLO origination and mutual fund flows. If supply continues to exceed demand throughout the rest of 2013, this would represent a significant reversal of the trend observed over the past six months. A slowdown in CLO issuance would place greater importance on retail capital in the loan market. This dynamic would make the loan market more susceptible to increased volatility given the ease with which retail investor sentiment can change. In addition, we believe that if interest rates decline, investors may stop allocating capital into loan funds. This would likely lead to wider spreads to entice and attract the new marginal buyers. Based on the views highlighted above, we believe that high yield bonds will outperform bank loans in the fourth quarter.

The ABS market showed modestly positive performance for the fiscal year as interest rate volatility led to increased demand for floating rate securities. This maintained a positive technical bid for floating rate ABS and CLOs. The BAML ABS AA-BBB Securities Master Index gained 2.7% for the one year period, with the Index spread tightening 52 basis points to 157 basis points. Despite the negative effects of increased interest rate volatility and the subsequent impact of housing data, the non-Agency RMBS market has also maintained positive performance for the fiscal year. Year-over-year, the Case-Shiller Composite-20 Index is up 12.4%, with all 20 constituent cities posting gains. As much of the reported housing data is lagged, investors will be looking towards leading indicators such as housing starts as a gauge of further improvement in the sector.

The CLO market continued its strong pace set in 2012, with $60 billion issued in just the first nine months of the year. This year’s total issuance already exceeds full year 2012 issuance although issuance began to slow throughout the quarter as new regulations widened CLO liabilities, making CLO economics more difficult. A robust CLO market is important for loans, as CLOs have historically represented a more sustainable, long-term source of demand. While positive fundamentals should help sustain the credit cycle in the near term, there are several notable trends that investors should continue monitoring. Particularly, the growing prominence of retail investors in the bank loan market can contribute to volatility, as we have witnessed in the high yield sector. Year-to-date inflows of $52 billion into loan funds have increased the retail market’s share of bank loans to 24%. As new CLO issuance slows, we anticipate that retail’s influence on the bank loan market could increase. This technical dynamic has shaped our more cautious outlook on expected bank loan performance as we enter the fourth quarter. As such, we are also cautious of CLO spreads over the next few quarters.

The decline in Treasury yields in the back half of the month of September coaxed investors back into risk and reignited the search for yield in high yield bonds and other spread assets. We expect that volatility will likely remain elevated as speculation continues over the future of QE. By employing a disciplined, opportunistic approach in its investment strategy, the Fund was rewarded over the fiscal year. While there are no signs that the economy is losing momentum, economic data will need to show significant improvement before accommodation is removed and the cap on short term rates is lifted. The stage is set for a global expansion as Europe is in the beginning stages of a recovery, and Chinese and Japanese policy makers have remained accommodative to stimulate growth. Our expectation is that the trend of spread tightening will be maintained as credit spreads have room for further compression in an accommodative environment. We continue to search for both primary and secondary market opportunities with attractive yields and strong credit metrics.

Performance displayed represents past performance which is no guarantee of future results.

1Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

		Since Inception
	1 Year	(11/30/11)
A-Class Shares	3.53%	7.22%
A-Class Shares with sales charge†	-1.39%	4.41%
C-Class Shares	2.77%	6.42%
C-Class Shares with CDSC‡	1.78%	6.42%
Institutional Class Shares	3.88%	7.58%
Barclays U.S. Aggregate Bond Index	-1.68%	1.82%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
Institutional Class	November 30, 2011

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited)(concluded)

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	2.4%
RAIT CRE CDO I Ltd.	1.8%
Princess Juliana International Airport
Operating Company N.V.	1.8%
KKR Financial CLO 2007-1
Corp. 2007-1A	1.6%
Infinity Property & Casualty Corp.	1.6%
Drug Royalty II Limited
Partnership 1 2012-1	1.6%
N-Star Real Estate CDO IX Ltd.	1.6%
Rockwall CDO Ltd. 2006-1A	1.6%
PNC Financial Services Group, Inc.	1.6%
Alternative Loan Trust
2003-18CB — Class 1A1	1.5%
Top Ten Total	17.1%

Portfolio Composition by Quality Rating*
Rating
Fixed Income Instruments
AAA	5.5%
AA	12.6%
A	21.3%
BBB	35.0%
BB	6.5%
B	9.8%
CCC	4.0%
NR	1.1%
Other Instruments
Preferred Stocks	2.0%
Short Term Investments	2.3%
Total Investments	100.1%

The chart above reflects percentages of the value of total investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

the GUGGENHEIM FUNDS annual report | 73

SCHEDULE OF INVESTMENTS	September 30, 2013
TOTAL RETURN BOND FUND

	Shares	Value

PREFERRED STOCKS† - 2.1%
Aspen Insurance Holdings Ltd.
5.95%[1,2]	80,000	$1,898,400
Wells Fargo & Co.
5.85%[1,2]	30,000	716,100
Reinsurance Group of America, Inc.
6.20% due 09/15/42[1]	20,000	493,600
Morgan Stanley
7.13%[1,2]	16,000	403,200
Total Preferred Stocks
(Cost $3,650,000)		3,511,300
SHORT TERM INVESTMENTS† - 2.4%
Dreyfus Treasury Prime Cash
Management Fund	4,008,849	4,008,849
Total Short Term Investments
(Cost $4,008,849)		4,008,849

	Face
	Amount

ASSET BACKED SECURITIES†† - 49.3%
Rockwall CDO II Ltd.
2007-1A, 0.82% due 08/01/24[1,3]	$1,900,000	1,619,511
2007-1A, 0.52% due 08/01/24[1,3]	1,740,241	1,596,671
RAIT CRE CDO I Ltd.
0.51% due 11/20/46[1]	3,746,223	3,081,343
Rockwall CDO Ltd.
2006-1A, 0.77% due 08/01/21[1,3]	2,900,000	2,632,931
2006-1A, 0.92% due 08/01/21[1,3]	200,000	176,195
KKR Financial CLO 2007-1 Corp.
2007-1A, 2.51% due 05/15/21[1,3]	2,900,000	2,760,783
Drug Royalty II Limited Partnership
2012-1, 4.27% due 01/15/25[1,3]	2,621,104	2,665,161
N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[5]	2,903,155	2,638,423
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[3]	2,100,000	2,098,735
2013-1, 6.35% due 10/15/38[3]	450,000	449,624
Newstar Trust
2012-2A, 4.52% due 01/20/23[1,3]	1,000,000	1,002,463
2012-2A, 3.52% due 01/20/23[1,3]	750,000	755,470
2013-1A, 4.95% due 09/20/23[1,3]	700,000	709,544
Great Lakes CLO 2012-1 Ltd.
2012-1A, 4.37% due 01/15/23[1,3]	1,250,000	1,239,776
2012-1A, 0.00% due 01/15/23[3,6]	1,000,000	1,025,356
T2 Income Fund CLO Ltd.
2007-1A, 1.77% due 07/15/19[1,3]	1,250,000	1,176,182
2007-1X, 1.77% due 07/15/19[1]	925,000	870,374
Argent Securities Incorporated
Asset-Backed Pass-Through
Certificates Series
2005-W3, 0.52% due 11/25/35[1]	2,209,314	2,022,300
Telos CLO Ltd.
2013-3A, 3.27% due 01/17/24[1,3]	2,000,000	1,948,418
Alm Loan Funding
2013-7RA, 2.86% due 04/24/24[1,3]	2,000,000	1,916,666
CKE Restaurant Holdings, Inc.
2013-1A, 4.47% due 03/20/43[3]	1,836,125	1,830,523
CGRBS_13-VNO5
3.70% due 03/15/35	2,100,000	1,829,428
Westchester CLO Ltd.
2007-1A, 0.71% due 08/01/22[1,3]	1,850,000	1,680,975
Garanti Diversified Payment
Rights Finance Co.
2007-A, 0.46% due 07/09/17	1,664,000	1,556,684
ARES XXVI CLO Ltd.
2013-1A, 0.00% due 04/15/25†††,3,6	1,850,000	1,518,667
MCF CLO LLC
3.82% due 04/20/23	1,500,000	1,497,164
Battalion CLO II Ltd.
2012-2A, 4.27% due 11/15/19[1,3]	1,000,000	979,404
2012-2A, 3.02% due 11/15/19[1,3]	500,000	488,305
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[3,7]	1,442,318	1,436,569
Highland Park CDO Ltd.
2006-1A, 0.59% due 11/25/51[1,3,7]	1,697,805	1,424,749
Northwoods Capital Ltd.
2006-7X, 1.81% due 10/22/21	1,500,000	1,376,833
Newcastle Cdo Viii 1 Ltd.
2006-8A, 0.46% due 11/25/52[1,3,7]	1,384,158	1,260,412
Structured Asset Securities Corporation
Mortgage Loan Trust
2006-OPT1, 0.44% due 04/25/36[1]	1,400,000	1,163,100
Marathon Clo II Ltd.
2005-2A, 2.05% due 12/20/19[1,3]	1,000,000	952,651
2005-2A, 0.00% due 12/20/19[3,6]	250,000	135,501
N-Star REL CDO VIII Ltd.
2006-8A, 0.54% due 02/01/41†††,1,3	1,400,000	1,071,697
Telos Clo 2007-2 Ltd.
2007-2A, 2.47% due 04/15/22[1,3]	1,100,000	1,004,690
Global Leveraged Capital Credit
Opportunity Fund
2006-1A, 1.27% due 12/20/18[1,3]	1,036,000	970,125
ACA CLO 2007-1 Ltd.
2007-1A, 1.22% due 06/15/22[1,3]	1,075,000	961,631
CCR, Inc.
2012-CA, 4.75% due 07/10/22[3]	950,000	931,252
Churchill Financial Cayman Ltd.
2007-1A, 2.87% due 07/10/19[1,3]	1,000,000	925,036
Finn Square CLO Ltd.
2012-1A, 0.00% due 12/24/23[3,6]	1,000,000	894,240
Newcastle CDO Ltd.
2007-9A, 0.43% due 05/25/52[7]	918,410	891,641
Acis CLO 2013-1 Ltd.
2013-1A, 3.22% due 04/18/24[1,3]	800,000	764,934
Citigroup Commercial Mortgage
Trust 2013-375P
3.63% due 05/10/35	900,000	763,520

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
TOTAL RETURN BOND FUND

	Face
	Amount/Shares	Value

Knightsbridge CLO
2007-1A, 3.02% due 01/11/22[1,3]	$500,000	$500,000
2007-1A, 5.27% due 01/11/22[1,3]	250,000	250,277
Salus CLO 2012-1 Ltd.
2013-1A, 5.76% due 03/05/21[1,3]	750,000	750,025
Central Park CLO Ltd.
2011-1A, 3.46% due 07/23/22[1,3]	750,000	748,201
New Century Home Equity
Loan Trust
2005-1, 0.66% due 03/25/35[1]	791,679	673,393
Grayson CLO Ltd.
2006-1A, 0.68% due 11/01/21[1,3]	750,000	671,178
GSAA Home Equity Trust
2007-7, 0.45% due 07/25/37[1]	786,026	654,681
Ares XXV CLO Ltd.
2013-3A, 0.00% due 01/17/24[3,6]	750,000	648,622
Black Diamond CLO 2012-1 Ltd.
2013-1A, 3.52% due 02/01/23[1,3]	650,000	646,041
Babcock & Brown Air Funding I Ltd.
2007-1A, 0.62% due 11/14/33[1,3]	755,186	641,908
Emporia Preferred Funding
1.21% due 10/18/18	650,000	589,451
Aerco Ltd.
2000-2A, 0.64% due 07/15/25[1]	810,114	575,181
Blade Engine Securitization Ltd.
2006-1A, 1.18% due 09/15/41[1]	858,439	572,615
GSC Partners CDO Fund Limited/
GSC Partners CDO Fund Corp.
due 11/20/16*,3,6	1,325	570,629
Genesis Funding Ltd.
2006-1A, 0.42% due 12/19/32[1,3]	600,098	531,627
GreenPoint Mortgage Funding Trust
2005-HE4, 0.88% due 07/25/30[1]	600,000	525,059
Pacifica CDO V Corp.
2006-5A, 5.81% due 01/26/20[3]	500,000	502,534
Ivy Hill Middle Market Credit Fund Ltd.
2011-3A, 6.77% due 01/15/22[1,3]	250,000	251,139
2011-3A, 6.27% due 01/15/22[1,3]	250,000	251,111
Cerberus Offshore Levered I, LP
2012-1A, 6.18% due 11/30/18[1,3]	250,000	251,841
2012-1A, 4.93% due 11/30/18[1,3]	250,000	249,993
GoldenTree Credit Opportunities
2012-1 Financing Ltd.
2012-1A, 4.25% due 09/15/24[1,3]	500,000	501,288
Fraser Sullivan CLO VI Ltd.
2011-6A, 4.76% due 11/22/22[1,3]	500,000	500,204
Garrison Funding Ltd.
2013-2A, 3.65% due 09/25/23[1,3]	500,000	498,174
GSC Capital Corporation Loan
Funding CLO Ltd.
2006-1A, 0.76% due 02/18/20[1,3]	500,000	495,112
TCW Global Project Fund III Ltd.
2005-1A, 0.91% due 09/01/17[1,3]	500,000	471,505
Golub Capital Partners Fundings Ltd.
2007-1A, 1.00% due 03/15/22[1,3]	500,000	470,228
ICE EM CLO
2007-1A, 1.00% due 08/15/22[1,3]	500,000	466,888
Gleneagles CLO Ltd.
2005-1A, 1.17% due 11/01/17[1,3]	500,000	462,845
NewStar Commercial Loan Trust 2007-1
2007-1A, 1.56% due 09/30/22[1,3]	500,000	461,354
MC Funding Limited/
MC Funding 2006-1 LLC
2006-1A, 1.20% due 12/20/20[1,3]	500,000	461,033
Black Diamond CLO 2006-1
Luxembourg S.A.
2007-1A, 0.95% due 04/29/19[1,3]	500,000	458,450
Copper River CLO Ltd.
2007-1A, 1.07% due 01/20/21[1,3]	500,000	449,272
Westwood CDO I Ltd.
2007-1A, 0.92% due 03/25/21[1,3]	500,000	447,500
Northwind Holdings LLC
2007-1A, 1.06% due 12/01/37[1,3]	489,125	435,321
ACIS CLO Ltd.
2013-2A, 0.00% due 10/14/22[1,3]	375,000	368,294
OFSI Fund Ltd.
2006-1A, 1.10% due 09/20/19[1,3]	370,000	338,282
Continental Airlines 2012-1
Class B Pass Through Trust
6.25% due 04/11/20	300,000	309,000
Salus CLO Ltd.
2013-1AN, 4.00% due 03/05/21[1,3]	300,000	300,107
Continental Airlines 2012-2
Class B Pass Through Trust
5.50% due 10/29/20	300,000	299,625
Airplanes Pass Through Trust
2001-1A, 0.73% due 03/15/19[1]	779,254	296,117
Whitehorse II Ltd.
due 06/15/17*,3,6	450,000	243,000
GSC Partners Cdo Fund VII Ltd.
2006-7A, 1.26% due 05/25/20[1,3]	250,000	242,969
Carlyle Global Market Strategies
CLO 2012-3 Ltd.
2012-3A, 0.00% due 10/14/24[3,6]	250,000	242,924
Eastland CLO Ltd.
2007-1A, 0.67% due 05/01/22[1,3]	250,000	219,757
Avis Budget Rental Car
Funding AESOP LLC
2013-2A, 4.00% due 05/21/18[3]	200,000	200,067
Drug Royalty Limited Partnership 1
2012-1, 5.52% due 07/15/24[1,3]	190,769	195,284
ACS 2006-1 Pass Through Trust
2006-1A, 0.45% due 06/20/31[1,3]	213,590	194,367
Structured Asset Receivables
Trust Series 2005-1
2005-1A, 0.77% due 01/21/15[1,3]	188,002	176,721
Aircraft Certificate Owner Trust 2003
2003-1A, 6.46% due 09/20/22[3,5]	158,166	159,337
MKP CBO I Ltd.
2004-3A, 0.92% due 05/08/39[1,3]	156,393	152,196

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
TOTAL RETURN BOND FUND

	Face
	Amount	Value

Delta Air Lines 2011-1
Class B Pass Through Trust
7.13% due 10/15/14	$130,000	$131,950
First Franklin Mortgage Loan
Trust 2006-FF1
2006-FF1, 0.52% due 01/25/36[1]	150,000	126,583
Raspro Trust
2005-1A, 0.65% due 03/23/24[1,3]	127,282	115,827
Atlas Air 1999-1 Class
A-1 Pass Through Trust
7.20% due 01/02/19[5]	103,866	110,098
Vega Containervessel plc
2006-1A, 5.56% due 02/10/21[3]	106,064	102,882
Castle Trust
2003-1AW, 0.93% due 05/15/27[1,3]	88,089	80,161
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.46% due 03/25/38[1,3]	63,882	61,190
BlackRock Senior Income Series
2004-1X, 0.00% due 09/15/16[6]	500,000	30,000
South Coast Funding V
2004-5A, 0.63% due 08/06/39[1,3]	8,211	8,047
Total Asset Backed Securities
(Cost $82,236,424)		83,035,122

CORPORATE BONDS†† - 31.4%
FINANCIALS - 21.6%
General Electric Capital Corp.
7.13% due 12/15/49[1,2]	1,920,000	2,087,999
5.25% due 06/29/49[1,2]	1,000,000	927,000
EPR Properties
5.25% due 07/15/23	2,250,000	2,184,440
5.75% due 08/15/22	680,000	686,090
Infinity Property & Casualty Corp.
5.00% due 09/19/22	2,750,000	2,701,822
PNC Financial Services Group, Inc.
4.85% due 05/29/49[1,2]	3,050,000	2,623,000
Itau Unibanco Holding
S.A./Cayman Island
5.13% due 05/13/23[3]	2,650,000	2,431,375
Macquarie Group Ltd.
6.25% due 01/14/21[3]	1,680,000	1,824,631
7.63% due 08/13/19[3]	450,000	530,271
JPMorgan Chase & Co.
5.15% due 12/31/49[1,2,7]	2,625,000	2,296,875
Amtrust Financial Services, Inc.
6.13% due 08/15/23[3]	2,000,000	2,000,000
Bank of America Corp.
5.20% due 12/29/49[1,2]	1,950,000	1,706,250
Fifth Third Bancorp
5.10% due 12/31/49[1,2]	1,840,000	1,600,800
Icahn Enterprises Limited Partnership/
Icahn Enterprises Finance Corp.
6.00% due 08/01/20[3]	1,550,000	1,550,000
Prudential Financial, Inc.
5.63% due 06/15/43[1]	1,200,000	1,130,256
5.88% due 09/15/42[1]	300,000	294,000
Bank of New York Mellon Corp.
4.50% due 12/31/49[1,2]	1,280,000	1,107,200
Credit Suisse AG
6.50% due 08/08/23[3]	1,000,000	1,012,500
National Rural Utilities
Cooperative Finance Corp.
4.75% due 04/30/43[1]	1,000,000	925,000
Lancashire Holdings Ltd.
5.70% due 10/01/22[3]	1,000,000	908,261
Ironshore Holdings US, Inc.
8.50% due 05/15/20[3]	720,000	826,178
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[3]	862,200	823,401
StanCorp Financial Group, Inc.
5.00% due 08/15/22	650,000	649,167
Jefferies Group LLC
6.88% due 04/15/21	550,000	610,044
Kennedy-Wilson, Inc.
8.75% due 04/01/19	500,000	540,000
ING US, Inc.
5.65% due 05/15/53[1]	500,000	457,074
Susquehanna Bancshares, Inc.
5.38% due 08/15/22	400,000	393,003
QBE Capital Funding III Ltd.
7.25% due 05/24/41[1,3]	368,000	387,872
Nationwide Mutual Insurance Co.
9.38% due 08/15/39[3]	210,000	289,405
Allstate Corp.
5.75% due 08/15/53[1]	250,000	243,750
Jackson National Life Insurance Co.
8.15% due 03/15/27[3]	125,000	151,940
National Life Insurance Co.
10.50% due 09/15/39[3]	100,000	140,481
MetLife Capital Trust IV
7.88% due 12/15/37[3]	115,000	129,375
Scottrade Financial Services, Inc.
6.13% due 07/11/21[3]	125,000	121,588
LCP Dakota Fund
10.00% due 08/17/15[5]	38,400	38,400
Total Financials		36,329,448

MATERIALS - 2.9%
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[3]	850,000	704,755
4.45% due 11/15/21[3]	625,000	537,399
Barrick Gold Corp.
4.10% due 05/01/23	1,250,000	1,100,747
TPC Group, Inc.
8.75% due 12/15/20[3]	1,000,000	1,022,500
AngloGold Ashanti Holdings plc
5.13% due 08/01/22	875,000	737,595
Alcoa, Inc.
5.40% due 04/15/21	530,000	523,954
5.87% due 02/23/22	100,000	100,011
Xstrata Finance Canada Ltd.
4.95% due 11/15/21[3]	125,000	125,016
Total Materials		4,851,977

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
TOTAL RETURN BOND FUND

	Face
	Amount	Value

INDUSTRIALS - 2.7%
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27[3,7]	$3,141,826	$3,055,426
Chicago Bridge & Iron Co.
5.15% due 12/27/22[5]	750,000	716,286
SBM Baleia Azul Sarl
5.50% due 09/15/27[5]	483,350	411,815
Embraer S.A. 5.15% due 06/15/22	200,000	194,000
Marquette Transportation Company/
Marquette Transportation
Finance Corp.
10.88% due 01/15/17	120,000	126,600
Total Industrials		4,504,127

CONSUMER DISCRETIONARY - 2.0%
Hawaiian Airlines 2013-1 Class A
Pass Through Certificates
3.90% due 01/15/26	1,570,000	1,436,549
Northern Group Housing LLC
6.80% due 08/15/53[3]	1,200,000	1,229,976
Laureate Education, Inc.
9.25% due 09/01/19[3]	250,000	270,000
INTCOMEX, Inc.
13.25% due 12/15/14	240,000	232,800
Caesars Entertainment Operating
Company, Inc.
9.00% due 02/15/20	155,000	145,313
GRD Holdings III Corp.
10.75% due 06/01/19[3]	125,000	132,500
Stanadyne Corp.
10.00% due 08/15/14	60,000	57,300
Total Consumer Discretionary		3,504,438

ENERGY - 1.3%
Reliance Holdings USA, Inc.
5.40% due 02/14/22[3]	550,000	551,163
Crestwood Midstream Partners
Limited Partnership/Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	425,000	446,250
Legacy Reserves Limited Partnership/
Legacy Reserves Finance Corp.
6.63% due 12/01/21[3]	350,000	327,250
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35% due 06/30/21[3]	208,125	211,767
Midstates Petroleum Company
Incorporated/Midstates
Petroleum Co LLC
10.75% due 10/01/20[3]	200,000	210,000
Penn Virginia Resource Partners
Limited Partnership/Penn Virginia
Resource Finance Corp.
8.25% due 04/15/18	190,000	197,125
Bill Barrett Corp.
7.63% due 10/01/19	125,000	127,500
Eagle Rock Energy Partners Limited
Partnership/Eagle Rock
Energy Finance Corp.
8.38% due 06/01/19	125,000	125,000
Total Energy		2,196,055

CONSUMER STAPLES - 0.6%
US Foods, Inc.
8.50% due 06/30/19	500,000	526,875
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[3]	242,000	261,965
Harbinger Group, Inc.
7.88% due 07/15/19[3]	200,000	207,000
Total Consumer Staples		995,840

CAYMAN ISLANDS - 0.1%
Government of the Cayman Islands
5.95% due 11/24/19[3]	125,000	139,125

BAHAMAS - 0.1%
Commonwealth of the Bahamas
6.95% due 11/20/29[3]	110,000	122,100

INFORMATION TECHNOLOGY - 0.1%
Broadridge Financial Solutions, Inc.
3.95% due 09/01/20	100,000	100,977
Total Corporate Bonds
(Cost $55,408,872)		52,744,087

SENIOR FLOATING RATE INTERESTS†† - 9.1%
INFORMATION TECHNOLOGY - 1.7%
Travelport Holdings Ltd.
6.25% due 06/26/19	1,020,000	1,030,842
SumTotal Systems
6.25% due 11/16/18	656,912	653,903
EIG Investors Corp.
6.25% due 11/09/19	645,125	647,144
Deltek, Inc.
5.00% due 10/10/18	198,997	199,147
MModal
7.50% due 08/16/19	144,274	139,946
IPC Systems, Inc.
7.75% due 07/31/17	60,000	58,500
Sophos
6.50% due 05/10/19	39,500	39,351
Aspect Software, Inc.
7.00% due 05/07/16	17,191	17,191
Total Information Technology		2,786,024

HEALTH CARE - 1.6%
Apria Healthcare Group, Inc.
6.75% due 04/01/20	2,194,500	2,209,094
One Call Medical, Inc.
5.50% due 08/19/19	416,850	417,892
Total Health Care		2,626,986

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
TOTAL RETURN BOND FUND

	Face
	Amount	Value

FINANCIALS - 1.5%
Nuveen Investments, Inc.
4.18% due 05/13/17	$750,000	$740,393
CNO Financial Group, Inc.
3.75% due 09/28/18	649,039	650,389
National Financial Partners
5.25% due 07/01/20	399,000	401,661
American Stock Transfer & Trust
5.75% due 06/26/20	249,375	249,687
Confie Seguros
6.50% due 11/09/18	196,426	196,263
Cooper Gay Swett & Crawford
5.00% due 04/16/20	149,625	148,503
Excelitas Technologies Corp.
5.00% due 11/29/16	137,806	137,806
First Data Corp.
4.18% due 03/23/18	20,000	19,785
Total Financials		2,544,487

TELECOMMUNICATION SERVICES - 1.5%
Avaya, Inc.
4.76% due 10/26/17	1,238,658	1,107,497
Associated Partners, Inc.
6.68% due 12/21/15[5]	1,000,000	1,000,000
Light Tower Fiber LLC
4.50% due 04/13/20	399,000	400,121
Total Telecommunication Services		2,507,618

CONSUMER DISCRETIONARY - 1.3%
Centaur LLC
5.25% due 02/20/19	1,044,750	1,046,922
Fleetpride Corp.
5.25% due 11/19/19	547,250	526,728
9.25% due 05/15/20	100,000	92,188
Patheon, Inc.
7.25% due 12/14/18	287,276	288,713
Capital Automotive LP
6.00% due 04/30/20	100,000	102,000
IntraWest Holdings S.à r.l.
7.00% due 12/03/17	99,250	100,243
Navistar, Inc.
5.75% due 08/17/17	62,500	63,223
Container Store, Inc.
5.50% due 04/06/19	39,501	39,698
Total Consumer Discretionary		2,259,715

INDUSTRIALS - 1.0%
AABS Ltd.
4.87% due 01/12/38	481,771	484,180
Sabre, Inc.
5.25% due 02/19/19	375,491	375,111
Emerald Expositions
5.50% due 06/12/20	274,313	275,514
CPM Acquisition Corp.
6.25% due 08/29/17	178,200	178,200
10.25% due 03/01/18	70,000	70,175
Laureate Education, Inc.
5.25% due 06/15/18	217,224	217,361
Thermasys Corp.
5.25% due 05/03/19	100,000	99,500
Total Industrials		1,700,041

CONSUMER STAPLES - 0.3%
Grocery Outlet, Inc.
5.50% due 12/17/18	297,864	298,361
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	150,822	150,382
Total Consumer Staples		448,743

ENERGY - 0.2%
P2 Energy
6.00% due 11/20/18	346,500	346,500
Total Senior Floating Rate Interests
(Cost $15,148,520)		15,220,114

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 7.9%
COMM 2006-FL12 Mortgage Trust
2006-FL12, 0.41% due 12/15/20[1,3]	1,304,428	1,272,728
2006-FL12, 0.47% due 12/15/20[1,3]	913,205	885,598
2006-FL12, 0.52% due 12/15/20[1,3]	652,289	633,222
Alternative Loan Trust 2003-18CB
5.25% due 09/25/33	2,424,069	2,481,944
Sequoia Mortgage Trust
2013-7, 2.50% due 06/25/43[1]	1,969,364	1,760,893
Boca Hotel Portfolio Trust 2013-BOCA
3.23% due 08/15/26[1,3]	1,700,000	1,700,000
BBCMS Trust 2013-TYSN
3.71% due 09/05/32[3]	1,500,000	1,347,706
BB-UBS Trust 2012-SHOW
4.16% due 11/05/36[1,3]	1,500,000	1,307,746
VNO 2012-6AVE Mortgage Trust
2012-6AVE, 3.45% due 11/15/30[1,3]	1,000,000	843,382
SRERS Funding Ltd.
2011-RS, 0.43% due 05/09/46[1,3]	780,333	678,391
Credit Suisse Mortgage Capital Certificates
2006-TF2A, 0.58% due 10/15/21[1,3]	250,000	242,070
BAMLL-DB Trust
2012-OSI, 5.81% due 04/13/29[3]	200,000	205,950
Total Collateralized Mortgage Obligations
(Cost $13,611,870)		13,359,630

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
TOTAL RETURN BOND FUND

	Face
	Amount	Value

MORTGAGE BACKED SECURITIES†† - 2.3%
Fannie Mae[4]
2013-28, 3.00% due 04/25/43	$1,396,482	$1,188,332
2013-34, 3.00% due 04/25/43	709,663	615,885
2013-17, 2.50% due 03/25/43	486,084	431,907
2013-54, 3.00% due 06/25/43	184,666	144,748
Freddie Mac[4]
2013-4184, 3.00% due 03/15/43	836,105	715,134
2013-4180, 3.00% due 03/15/43	671,458	572,472
2013-4224, 3.00% due 07/15/43	300,337	255,554
Total Mortgage Backed Securities
(Cost $4,449,378)		3,924,032
Total Investments - 104.5%
(Cost $178,513,913)		$175,803,134
Other Assets & Liabilities, net - (4.5)%		(7,503,295)
Total Net Assets - 100.0%		$168,299,839

INTEREST RATE SWAP AGREEMENTS††

							Unrealized
	Pay	Floating	Fixed	Maturity	Notional	Market	Appreciation/
Counterparty	Floating Rate	Rate Index	Rate	Date	Amount	Value	(Depreciation)
Merrill Lynch	Pay	3-Month USD-LIBOR	1.70%	08/29/18	$8,200,000	$85,357	$85,357
Merrill Lynch	Pay	3-Month USD-LIBOR	3.68%	08/29/43	2,000,000	13,316	13,316
Merrill Lynch	Pay	3-Month USD-LIBOR	3.89%	09/09/43	2,750,000	123,417	123,417
Merrill Lynch	Pay	3-Month USD-LIBOR	1.59%	09/26/18	18,000,000	48,338	48,338
Merrill Lynch	Pay	3-Month USD-LIBOR	3.65%	09/26/43	900,000	(1,817)	(1,817)
							$268,611

*	Non-income producing security.
†	Value determined based on level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2013.
[2]	Perpetual maturity.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $91,802,572 (cost $90,725,263), or 54.5% of total net assets.
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	Illiquid security.
[6]	Residual interest.
[7]	Security or portion thereof is held as collateral for reverse repurchase agreements — See Note 9. plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2013

Assets:
Investments, at value
(cost $178,513,913)	$175,803,134
Segregated cash with broker	944,093
Cash	1,015,959
Unrealized appreciation on swap agreements	270,428
Prepaid expenses	25,873
Receivables:
Securities sold	4,444,792
Interest	1,259,151
Fund shares sold	170,280
Investment advisor	76,763
Dividends	29,752
Total assets	184,040,225

Liabilities:
Reverse Repurchase Agreements	7,953,473
Unrealized depreciation on swap agreements	1,817
Payable for:
Securities purchased	7,148,405
Fund shares redeemed	378,220
Distributions to shareholders	73,502
Management fees	69,755
Distribution and service fees	29,141
Fund accounting/administration fees	13,253
Transfer agent/maintenance fees	13,207
Directors’ fees*	932
Miscellaneous	58,681
Total liabilities	15,740,386
Net assets	$168,299,839
Net assets consist of:
Paid in capital	$171,700,122
Distributions in excess of net investment income	(130,502)
Accumulated net realized loss on investments	(827,613)
Net unrealized depreciation on investments	(2,442,168)
Net assets	$168,299,839
A-Class:
Net assets	$74,327,724
Capital shares outstanding	2,840,778
Net asset value per share	$26.16
Maximum offering price per share
(Net asset value divided by 95.25%)	$27.46
C-Class:
Net assets	$15,654,426
Capital shares outstanding	598,369
Net asset value per share	$26.16
Institutional Class:
Net assets	$78,317,689
Capital shares outstanding	2,990,453
Net asset value per share	$26.19

STATEMENT OF OPERATIONS

Year Ended September 30, 2013

Investment Income:
Interest	$9,011,903
Dividends	161,422
Total investment income	9,173,325

Expenses:
Management fees	842,612
Transfer agent/maintenance fees:
A-Class	150,187
C-Class	24,173
Institutional Class	3,720
Distribution and service fees:
A-Class	232,059
C-Class	127,630
Fund accounting/administration fees	160,094
Interest expense	210,711
Custodian fees	32,499
Directors’ fees*	15,077
Miscellaneous	206,505
Total expenses	2,005,267
Less:
Expenses waived/reimbursed by Advisor	(391,761)
Expenses waived by Transfer Agent
A-Class	(58,500)
C-Class	(8,106)
Institutional Class	(3,691)
Expenses waived by Distributor
A-Class	(281)
Total expenses waived	(462,339)
Net expenses	1,542,928
Net investment income	7,630,397

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(827,535)
Net realized loss	(827,535)
Net change in unrealized appreciation
(depreciation) on:
Investments	(4,768,527)
Swap agreements	268,611
Net change in unrealized appreciation
(depreciation)	(4,499,916)
Net realized and unrealized loss	(5,327,451)
Net increase in net assets resulting
from operations	$2,302,946

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

TOTAL RETURN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2013	2012 [a]

Increase (Decrease) In Net Assets From Operations:
Net investment income	$7,630,397	$1,483,594
Net realized gain (loss) on investments	(827,535)	163,371
Net change in unrealized appreciation (depreciation) on investments	(4,499,916)	2,057,748
Net increase in net assets resulting from operations	2,302,946	3,704,713

Distributions to shareholders from:
Net investment income
A-Class	(4,198,859)	(279,809)
C-Class	(480,541)	(52,740)
Institutional Class	(3,074,263)	(1,088,551)
Net realized gains
A-Class	(123,764)	—
C-Class	(14,771)	—
Institutional Class	(95,407)	—
Total distributions to shareholders	(7,987,605)	(1,421,100)

Capital share transactions:
Proceeds from sale of shares
A-Class	137,427,154	30,335,331
C-Class	16,018,870	7,733,542
Institutional Class	85,915,365	43,072,766
Distributions reinvested
A-Class	3,973,854	240,618
C-Class	466,640	52,073
Institutional Class	2,862,381	857,098
Cost of shares redeemed
A-Class	(93,839,214)	(424,585)
C-Class	(6,970,535)	(1,289,963)
Institutional Class	(53,732,302)	(998,208)
Net increase from capital share transactions	92,122,213	79,578,672
Net increase in net assets	86,437,554	81,862,285

Net assets:
Beginning of year	81,862,285	—
End of year	$168,299,839	$81,862,285
(Distributions in excess of)/Undistributed net investment income at end of year	$(130,502)	$63,258

Capital share activity:
Shares sold
A-Class	5,090,896	1,164,807
C-Class	592,730	296,797
Institutional Class	3,206,663	1,684,899
Shares issued from reinvestment of distributions
A-Class	148,154	9,196
C-Class	17,425	1,991
Institutional Class	106,608	33,200
Shares redeemed
A-Class	(3,555,975)	(16,300)
C-Class	(261,112)	(49,462)
Institutional Class	(2,002,250)	(38,667)
Net increase in shares	3,343,139	3,086,461

a Since commencement of operations: November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
A-Class	2013	2012[a]
Per Share Data
Net asset value, beginning of period	$26.51	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.20	1.08
Net gain (loss) on investments (realized and unrealized)	(.28)	1.35
Total from investment operations	.92	2.43
Less distributions from:
Net investment income	(1.23)	(.92)
Net realized gains	(.04)	—
Total distributions	(1.27)	(.92)
Net asset value, end of period	$26.16	$26.51

Total Return[d]	3.53%	9.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,328	$30,689
Ratios to average net assets:
Net investment income	4.47%	5.10%
Total expenses	1.27%	1.51%
Net expenses[c,e]	0.98%	0.85%
Portfolio turnover rate	94%	69%

	Year Ended	Period Ended
	September 30,	September 30,
C-Class	2013	2012[a]
Per Share Data
Net asset value, beginning of period	$26.50	$25.00
Income (loss) from investment operations:
Net investment income[b]	.99	.94
Net gain (loss) on investments (realized and unrealized)	(.27)	1.32
Total from investment operations	.72	2.26
Less distributions from:
Net investment income	(1.02)	(.76)
Net realized gains	(.04)	—
Total distributions	(1.06)	(.76)
Net asset value, end of period	$26.16	$26.50

Total Return[d]	2.77%	9.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,654	$6,607
Ratios to average net assets:
Net investment income	3.70%	4.38%
Total expenses	2.07%	2.26%
Net expenses[c,e]	1.77%	1.63%
Portfolio turnover rate	94%	69%

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2013	2012[a]
Per Share Data
Net asset value, beginning of period	$26.54	$25.00
Income (loss) from investment operations:
Net investment income[b]	1.28	1.06
Net gain (loss) on investments (realized and unrealized)	(.27)	1.44
Total from investment operations	1.01	2.50
Less distributions from:
Net investment income	(1.32)	(.96)
Net realized gains	(.04)	—
Total distributions	(1.36)	(.96)
Net asset value, end of period	$26.19	$26.54

Total Return[d]	3.88%	10.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,318	$44,566
Ratios to average net assets:
Net investment income	4.78%	4.91%
Total expenses	0.89%	0.99%
Net expenses[c,e]	0.64%	0.52%
Portfolio turnover rate	94%	69%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers, and includes interest expense if any.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Excluding interest expense, the operating expense ratios for the periods presented would be:

	09/30/13	09/30/12
A-Class	0.86%	0.82%
C-Class	1.64%	1.59%
Institutional Class	0.52%	0.50%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

MANAGER’S COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders

Guggenheim Investment Grade Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2013. On January 28, 2013, the Fund changed its name and principal investment strategy. As a result of the change in investment strategy, the Fund changed its benchmark to the Barclays U.S. Aggregate Index.

For the one-year period ended September 30, 2013, the Guggenheim Investment Grade Bond Fund returned 3.21%1, compared with the -1.68% return of its benchmark, the Barclays U.S. Aggregate Index. The return of the Intermediate Government/Credit Bond® Index, the former benchmark, was -0.5%.

The investment objective of the Fund is to seek to provide current income. In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade U.S. fixed-income securities. The Fund has the ability to adjust portfolio duration synthetically using interest rate hedges. As interest rates saw steep increases in the second and third quarter of 2013, the Fund, which was underweight interest rate duration relative to the benchmark, added to duration through purchases of fixed rate securities in addition to executing two receive fixed swaps targeting the five and thirty year portion of the Treasury curve. We expect the Fund will maintain a duration in line with its benchmark over the next several months as we believe interest rates have the potential for further declines by as much as 25 to 50 basis points.

The Fund’s performance for the fiscal year was largely driven by credit spread assets, notably corporate bonds, asset-backed securities (ABS) and bank loans. The Fund saw strong performance through the fourth quarter of 2012 and first quarter of 2013 as ample global monetary accommodation provided by central banks across the globe, combined with improved U.S. economic data, created a positive environment for credit spread fixed income assets. Corporate bonds and ABS were the largest contributors to the Fund’s performance for the first half of the fiscal year. However, speculation on the future of quantitative easing (QE) dominated financial headlines for most of the third quarter in 2013 which saw increasing interest-rate volatility and investors shedding fixed rate assets to replace with shorter duration assets such as CLOs and bank loans. Floating rate non-Agency RMBS was also hit with spread widening as investors believed housing fundamentals may slow. Fixed income risk assets experienced negative mark-to-market performance across most sectors for the second quarter of 2013 and mixed performance in the third quarter as interest rates retraced to levels seen at the beginning of the quarter. The yield on the 10-year Treasury note hit a two-year high of 3.0%, almost 140 basis points above the lows seen in May, before eventually ending the third quarter at 2.61% following the Federal Reserve’s (the“Fed”) September 18 announcement that it would not begin tapering asset purchases. The decision not to taper came amid a cautionary outlook for the U.S. economy, based on high unemployment, rising mortgage rates and restrictive fiscal policy caused from the sequester.

Detractors to performance included fixed-rate assets with longer durations that experienced mark-to-market losses as interest rates increased in mid 2013. Mezzanine tranches of structured products also showed some credit spread widening as interest rate increases combined with market weakness pushed prices lower.

Investment grade corporate bonds were hard hit during the second quarter of 2013 owing to increased interest rate volatility. For the fiscal year, the Barclays U.S. Corporate Investment Grade Index fell by 1.58%. During the fiscal year, although the credit spread on investment grade corporate bonds tightened by 14 basis points, yields widened to end September at 3.30%. Despite this period of underperformance, investment grade corporate bonds have remained well bid by investors, and we would expect that low dealer inventory and heavy demand will be supportive of continued spread compression through the next few quarters.

Increased opportunistic loan issuance in September has brought net new loan supply to $126 billion for the calendar year, exceeding the aggregate $113 billion of demand from CLO origination and mutual fund flows. If supply continues to exceed demand throughout the rest of 2013, this would represent a significant reversal of the trend observed over the

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (concluded)

past six months. A slowdown in CLO issuance would place greater importance on retail capital in the loan market. This dynamic would make the loan market more susceptible to increased volatility given the ease with which retail investor sentiment can change. In addition, we believe that if interest rates decline, investors may stop allocating capital into loan funds. This would likely lead to wider spreads to entice and attract the new marginal buyers. Based on the views highlighted above, we believe that high yield bonds will outperform bank loans in the fourth quarter.

The ABS market showed modestly positive performance for the fiscal year as interest rate volatility led to increased demand for floating rate securities. This maintained a positive technical bid for floating rate ABS and CLOs. The BAML ABS AA-BBB Securities Master Index gained 2.7% for the one year period, with the Index spread tightening 52 basis points to 157 basis points. Despite the negative effects of increased interest rate volatility and the subsequent impact of housing data, the non-Agency RMBS market has also maintained positive performance for the fiscal year. Year-over-year, the S&P/Case-Shiller 20-City Composite Home Price Index is up 12.4%, with all 20 constituent cities posting gains. As much of the reported housing data is lagged, investors will be looking towards leading indicators such as housing starts as a gauge of further improvement in the sector.

The CLO market continued its strong pace set in 2012, with $60 billion issued in just the first nine months of the year. This year’s total issuance already exceeds full year 2012 issuance although issuance began to slow throughout the quarter as new regulations widened CLO liabilities, making CLO economics more difficult. A robust CLO market is important for loans, as CLOs have historically represented a more sustainable, long-term source of demand. While positive fundamen-tals should help sustain the credit cycle in the near term, there are several notable trends that investors should continue monitoring. Particularly, the growing prominence of retail investors in the bank loan market can contribute to volatility, as we have witnessed in the high yield sector. Year-to-date inflows of $52 billion into loan funds have increased the retail market’s share of bank loans to 24%. As new CLO issuance slows, we anticipate that retail’s influence on the bank loan market could increase. This technical dynamic has shaped our more cautious outlook on expected bank loan performance as we enter the fourth quarter. As such, we are also cautious of CLO spreads over the next few quarters.

The decline in Treasury yields in the back half of the month of September coaxed investors back into risk and reignited the search for yield in high yield bonds and other spread assets. We expect that volatility will likely remain elevated as speculation con future of QE. By employing a disciplined, opportunistic approach in its investment strategy, the Fund was rewarded over the fiscal year. While there are no signs that the economy is losing momentum, economic data will need to show significant improvement before accommodation is removed and the cap on short term rates is lifted. The stage is set for a global expansion as Europe is in the beginning stages of a recovery, and Chinese and Japanese policy makers have remained accommodative to stimulate growth. Our expectation is that the trend of spread tightening will be maintained as credit spreads have room for further compression in an accommodative environment. We continue to search for both primary and secondary market opportunities with attractive yields and strong credit metrics.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

INVESTMENT GRADE BOND FUND

OBJECTIVE: Seeks to provide current income.

Cumulative Fund Performance*, **

Average Annual Returns*, **

Periods Ended 09/30/13

	1 Year	5 Year	10 Year
A-Class Shares	3.21%	4.74%	2.95%
A-Class Shares with sales charge†	-1.67%	3.71%	2.46%
B-Class Shares	2.42%	3.95%	2.33%
B-Class Shares with CDSC‡	-2.55%	3.60%	2.33%
C-Class Shares	2.42%	3.99%	2.19%
C-Class Shares with CDSC§	1.43%	3.99%	2.19%
Barclays U.S. Intermediate
Government/Credit Bond Index	-0.50%	4.95%	4.10%
Barclays U.S. Aggregate Bond Index	-1.68%	5.41%	4.59%

Since Inception
(01/29/13)
Institutional Class Shares	1.35%
Barclays U.S. Aggregate
Bond Index	1.75%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 15, 1985
B-Class	October 19, 1993
C-Class	May 1, 2000
Institutional Class	January 29, 2013

*	Effective January 28, 2013, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the Barclay’s U.S. Aggregate Bond Index. The Fund’s performance was previously compared to the Barclay’s U.S. Intermediate Government/Credit Bond Index.
**	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index and Barclays U.S. Intermediate Government/Credit Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)

Ten Largest Holdings (% of Total Net Assets)
Willis Engine Securitization Trust II 2012-A	2.5%
Northwoods Capital VIII Ltd. — 2007-8A	1.7%
Emporia Preferred Funding	1.7%
Argent Securities Incorporated Asset-Backed
Pass-Through Certificates Series 2005-W3	1.7%
Prudential Financial, Inc.	1.6%
Garanti Diversified Payment Rights Finance Co. 2007-A	1.5%
Infinity Property & Casualty Corp.	1.5%
T2 Income Fund CLO Ltd. 2007-1A	1.4%
Gleneagles CLO Ltd. 2005-1A	1.4%
West Coast Funding Ltd. 2006-1A	1.3%
Top Ten Total	16.3%

Portfolio Composition by Quality Rating*

Rating

Fixed Income Instruments
AAA	9.8%
AA	10.2%
A	22.8%
BBB	34.2%
BB	3.2%
B	10.8%
CCC	2.7%
D	1.2%
NR	1.2%
Other Instruments
Preferred Stocks	3.4%
Short Term Investments	0.5%
Common Stocks	0.0%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	September 30, 2013
INVESTMENT GRADE BOND FUND

	Shares	Value

COMMON STOCKS† - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Harry & David Holdings, Inc.*	7	$847

MATERIALS - 0.0%
Constar International Holdings LLC*,†††,1	68	—
Total Common Stocks
(Cost $570)		847

PREFERRED STOCKS† - 3.5%
Aspen Insurance Holdings Ltd.
5.95%[2,3]	40,000	949,200
Woodbourne Capital Trust I
0.03%,††,2,3,4	950,000	518,436
Woodbourne Capital Trust IV
0.03%,††,2,3,4	950,000	518,437
Woodbourne Capital Trust III
0.03%,††,2,3,4	950,000	518,437
Woodbourne Capital Trust II
0.03%,††,2,3,4	950,000	518,436
Wells Fargo & Co.
5.85%[2,3]	15,000	358,050
Morgan Stanley
7.13%[2,3]	10,000	252,000
Constar International Holdings LLC*,†††,1	7	—
Total Preferred Stocks
(Cost $5,443,354)		3,632,996

SHORT TERM INVESTMENTS† - 0.5%
Dreyfus Treasury Prime Cash
Management Fund	552,432	552,432
Total Short Term Investments
(Cost $552,432)		552,432

	Face
	Amount
ASSET BACKED SECURITIES†† - 42.4%
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[4]	$2,644,250	2,633,710
Northwoods Capital VIII Ltd.
2007-8A, 2.26% due 07/28/22[2,4]	1,950,000	1,819,529
Emporia Preferred Funding
1.21% due 10/18/18	2,000,000	1,813,696
Argent Securities Incorporated
Asset-Backed Pass-Through
Certificates Series 2005-W3
0.52% due 11/25/35[2]	1,911,907	1,750,068
T2 Income Fund CLO Ltd.
2007-1A, 1.77% due 07/15/19[2,4]	1,600,000	1,505,512
2007-1X, 1.77% due 07/15/19[2]	250,000	235,236
Garanti Diversified Payment
Rights Finance Co.
2007-A, 0.46% due 07/09/17	1,664,000	1,556,684
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[4]	1,250,000	1,249,247
2013-1, 6.35% due 10/15/38[4]	250,000	249,791
Gleneagles CLO Ltd.
2005-1A, 0.82% due 11/01/17[2,4]	1,500,000	1,422,992
West Coast Funding Ltd.
2006-1A, 0.40% due 11/02/41[2,4]	1,479,888	1,411,437
Grayson CLO Ltd.
2006-1A, 0.68% due 11/01/21[2,4]	1,400,000	1,252,867
Knightsbridge CLO
2007-1A, 3.02% due 01/11/22[2,4]	1,250,000	1,250,000
Battalion CLO II Ltd.
2012-2A, 4.27% due 11/15/19[2,4]	1,250,000	1,224,255
Telos CLO Ltd.
2013-3A, 3.27% due 01/17/24[2,4]	1,250,000	1,217,761
CKE Restaurant Holdings, Inc.
2013-1A, 4.47% due 03/20/43[4]	1,141,375	1,137,893
Newstar Trust
2012-2A, 3.52% due 01/20/23[2,4]	750,000	755,470
2013-1A, 4.95% due 09/20/23[2,4]	350,000	354,772
Newcastle Cdo Viii 1 Ltd.
2006-8A, 0.46% due 11/25/52[2,4]	1,218,059	1,109,163
Telos Clo 2007-2 Ltd.
2007-2A, 2.47% due 04/15/22[2,4]	1,100,000	1,004,690
RAIT CRE CDO I Ltd.
0.51% due 11/20/46[2]	1,217,522	1,001,436
Great Lakes CLO 2012-1 Ltd.
2012-1A, 4.37% due 01/15/23[2,4]	1,000,000	991,821
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.54% due 08/15/56[2,4]	1,249,759	980,032
Alm Loan Funding
2013-7RA, 2.86% due 04/24/24[2,4]	1,000,000	958,333
KKR Financial CLO 2007-1 Corp.
2007-1A, 2.51% due 05/15/21[2,4]	1,000,000	951,994
Rockwall CDO II Ltd.
2007-1A, 0.82% due 08/01/24[2,4]	1,100,000	937,612
N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[1]	997,960	906,957
MCF CLO LLC
3.82% due 04/20/23	900,000	898,298
Drug Royalty II Limited Partnership 1
2012-1, 4.27% due 01/15/25[2,4]	873,701	888,387
Citigroup Commercial Mortgage
Trust 2013-375P
3.63% due 05/10/35	1,000,000	872,002
CGRBS_13-VNO5
3.70% due 03/15/35	1,000,000	871,156
ICE EM CLO
2007-1A, 1.00% due 08/15/22[2,4]	850,000	793,709
Black Diamond CLO 2012-1 Ltd.
2013-1A, 3.52% due 02/01/23[2,4]	550,000	546,650
Fraser Sullivan CLO VI Ltd.
2011-6A, 4.76% due 11/22/22[2,4]	500,000	500,204

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
INVESTMENT GRADE BOND FUND

	Face
	Amount	Value

Structured Asset Securities
Corporation Mortgage Loan Trust
2006-OPT1, 0.44% due 04/25/36[2]	$600,000	$498,472
Acis CLO 2013-1 Ltd.
2013-1A, 3.22% due 04/18/24[2,4]	500,000	478,084
Golub Capital Partners Fundings Ltd.
2007-1A, 1.00% due 03/15/22[2,4]	500,000	470,228
Latitude CLO II Corp.
2006-2A, 1.05% due 12/15/18[2,4]	500,000	462,744
Cerberus Offshore Levered I, LP
2012-1A, 4.93% due 11/30/18[2,4]	450,000	449,987
Continental Airlines 2012-2 Class B
Pass Through Trust
5.50% due 10/29/20	400,000	399,500
Eastland CLO Ltd.
2007-1A, 0.67% due 05/01/22[2,4]	450,000	395,563
N-Star REL CDO VIII Ltd.
2006-8A, 0.54% due 02/01/41†††,2,4	500,000	382,749
Westwood CDO I Ltd.
2007-1A, 0.92% due 03/25/21[2,4]	400,000	358,000
Northwoods Capital VII Ltd.
2006-7A, 1.82% due 10/22/21[2,4]	350,000	321,261
Newcastle CDO Ltd.
2007-9A, 0.43% due 05/25/52	324,145	314,697
Salus CLO Ltd.
2013-1AN, 4.00% due 03/05/21[2,4]	300,000	300,107
GreenPoint Mortgage Funding Trust
2005-HE4, 0.88% due 07/25/30[2]	300,000	262,530
Ivy Hill Middle Market Credit Fund Ltd.
2011-3A, 6.27% due 01/15/22[2,4]	250,000	251,111
Garrison Funding Ltd.
2013-2A, 3.65% due 09/25/23[2,4]	250,000	249,087
ACIS CLO Ltd.
2013-2A, 0.00% due 10/14/22[2,4]	250,000	245,530
Carlyle Global Market Strategies
CLO 2012-3 Ltd.
2012-3A, 0.00% due 10/14/24[4,8]	250,000	242,924
STORE Master Funding LLC
2013-2A, 4.37% due 07/20/43[4]	99,759	100,608
2013-1A, 4.16% due 03/20/43[4]	99,238	98,055
GSAA Home Equity Trust
2007-7, 0.45% due 07/25/37[2]	235,808	196,404
Credit-Based Asset Servicing and
Securitization LLC
2005-CB5, 0.44% due 08/25/35[2]	192,899	191,292
New Century Home Equity
Loan Trust
2005-1, 0.66% due 03/25/35[2]	197,920	168,348
Fannie Mae[5]
2013-54, 3.00% due 06/25/33	146,970	136,854
Continental Airlines 2012-1 Class B
Pass Through Trust
6.25% due 04/11/20	125,000	128,750
Avis Budget Rental Car
Funding AESOP LLC
2013-2A, 4.00% due 05/21/18[4]	100,000	100,033
Aircraft Certificate Owner Trust 2003
2003-1A, 6.46% due 09/20/22[1,4]	66,980	67,476
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.46% due 03/25/38[2,4]	63,882	61,190
First Franklin Mortgage Loan Trust
2006-FF1, 0.52% due 01/25/36[2]	50,000	42,194
Total Asset Backed Securities
(Cost $44,029,361)		44,427,142

CORPORATE BONDS†† - 35.7%
Financials - 17.6%
Prudential Financial, Inc.
5.63% due 06/15/43[2,9]	1,750,000	1,648,290
Infinity Property & Casualty Corp.
5.00% due 09/19/22	1,600,000	1,571,970
JPMorgan Chase & Co.
5.15% due 12/31/49[2,3]	1,500,000	1,312,499
Kaupthing Bank HF
3.49% due 01/15/10[4,6]	5,000,000	1,287,500
Macquarie Group Ltd.
6.25% due 01/14/21[4]	800,000	868,872
7.63% due 08/13/19[4]	300,000	353,514
Susquehanna Bancshares, Inc.
5.38% due 08/15/22	1,200,000	1,179,010
EPR Properties
5.25% due 07/15/23	1,000,000	970,862
5.75% due 08/15/22	100,000	100,896
Amtrust Financial Services, Inc.
6.13% due 08/15/23[4]	1,000,000	1,000,000
General Electric Capital Corp.
5.25% due 06/29/49[2,3]	750,000	695,250
7.13% due 12/15/49[2,3]	250,000	271,875
Hospitality Properties Trust
4.50% due 06/15/23	900,000	864,522
5.00% due 08/15/22	100,000	99,872
PNC Financial Services Group, Inc.
4.85% due 05/29/49[2,3]	1,100,000	946,000
Lancashire Holdings Ltd.
5.70% due 10/01/22[4]	900,000	817,435
Fifth Third Bancorp
5.10% due 12/31/49[2,3]	920,000	800,400
Nuveen Investments, Inc.
9.13% due 10/15/17[4]	760,000	746,700
Icahn Enterprises Limited Partnership/
Icahn Enterprises Finance Corp.
6.00% due 08/01/20[4]	700,000	700,000
StanCorp Financial Group, Inc.
5.00% due 08/15/22	600,000	599,231
Credit Suisse AG
6.50% due 08/08/23[4]	500,000	506,250
National Rural Utilities
Cooperative Finance Corp.
4.75% due 04/30/43[2]	500,000	462,500
Bank of New York Mellon Corp.
4.50% due 12/31/49[2,3]	440,000	380,600

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
INVESTMENT GRADE BOND FUND

	Face
	Amount	Value

Residential Capital LLC
8.50% due 06/01/12[6]	$350,000	$112,000
Emigrant Bancorp, Inc.
6.25% due 06/15/14[4]	100,000	99,625
TIG Holdings, Inc.
8.60% due 01/15/27[4]	34,000	30,855
Total Financials		18,426,528

Consumer Discretionary - 6.0%
Sabre, Inc.
8.50% due 05/15/19[4]	1,150,000	1,243,438
American Airlines 2013-2 Class A
Pass Through Trust
4.95% due 01/15/23[4]	1,000,000	1,004,999
Hawaiian Airlines 2013-1 Class A
Pass Through Certificates
3.90% due 01/15/26	800,000	732,000
WMG Acquisition Corp.
11.50% due 10/01/18	555,000	639,638
Northern Group Housing LLC
6.80% due 08/15/53[4]	600,000	614,988
International Game Technology
5.35% due 10/15/23	550,000	561,866
QVC, Inc.
4.38% due 03/15/23	500,000	464,993
AmeriGas Finance LLC/
AmeriGas Finance Corp.
7.00% due 05/20/22	350,000	364,000
GRD Holdings III Corp.
10.75% due 06/01/19[4]	250,000	265,000
Stanadyne Corp.
10.00% due 08/15/14	240,000	229,200
Caesars Entertainment Operating
Company, Inc.
9.00% due 02/15/20	135,000	126,563
Total Consumer Discretionary		6,246,685

Materials - 5.0%
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[4]	1,200,000	994,948
4.45% due 11/15/21[4]	500,000	429,920
Freeport-McMoRan Copper & Gold, Inc.
3.88% due 03/15/23[4]	1,300,000	1,198,539
AngloGold Ashanti Holdings plc
5.13% due 08/01/22[9]	1,250,000	1,053,707
APERAM
7.75% due 04/01/18[4]	575,000	566,375
Barrick Gold Corp.
4.10% due 05/01/23	625,000	550,374
IAMGOLD Corp.
6.75% due 10/01/20[4]	465,000	405,713
Mosaic Global Holdings, Inc.
7.38% due 08/01/18	18,000	21,221
Constar International, Inc.
11.00% due 12/31/17†††,6	5,747	—
Total Materials		5,220,797

Energy - 4.6%
Eagle Rock Energy Partners Limited
Partnership/Eagle Rock
Energy Finance Corp.
8.38% due 06/01/19	1,250,000	1,250,000
Legacy Reserves Limited Partnership/
Legacy Reserves Finance Corp.
8.00% due 12/01/20[4]	1,200,000	1,212,000
Midstates Petroleum Company
Incorporated/Midstates
Petroleum Co LLC
10.75% due 10/01/20[4]	600,000	630,000
BreitBurn Energy Partners Limited
Partnership/BreitBurn Finance Corp.
7.88% due 04/15/22	600,000	598,500
Penn Virginia Resource Partners
Limited Partnership/Penn Virginia
Resource Finance Corp.
8.25% due 04/15/18	300,000	311,250
SESI LLC
7.13% due 12/15/21	250,000	273,125
Hiland Partners Limited Partnership/
Hiland Partners Finance Corp.
7.25% due 10/01/20[4]	250,000	260,625
Crestwood Midstream Partners
Limited Partnership/Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	150,000	157,500
Penn Virginia Resource Partners
Limited Partnership/Penn Virginia
Resource Finance Corporation II
8.38% due 06/01/20	150,000	156,000
Williams Companies, Inc.
8.75% due 03/15/32	12,000	14,623
Total Energy		4,863,623

Industrials - 1.2%
Chicago Bridge & Iron Co.
5.15% due 12/27/22[1]	750,000	716,286
SBM Baleia Azul Sarl
5.50% due 09/15/27[1]	483,350	411,815
ADT Corp.
6.25% due 10/15/21[4]	150,000	152,250
Total Industrials		1,280,351

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2013
INVESTMENT GRADE Bond Fund

	Face
	Amount	Value

Telecommunication Services - 0.8%
Avaya, Inc.
7.00% due 04/01/19[4]	$650,000	$607,750
Zayo Group LLC/Zayo Capital, Inc.
10.13% due 07/01/20	170,000	195,075
Nortel Networks Ltd.
6.88% due 09/01/23[6]	31,000	17,360
Total Telecommunication Services		820,185

Information Technology - 0.5%
First Data Corp.
8.75% due 01/15/22[4]	250,000	260,625
VeriSign, Inc.
4.63% due 05/01/23[4]	200,000	188,000
Broadridge Financial Solutions, Inc.
3.95% due 09/01/20	100,000	100,977
Total Information Technology		549,602
Total Corporate Bonds
(Cost $43,166,438 )		37,407,771

COLLATERALIZED MORTGAGE OBLIGATION†† - 7.3%
COMM 2006-FL12 Mortgage Trust
2006-FL12, 0.47% due 12/15/20[2,4]	489,217	474,427
2006-FL12, 0.31% due 12/15/20[2,4]	387,067	382,664
2006-FL12, 0.41% due 12/15/20[2,4]	326,107	318,182
2006-FL12, 0.52% due 12/15/20[2,4]	163,072	158,306
Alternative Loan Trust
2003-18CB, 5.25% due 09/25/33	1,212,035	1,240,973
VNO 2012-6AVE Mortgage Trust
2012-6AVE, 3.45% due 11/15/30[2,4]	1,250,000	1,054,227
MASTR Adjustable Rate Mortgages Trust
2003-5, 2.09% due 11/25/33[2]	1,066,117	1,033,551
Boca Hotel Portfolio Trust
2013-BOCA, 3.23% due 08/15/26[2,4]	1,000,000	1,000,000
BBCMS Trust 2013-TYSN
3.71% due 09/05/32[4]	900,000	808,623
Sequoia Mortgage Trust
2013-7, 2.50% due 06/25/43[2]	640,043	572,290
SRERS Funding Ltd.
2011-RS, 0.43% due 05/09/46[2,4]	390,166	339,195
Credit Suisse Mortgage
Capital Certificates
2006-TF2A, 0.58% due 10/15/21[2,4]	200,000	193,656
JP Morgan Mortgage Trust
2006-A3, 2.86% due 04/25/36[2]	39,553	33,160
Total Collateralized Mortgage Obligation
(Cost $7,766,517)		7,609,254

U.S. TREASURY BILLS† - 6.7%
U.S. Treasury Bills[7]
due 10/03/13	7,000,000	6,999,993
Total U.S. Treasury Bills
(Cost $6,999,998)		6,999,993

SENIOR FLOATING RATE INTERESTS†† - 3.4%
Consumer Discretionary - 1.1%
Landry’s, Inc.
4.75% due 04/24/18	792,947	797,902
Ollies Bargain Outlet
5.25% due 09/28/19	397,001	397,001
Total Consumer Discretionary		1,194,903

Telecommunication Services - 0.9%
Cablevision Systems
2.68% due 04/17/20	472,625	466,783
Asurion Corp.
4.50% due 05/24/19	471,438	466,648
Total Telecommunication Services		933,431

Information Technology - 0.7%
Travelport Holdings Ltd.
6.25% due 06/26/19	498,750	504,052
Magic Newco, LLC
5.00% due 05/30/18	249,375	249,063
Total Information Technology		753,115

Industrials - 0.6%
AABS Ltd.
4.87% due 01/12/38	481,771	484,180
Emerald Expositions
5.50% due 06/12/20	99,750	100,187
Total Industrials		584,367

Financials - 0.1%
American Stock Transfer & Trust
5.75% due 06/26/20	99,750	99,875
Total Senior Floating Rate Interests
(Cost $3,549,842)		3,565,691

MORTGAGE BACKED SECURITIES†† - 2.3%
Fannie Mae[5]
2013-28, 3.00% due 04/25/43	930,988	792,222
2013-34, 3.00% due 04/25/43	443,539	384,928
2013-17, 2.50% due 03/25/43	364,563	323,930
1990-108, 7.00% due 09/25/20	9,625	10,746
Freddie Mac[5]
2013-4184, 3.00% due 03/15/43	528,066	451,663
2013-4180, 3.00% due 03/15/43	419,661	357,795
2013-4224, 3.00% due 07/15/43	100,112	85,185
Ginnie Mae
#518436, 7.25% due 09/15/29	9,787	11,494
#1849, 8.50% due 08/20/24	1,491	1,734
Total Mortgage Backed Securities
(Cost $2,731,508)		2,419,697

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2013
INVESTMENT GRADE BOND FUND

	Face
	Amount	Value

MUNICIPAL BONDS†† - 1.2%
New York - 1.0%
New York City Water & Sewer System
Revenue Bonds
0.36% due 06/15/33[2]	$1,000,000	$1,000,000

Michigan - 0.2%
City of Detroit Michigan Water Supply
System Revenue Revenue Bonds
5.00% due 07/01/23	250,000	250,615
Total Municipal Bonds
(Cost $1,249,003)		1,250,615
Total Investments - 103.0%
(Cost $115,489,023)		$107,866,438
Other Assets & Liabilities, net - (3.0)%		(3,120,634)
Total Net Assets - 100.0%		$104,745,804

interest Rate swap agreements††

							Unrealized
	Pay	Floating	Fixed	Maturity	Notional	Market	Appreciation/
Counterparty	Floating Rate	Rate Index	Rate	Date	Amount	Value	(Depreciation)
Merrill Lynch	Pay	3-Month USD-LIBOR	1.70%	08/29/18	$5,950,000	$61,936	$61,936
Merrill Lynch	Pay	3-Month USD-LIBOR	3.68%	08/29/43	1,450,000	9,654	9,654
Merrill Lynch	Pay	3-Month USD-LIBOR	1.97%	09/09/18	5,850,000	131,587	131,587
Merrill Lynch	Pay	3-Month USD-LIBOR	3.89%	09/09/43	1,850,000	83,026	83,026
Merrill Lynch	Pay	3-Month USD-LIBOR	1.59%	09/26/18	9,300,000	24,975	24,975
Merrill Lynch	Pay	3-Month USD-LIBOR	3.65%	09/26/43	450,000	(908)	(908)
							$310,270

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2013.
[3]	Perpetual maturity.
[4]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $55,431,515 (cost $60,764,408), or 52.9% of total net assets.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[6]	Security is in default of interest and/or principal obligations.
[7]	Zero coupon rate security.
[8]	Residual interest.
[9]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 9. plc — Public Limited Company

REIT — Real Estate Investment Trust

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2013

Assets:
Investments, at value
(cost $115,489,023)	$107,866,438
Segregated cash with broker	569,914
Unrealized appreciation on swap agreements	311,178
Cash	59,113
Prepaid expenses	33,188
Due from broker	5,982
Receivables:
Interest	892,407
Securities sold	836,095
Fund shares sold	51,065
Investment advisor	26,758
Dividends	14,876
Total assets	110,667,014
Liabilities:
Reverse Repurchase Agreements	2,500,997
Unrealized depreciation on swap agreements	908
Payable for:
Securities purchased	3,162,999
Fund shares redeemed	71,679
Management fees	42,800
Distribution and service fees	34,255
Transfer agent/maintenance fees	14,424
Distributions to shareholders	11,202
Fund accounting/administration fees	8,132
Directors’ fees*	1,959
Miscellaneous	71,855
Total liabilities	5,921,210
Net Assets	$104,745,804
Net assets consist of:
Paid in capital	$140,159,881
Distributions in excess of net investment income	(425,919)
Accumulated net realized loss on investments	(27,675,843)
Net unrealized depreciation on investments	(7,312,315)
Net assets	$104,745,804
A-Class:
Net assets	$83,641,776
Capital shares outstanding	4,697,065
Net asset value per share	$17.81
Maximum offering price per share
(Net asset value divided by 95.25%)	$18.70
B-Class:
Net assets	$3,053,810
Capital shares outstanding	172,209
Net asset value per share	$17.73
C-Class:
Net assets	$17,876,216
Capital shares outstanding	1,008,223
Net asset value per share	$17.73
Institutional Class:
Net assets	$174,002
Capital shares outstanding	9,775
Net asset value per share	$17.80

STATEMENT OF OPERATIONS

Year Ended September 30, 2013

Investment Income:
Interest	$5,037,384
Dividends	131,687
Total investment income	5,169,071
Expenses:
Management fees	580,588
Transfer agent/maintenance fees:
A-Class	81,932
B-Class	33,336
C-Class	38,518
Institutional Class	164
Distribution and service fees:
A-Class	224,102
B-Class	40,814
C-Class	223,191
Fund accounting/administration fees	110,310
Printing expenses	92,404
Interest expense	31,619
Custodian fees	22,138
Directors’ fees*	11,043
Miscellaneous	155,702
Total expenses	1,645,861
Less:
Expenses waived/reimbursed by Advisor	(234,110)
Net expenses	1,411,751
Net investment income	3,757,320
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,952,858
Net realized gain	4,952,858
Net change in unrealized appreciation
(depreciation) on:
Investments	(5,297,501)
Swap agreements	310,270
Net change in unrealized appreciation
(depreciation)	(4,987,231)
Net realized and unrealized loss	(34,373)
Net increase in net assets resulting
from operations	$3,722,947

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period	Year Ended
	September 30,	January 1, 2012 to	December 31,
	2013	September 30, 2012*	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$3,757,320	$1,922,944	$3,058,705
Net realized gain on investments	4,952,858	3,240,322	4,283,027
Net change in unrealized appreciation (depreciation) on investments	(4,987,231)	594,344	1,480,670
Net increase in net assets resulting from operations	3,722,947	5,757,610	8,822,402

Distributions to shareholders from:
Net investment income
A-Class	(3,408,190)	(1,667,477)	(2,826,791)
B-Class	(119,783)	(56,394)	(163,490)
C-Class	(654,081)	(198,803)	(387,040)
Institutional Class	(2,951)	—	—
Total distributions to shareholders	(4,185,005)	(1,922,674)	(3,377,321)

Capital share transactions:
Proceeds from sale of shares
A-Class	22,376,229	26,514,619	39,286,253
B-Class	432,699	275,745	818,444
C-Class	10,703,187	4,568,614	10,055,180
Institutional Class	174,306	—	—
Distributions reinvested
A-Class	3,261,071	1,568,311	2,735,299
B-Class	119,401	55,984	159,803
C-Class	609,091	179,367	350,390
Institutional Class	2,451	—	—
Cost of shares redeemed
A-Class	(39,676,207)	(42,083,170)	(39,246,016)
B-Class	(2,665,979)	(2,325,537)	(5,993,615)
C-Class	(14,287,993)	(6,456,899)	(8,456,927)
Institutional Class	—	—	—
Net decrease from capital share transactions	(18,951,744)	(17,702,966)	(291,189)
Net (decrease)/increase in net assets	(19,413,802)	(13,868,030)	5,153,892

Net assets:
Beginning of year	124,159,606	138,027,636	132,873,744
End of year	$104,745,804	$124,159,606	$138,027,636
Distributions in excess of net investment income at end of year	$(425,919)	$(366,381)	$(851,755)

Capital share activity:
Shares sold
A-Class	1,246,284	1,505,088	2,274,433 [1]
B-Class	24,231	15,659	47,365 [1]
C-Class	595,542	259,849	585,456 [1]
Institutional Class	9,638	—	—
Shares issued from reinvestment of distributions
A-Class	181,120	88,635	159,535 [1]
B-Class	6,659	3,181	9,396 [1]
C-Class	33,953	10,189	20,540 [1]
Institutional Class	137	—	—
Shares redeemed
A-Class	(2,203,124)	(2,382,513)	(2,276,378)[1]
B-Class	(148,667)	(132,678)	(352,073)[1]
C-Class	(795,823)	(368,365)	(493,586)[1]
Institutional Class	—	—	—
Net decrease in shares	(1,050,050)	(1,000,955)	(25,312)[1]

*	The Fund changed its fiscal year end from December 31 to September 30 in 2012.

[1]	The share activity for the period January 1, 2011 through April 8, 2011 has been restated to reflect 1:4 reverse share split effective April 8, 2011.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	December 31,	December 31,	December 31,	December 31,
A-Class	2013	2012[f]	2011[d]	2010[d]	2009[d]	2008[d]
Per Share Data
Net asset value, beginning of period	$17.92	$17.41	$16.71	$16.20	$15.12	$17.96
Income (loss) from investment operations:
Net investment income[a]	.61	.27	.42	.40	.48	.80
Net gain (loss) on investments
(realized and unrealized)	(.04)	.51	.74	.59	1.12	(2.76)
Total from investment operations	.57	.78	1.16	.99	1.60	(1.96)
Less distributions from:
Net investment income	(.68)	(.27)	(.46)	(.48)	(.52)	(.88)
Total distributions	(.68)	(.27)	(.46)	(.48)	(.52)	(.88)
Net asset value, end of period	$17.81	$17.92	$17.41	$16.71	$16.20	$15.12

Total Return[e]	3.21%	4.51%	6.94%	6.11%	10.63%	(11.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,642	$98,063	$108,999	$101,971	$104,972	$48,201
Ratios to average net assets:
Net investment income	3.40%	2.04%	2.43%	2.51%	3.04%	4.80%
Total expenses	1.21%	1.15%	1.15%	1.21%	1.31%	1.23%
Net expenses[b,g]	1.04%	1.00%	1.00%	0.98%	0.95%	0.95%
Portfolio turnover rate	119%	52%	43%	39%	89%	34%

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	December 31,	December 31,	December 31,	December 31,
B-Class	2013	2012[f]	2011[d]	2010[d]	2009[d]	2008[d]
Per Share Data
Net asset value, beginning of period	$17.82	$17.32	$16.62	$16.12	$15.04	$17.88
Income (loss) from investment operations:
Net investment income[a]	.47	.16	.29	.28	.36	.68
Net gain (loss) on investments
(realized and unrealized)	(.04)	.51	.74	.54	1.12	(2.80)
Total from investment operations	.43	.67	1.03	.82	1.48	(2.12)
Less distributions from:
Net investment income	(.52)	(.17)	(.33)	(.32)	(.40)	(.72)
Total distributions	(.52)	(.17)	(.33)	(.32)	(.40)	(.72)
Net asset value, end of period	$17.73	$17.82	$17.32	$16.62	$16.12	$15.04

Total Return[e]	2.42%	3.91%	6.35%	5.08%	9.87%	(12.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,054	$5,168	$6,993	$11,619	$16,249	$6,281
Ratios to average net assets:
Net investment income	2.64%	1.29%	1.72%	1.76%	2.31%	4.04%
Total expenses	2.67%	2.12%	1.92%	1.95%	2.06%	1.98%
Net expenses[b,g]	1.79%	1.75%	1.75%	1.73%	1.70%	1.70%
Portfolio turnover rate	119%	52%	43%	39%	89%	34%

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 95

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	December 31,	December 31,	December 31,	December 31,
C-Class	2013	2012[f]	2011[d]	2010[d]	2009[d]	2008[d]
Per Share Data
Net asset value, beginning of period	$17.82	$17.31	$16.62	$16.12	$15.04	$17.84
Income (loss) from investment operations:
Net investment income[a]	.48	.17	.29	.28	.36	.68
Net gain (loss) on investments
(realized and unrealized)	(.05)	.51	.73	.54	1.12	(2.76)
Total from investment operations	.43	.68	1.02	.82	1.48	(2.08)
Less distributions from:
Net investment income	(.52)	(.17)	(.33)	(.32)	(.40)	(.72)
Total distributions	(.52)	(.17)	(.33)	(.32)	(.40)	(.72)
Net asset value, end of period	$17.73	$17.82	$17.31	$16.62	$16.12	$15.04

Total Return[e]	2.42%	3.95%	6.32%	5.05%	9.85%	(11.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,876	$20,929	$22,035	$19,284	$20,843	$3,256
Ratios to average net assets:
Net investment income	2.65%	1.29%	1.68%	1.76%	2.28%	4.05%
Total expenses	2.03%	1.92%	1.90%	1.96%	2.05%	1.98%
Net expenses[b,g]	1.79%	1.75%	1.75%	1.73%	1.70%	1.70%
Portfolio turnover rate	119%	52%	43%	39%	89%	34%

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended September 30, 2013[c]
Per Share Data
Net asset value, beginning of period	$18.00
Income (loss) from investment operations:
Net investment income[a]	.46
Net loss on investments (realized and unrealized)	(.21)
Total from investment operations	.25
Less distributions from:
Net investment income	(.45)
Total distributions	(.45)
Net asset value, end of period	$17.80

Total Return[e]	1.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$174
Ratios to average net assets:
Net investment income	3.85%
Total expenses	1.17%
Net expenses[b,g]	0.82%
Portfolio turnover rate	119%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers, and includes interest expense, if any.
[c]	Since commencement of operations: January 29, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire fiscal year of the Fund, not since commencement of operations for the Class.
[d]	Per share amounts for the years ended December 31, 2008 – December 31, 2010 and the period January 1, 2011 through April 8, 2011 have been restated to reflect 1:4 reverse share split effective April 8, 2011.
[e]	Total return does reflect the impact of any applicable sales charges and has not been annualized.

[f]	The Fund changed its fiscal year end from December 31 to September 30 in 2012.
[g]	Excluding interest expense, the operating expense ratios for the period presented would be:

09/30/13
A-Class	1.02%
B-Class	1.77%
C-Class	1.77%
Institutional Class	0.77%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS

1. Organization, and Significant Accounting Policies

Organization

Security Income Fund (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended management investment company of the series type. Each series, in effect, representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

At September 30, 2013, the Trust consisted of six separate funds (the “Funds”).

Effective January 13, 2012, the TS&W/Claymore Tax-Advantage Balance Fund (“TYW”) was reorganized with and into the Municipal Income Fund. For financial reporting purposes, TYW’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Municipal Income Fund’s financial statements and financial highlights.

The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but were subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted, except for transfers of B-Class shares between affiliated Guggenheim funds. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC.

A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

Guggenheim Investments (“GI”) provides advisory, administrative and accounting services to the Funds. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent to the Funds. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter to the Funds. GI, RFS and GDL are affiliated entities.

Guggenheim Partners Investment Management (“GPIM”), an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied primarily by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of close of business on the valuation date. Exchange Traded Funds (“ETFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

Premiums received from options written are entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option written expires, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The senior floating rate interests (loans) in which certain Funds invest are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market, or price derived from significant observable inputs and is also compared to broker quote (matrixed). If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and salability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

The value of index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the NYSE, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Interest rate swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s CME price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Senior loans in which the Funds invests generally pay interest based on rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2013.

C. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

by the issuer. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

D. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain/loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

F. Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the funds on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, and transfer agent fees are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

G. The Funds declare dividends from investment income daily. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

H. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2013, there were no earnings credits received.

I. Under the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Management fees are paid monthly to GI based on the following annual rates:

Management Fees
Fund	(as a % of net assets)
Floating Rate Strategies Fund	0.65%
High Yield Fund	0.60%
Macro Opportunities Fund	0.89%
Municipal Income Fund	0.50%
Total Return Bond Fund	0.50%
Investment Grade Bond Fund	0.50%

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, GI receives the following:

Fund Accounting/
Administrative Fees
Fund	(as a % of net assets)
Floating Rate Strategies Fund	0.095%
High Yield Fund	0.095%
Macro Opportunities Fund	0.095%
Municipal Income Fund	0.095%
Total Return Bond Fund	0.095%
Investment Grade Bond Fund	0.095%

Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS is paid the following for providing transfer agent services to the Funds. Transfer agent fees are assessed to the applicable class of each Fund. Prior to May 1, 2012, transfer agent fees were aggregated by the High Yield Fund and Investment Grade Bond Fund, and allocated based on the daily net assets of each Class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund*	$25,000
Certain out-of-pocket charges	Varies

*RFS agreed to waive the minimum for Municipal Income Fund up to January 13, 2013.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under U.S. GAAP). The limits are listed below:

	Limit	Contract End Date
Floating Rate Strategies Fund – A-Class	1.02%	02/01/14
Floating Rate Strategies Fund – C-Class	1.77%	02/01/14
Floating Rate Strategies Fund – Institutional Class	0.78%	02/01/14
High Yield Fund – A-Class	1.16%	05/01/14
High Yield Fund – B-Class	1.91%	05/01/14
High Yield Fund – C-Class	1.91%	05/01/14
High Yield Fund – Institutional Class	0.91%	05/01/14
Macro Opportunities Fund – A-Class	1.36%	02/01/14
Macro Opportunities Fund – C-Class	2.11%	02/01/14
Macro Opportunities Fund – Institutional Class	0.95%	02/01/14
Municipal Income Fund – A-Class	0.80%	05/01/14
Municipal Income Fund – C-Class	1.55%	05/01/14
Municipal Income Fund – Institutional Class	0.55%	05/01/14
Total Return Bond Fund – A-Class	0.90%	02/01/14
Total Return Bond Fund – C-Class	1.65%	02/01/14
Total Return Bond Fund – Institutional Class	0.50%	02/01/14
Investment Grade Bond Fund – A-Class	1.00%	05/01/14
Investment Grade Bond Fund – B-Class	1.75%	05/01/14
Investment Grade Bond Fund – C-Class	1.75%	05/01/14
Investment Grade Bond Fund – Institutional Class	0.75%	05/01/14

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2013, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Fees Waived	Expires In
Floating Rate Strategies Fund	$430,026	2016
	127,768	2015
	$557,794

High Yield Fund	$207,619	2016
	205,368	2015
	233,763	2014
	101,929	2013
	$748,679

Macro Opportunities Fund	$961,870	2016
	161,466	2015
	$1,123,336

Municipal Income Fund	$236,488	2016
	192,257	2015
	$428,745

Total Return Bond Fund	$462,339	2016
	154,714	2015
	$617,053

Investment Grade Bond Fund	$234,110	2016
	165,867	2015
	204,999	2014
	94,133	2013
	$699,109

For the year ended September 30, 2013, no amounts were recouped by GI.

The Funds have adopted distribution plans related to the offering of A-Class, B-Class and C-Class shares. Each such distribution plan has been adopted pursuant to Rule 12b-1 of the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of A-Class shares of each Fund and 1.00% of the average daily assets of B-Class and C-Class shares. Effective October 16, 2009, GDL became the sole distributor of the Funds. The distribution fees were paid to GDL effective October 16, 2009. Effective December 1, 2006, B-Class shares of the High Yield Fund ceased charging 12b-1 fees in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

During the year ended September 30, 2013, GDL retained sales charges of $610,431 relating to sales of A-Class shares of the Funds.

Certain officers and directors of the Trust are also officers of GI, RFS and GDL.

At September 30, 2013, GI and its subsidiaries owned over twenty percent of the outstanding shares of the following Fund.

Percent of
outstanding
Fund	shares owned
Total Return Bond Fund	23%

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at September 30, 2013:

	Level 1	Level 2	Level 2	Level 3
	Investments in	Investments	Other Financial	Investments
	Securities	in Securities	Instruments*	in Securities	Total
Assets
Floating Rate Strategies Fund	$121,074,647	$948,980,434	$—	$10,532,530	$1,080,587,611
High Yield Fund	9,163,602	92,302,884	—	3	101,466,489
Macro Opportunities Fund	80,495,771	870,106,642	3,557,830	24,277,702	978,437,945
Municipal Income Fund	1,113,881	56,645,175	—	—	57,759,056
Total Return Bond Fund	7,520,149	165,692,621	270,428	2,590,364	176,073,562
Investment Grade Bond Fund	9,112,522	98,371,167	311,178	382,749	108,177,616
Liabilities
Macro Opportunities Fund	$—	$—	$1,740,744	$—	$1,740,744
Total Return Bond Fund	—	—	1,817	—	1,817
Investment Grade Bond Fund	—	—	908	—	908

* Other financial instruments may include written options and/or swaps.

Financial assets and liabilities categorized as Level 2 consist primarily of fixed income investments. Fixed income investments generally have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that market participants are willing to pay for an asset. Ask prices represent the lowest price that market participants are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices obtained from third party pricing services, fair value may not always be a predetermined point in the bid-ask range. The Funds’ policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets the Funds’ best esti-mate of fair value.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Category and	Ending Balance	Valuation	Unobservable
Fund	Subcategory	at 09/30/13	Technique	Inputs	Input Value
	Investments, at value
Floating Rate Strategies Fund	Asset Backed Securities	$9,506,404	Third Party Vendor	Broker Quote	75.50 - 101.55
Macro Opportunities Fund	Asset Backed Securities	18,982,891	Third Party Vendor	Broker Quote	75.50 - 101.54
Total Return Bond Fund	Asset Backed Securities	1,071,697	Third Party Vendor	Broker Quote	75.50 - 76.55

GI may elect to obtain broker quotes directly from broker-dealers or passed through from a third party vendor, if third party vendor pricing is either unavailable or uncharacteristic of fair value. In the event that a broker quote is more than 60 days old, it is categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants and although independently received, GI does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (continued)

	Category and	Ending Balance	Valuation	Unobservable
Fund	Subcategory	at 09/30/13	Technique	Inputs	Input Value
Investments, at value
Floating Rate Strategies Fund	Asset Backed Securities	$1,026,126	Market Rate Approach	Initial Projected Yield	12.00% - 13.00%
				Underlying Holdings Adjustment	(4.00)% - (5.00)%
				Market Interest Rate	7.00% - 9.00%
Macro Opportunities Fund	Asset Backed Securities	5,294,811	Market Rate Approach	Initial Projected Yield	12.00% - 13.00%
				Underlying Holdings Adjustment	(4.00)% - (5.00)%
				Market Interest Rate	7.00% - 9.00%
Total Return Bond Fund	Asset Backed Securities	1,518,667	Market Rate Approach	Initial Projected Yield	12.00% - 13.00%
				Underlying Holdings Adjustment	(4.00)% - (5.00)%
				Market Interest Rate	7.00% - 9.00%

The significant unobservable inputs used in the fair value measurement of the Funds’ asset backed or debt securities are market yield levels for that type of security, underlying portfolio performance and broker quotes. The Funds use market yield for debt securities to determine if the effective yield on a debt security is comparable with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profiile, then the resulting fair value of the debt security may be lower. The Funds use underlying portfolio information for debt securities to forecast future cash flows on the asset backed security. If a debt security’s underlying portfolio shows a decrease in yield due to factors such as refinancing, then the projected cash flow on the security will be subsequently lower and the resulting fair value of the debt security may be lower.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of September 30, 2013, the Funds' had transfers in/out of level 3 based on a change in availability of market information.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2013:

LEVEL 3 – Fair value measurement using significant unobservable inputs

Total
Floating Rate Strategies Fund

Assets:
Beginning Balance	$—
Transfers into Level 3	10,532,530
Ending Balance	$10,532,530

Macro Opportunities Fund

Assets:
Beginning Balance	$—
Transfers into Level 3	24,277,702
Ending Balance	$24,277,702

Total Return Bond Fund

Assets:
Beginning Balance	$—
Transfers into Level 3	2,590,364
Ending Balance	$2,590,364

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4. Securities Transactions

For the year ended September 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Floating Rate Strategies Fund	$1,030,277,064	$230,371,299
High Yield Fund	94,520,974	88,772,050
Macro Opportunities Fund	1,235,043,833	555,639,121
Municipal Income Fund	63,347,410	79,201,757
Total Return Bond Fund	255,919,274	157,394,337
Investment Grade Bond Fund	130,532,759	155,860,885

5. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivatives instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The Funds may engage in derivatives transactions for speculative purposes to enhance total return, seek to hedge against fluctuations in securities prices, interest rates or currency rates, change the effective duration of its portfolio, manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.

The Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Hedge	Duration
Macro Opportunities Fund	x	x
Total Return Bond Fund			x
Investment Grade Bond Fund			x

Throughout the year ended September 30, 2013, the Macro Opportunities Fund used options and index swaps on a limited basis.

Macro Opportunities Fund, Total Return Bond Fund and Investment Grade Bond Fund entered into interest rate swaps during the fourth quarter as reflected on the Schedule of Investments.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodities/equity contracts	Investments, at value	Options written, at value
Interest Rate contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on
swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2013:

Asset Derivative Investments Value

	Purchased	Purchased	Options	Options
	Options	Options	Written	Written	Swaps
	Commodity	Equity	Commodity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Macro Opportunities Fund	$3,048,500	$509,330	$—	$—	$—	$3,557,830
Total Return Bond Fund	—	—	—	—	270,428	270,428
Investment Grade Bond Fund	—	—	—	—	311,178	311,178

Liability Derivative Investments Value

	Purchased	Purchased	Options	Options
	Options	Options	Written	Written	Swaps
	Commodity	Equity	Commodity	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Macro Opportunities Fund	$—	$—	$127,440	$134,540	$1,478,764	$1,740,744
Total Return Bond Fund	—	—	—	—	1,817	1,817
Investment Grade Bond Fund	—	—	—	—	908	908

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Commodity/equity/interest rate contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Equity/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds' realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2013:

Realized Gain (Loss) on Derivative Instruments Recognized in the Statements of Operations

	Purchased	Purchased	Purchased	Options	Options	Options
	Options	Options	Options	Written	Written	Written	Swaps
	Commodity	Equity	Interest Rate	Commodity	Equity	Interest Rate	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Macro Opportunities Fund	$3,624,339	$(1,123,378)	$(217,913)	$(2,053,150)	$848,660	$783,048	$867,190	$2,728,796
Total Return Bond Fund	—	—	—	—	—	—	—	—
Investment Grade Bond Fund	—	—	—	—	—	—	—	—

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

	Purchased	Purchased	Purchased	Options	Options	Options
	Options	Options	Options	Written	Written	Written	Swaps
	Commodity	Equity	Interest Rate	Commodity	Equity	Interest Rate	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Macro Opportunities Fund	$(3,318,674)	$(786,226)	$145,137	$98,394	$120,171	$54,199	$(1,478,764)	$(5,165,763)
Total Return Bond Fund	—	—	—	—	—	—	268,611	268,611
Investment Grade Bond Fund	—	—	—	—	—	—	310,270	310,270

6. Options Written

Transactions in options written during the year ended September 30, 2013 were as follows:

Written Call Options

	Macro Opportunities Fund
	Number of	Premium
	contracts	amount
Balance at September 30, 2012	1,533	$149,208
Options Written	15,223	6,541,039
Options terminated in closing purchase transactions	(15,730)	(6,399,250)
Options expired	—	—
Options exercised	(672)	(65,163)
Balance at September 30, 2013	354	$225,834

Written Put Options
	Macro Opportunities Fund
	Number of	Premium
	contracts	amount
Balance at September 30, 2012	5,340	$622,165
Options Written	9,224	2,541,758
Options terminated in closing purchase transactions	(10,775)	(2,624,275)
Options expired	(1,867)	(255,271)
Options exercised	—	—
Balance at September 30, 2013	1,922	$284,377

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. A fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds will be seen on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended September 30, 2013, was as follows:

	Tax-Exempt	Ordinary	Long-Term	Total
Fund	Income	Income	Capital Gain	Distributions
Floating Rate Strategies Fund	$—	$23,244,176	$—	$23,244,176
High Yield Fund	—	8,173,542	1,090,932	9,264,474
Macro Opportunities Fund	—	35,803,375	88,895	35,892,270
Municipal Income Fund	2,212,610	14,970	—	2,227,580
Total Return Bond Fund	—	7,987,605	—	7,987,605
Investment Grade Bond Fund	—	4,185,005	—	4,185,005

The tax character of distributions paid during the period ended September 30, 2012, was as follows:

	Tax-Exempt	Ordinary	Long-Term	Total
Fund	Income	Income	Capital Gain	Distributions
Floating Rate Strategies Fund	$—	$2,954,776	$—	$2,954,776
High Yield Fund	—	4,967,884	—	4,967,884
Macro Opportunities Fund	—	3,154,714	—	3,154,714
Municipal Income Fund	1,888,999	—	—	1,888,999
Total Return Bond Fund	—	1,421,100	—	1,421,100
Investment Grade Bond Fund	—	1,922,674	—	1,922,674

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Tax-Exempt	Ordinary	Long-Term	Total
Fund	Income	Income	Capital Gain	Distributions
High Yield Fund	$—	$11,464,583	$2,494,091	$13,958,674
Municipal Income Fund	5,851,484	8,033,942	—	13,885,426
Investment Grade Bond Fund	—	3,377,321	—	3,377,321

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at September 30, 2013, was as follows:

	Undistributed	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Tax-Exempt	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Income	Capital Gain	Other Losses*	(Depreciation)**	Earnings/(Deficit)
Floating Rate Strategies Fund	$—	$369,939	$840,257	$—	$2,153,172	$3,363,368
High Yield Fund	—	139,062	—	(809,467)	2,709,371	2,038,966
Macro Opportunities Fund	—	197,431	—	(18,061,202)	(21,990,704)	(39,854,475)
Municipal Income Fund	—	—	—	(29,006,414)	(1,228,954)	(30,235,368)
Total Return Bond Fund	—	327,059	—	(768,875)	(2,958,467)	(3,400,283)
Investment Grade Bond Fund	—	245,273	—	(27,652,468)	(8,006,882)	(35,414,077)

* The Fund had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes to the Financial Statements.

** Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies, bond discount accretion, residual interest on collateralized loan obligations and swap accruals.

For the year ended September 30, 2013, the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below:

	Capital Loss								Remaining
	Carryovers	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	Utilized	2014	2015	2016	2017	2018	Short Term	Long Term	Carryforward
Floating Rate Strategies Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—
High Yield Fund	—	—	—	—	—	—	—	—	—
Macro Opportunities Fund	(440,332)*	—	—	—	—	—	(6,187,236)	(6,358,168)	(12,545,404)
Municipal Income Fund	(1,051,731)	—	—	—	(28,700,186)	—	—	—	(28,700,186)
Total Return Bond Fund	—	—	—	—	—	—	—	—	—
Investment Grade Bond Fund	(4,608,085)	—	—	(8,194,364)	(17,929,397)	(1,528,707)	—	—	(27,652,468)

*At September 30, 2013, the Macro Opportunities Fund has utilized $440,333 of its capital losses acquired in the merger with Flexible Strategies Fund that occurred during its fiscal year. Due to limitations under Section 382 of the Internal Revenue Code, the Macro Opportunities Fund is limited to use of capital losses acquired in the merger.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to bond discount accretion, post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes, capital losses acquired from other funds as part of a merger, reclassifications of paydowns gain/(losses) and reclassification of distributions.

To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid-In Capital	Income	Gain/(Loss)
Floating Rate Strategies Fund	$—	$14,218	$(14,218)
High Yield Fund	—	(345,916)	345,916
Macro Opportunities Fund	12,985,736	96,681	(13,082,417)
Municipal Income Fund	(1)	1	—
Total Return Bond Fund	1	(70,494)	70,493
Investment Grade Bond Fund	1	368,147	(368,148)

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)
Floating Rate Strategies Fund	$1,078,605,702	$8,951,392	$(6,969,483)	$1,981,909
High Yield Fund	98,757,118	4,533,077	(1,823,706)	2,709,371
Macro Opportunities Fund	999,747,036	13,372,238	(34,681,329)	(21,309,091)
Municipal Income Fund	58,988,010	931,478	(2,160,432)	(1,228,954)
Total Return Bond Fund	178,761,601	2,715,251	(5,673,718)	(2,958,467)
Investment Grade Bond Fund	115,873,320	1,016,386	(9,023,268)	(8,006,882)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2013, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2013:

Fund	Ordinary	Capital
High Yield Fund	$—	$(809,467)
Macro Opportunities Fund	—	(5,515,798)
Municipal Income Fund	—	(306,228)
Total Return Bond Fund	—	(768,875)

8. Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2013. The funds are obliged to fund these loan commitments at the borrower’s discretion.

At September 30, 2013, the Funds had the following unfunded loan commitments:

Floating Rate Strategies Fund

Borrower	Maturity Date	Amount
Neiman Marcus Group, Inc.	03/11/14	$10,800,000
Activision Blizzard	10/18/13	8,500,000
Dole Food Company, Inc.	02/21/14	5,100,000
Nielsen Finance LLC	10/02/13	3,000,000
National Financial Partners Corp.	07/01/18	3,000,000
Travelport LLC	06/21/18	2,000,000
CPG International, Inc.	12/20/13	1,700,000
Mitchell International, Inc.	01/06/14	1,500,000
Blue Coat Systems, inc.	05/31/18	1,500,000
Digital Insight Corp.	07/30/18	1,000,000
Expert Global Solutions, inc.	04/02/17	912,500
Armor Holding II LLC	06/11/18	800,000
Kronos, Inc.	10/26/17	500,000
Getty Images, Inc.	10/03/17	500,000
Power Buyer LLC	05/06/20	353,333
		$41,165,833

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS (continued)

High Yield Fund

Borrower	Maturity Date	Amount
Nielsen Finance LLC	10/02/13	$1,350,000
Activision Blizzard	10/18/13	1,250,000
Neiman Marcus Group, Inc.	03/11/14	1,000,000
Dole Food Company, Inc.	02/21/14	575,000
CPG International, Inc.	12/20/13	250,000
Mitchell International, Inc.	01/06/14	150,000
		$4,575,000

Macro Opportunities Fund
Borrower	Maturity Date	Amount
Nielsen Finance LLC	10/02/13	$7,000,000
Activision Blizzard	10/18/13	5,000,000
Neiman Marcus Group, Inc.	03/11/14	2,500,000
Dole Food Company, Inc.	02/21/14	1,100,000
National Financial Partners Corp.	07/01/18	1,000,000
Travelport LLC	06/21/18	1,000,000
CPG International, Inc.	12/20/13	910,000
Digital Insight Corp.	07/30/18	500,000
Mitchell International, Inc.	01/06/14	400,000
Armor Holding II LLC	06/11/18	400,000
Power Buyer LLC	05/06/20	130,556
		$19,940,556
Total Return Bond Fund
Borrower	Maturity Date	Amount
Nielsen Finance LLC	10/02/13	$2,000,000

9. Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2013, the following Funds entered into reverse repurchase agreements:

	Number of
Fund	Days Outstanding	Balance at September 30, 2013	Average balance outstanding	Average interest rate
Floating Rate Strategies Fund	365	$5,527,492	$6,050,215	2.03%
Macro Opportunities Fund	365	46,437,126	60,100,149	1.41%
Total Return Bond Fund	365	7,953,473	15,451,378	1.36%
Investment Grade Bond Fund	182	2,500,997	8,955,948	0.35%

10. Line of Credit

The Trust secured a committed, $50,000,000 line of credit from Bank of America, with no set termination date. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of LIBOR and the Fed Funds rate, plus 1.25%. During the year, Total Return Bond Fund had a borrowed balance of $7,500,000 outstanding for a total of seven days. The Funds did not have any borrowings under this agreement at September 30, 2013.

In addition, on November 30, 2011, the Macro Opportunities Fund and Total Return Bond Fund (the “Funds”) entered into an unlimited credit facility agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The Funds did not have borrowings under this agreement as of and for the year ended September 30, 2013.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

11. U.S. Intermediate Bond Fund Investment Policy Change

At a meeting held on November 15, 2012, the Board of Directors of the U.S. Intermediate Bond Fund approved certain changes to the Fund’s investment program. In particular, the Board approved the following:

•  a change of the Fund’s name to Investment Grade Bond Fund;

•  changes to the Fund’s principal investment strategies, including the Fund’s non-fundamental 80% policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended; and

•  removal of the non-fundamental policy relating to borrowing.

The changes to the Fund discussed above became effective January 28, 2013.

12. Fund Merger

On January 18, 2013, the Macro Opportunities Fund acquired all of the net assets of Flexible Strategies Fund, a separate series of the Rydex Series Funds, in exchange for shares of the Macro Opportunities Fund, pursuant to an agreement and plan of reorganization approved by the Board of Trustees and approved by the shareholders of the Flexible Strategies Fund. The primary reason for the transaction was to combine a smaller fund into a larger fund with a similar investment objective. The acquisition was accomplished through a combination of a tax-free exchange of the outstanding shares of the Flexible Strategies Fund (360,213 A-Class, 185,597 H-Class, 282,801 C-Class and 94,826 Institutional Class) valued at $21,680,088 ($8,501,033 A-Class, $4,380,093 H-Class, $6,546,846 C-Class, and $2,252,116 Institutional Class) for respective shares of the Macro Opportunities Fund (470,457 A-Class*, 239,285 C-Class, and 82,164 Institutional Class). For financial reporting purposes, the net assets received and shares issued by Macro Opportunities Fund were recorded at fair value; however, the Flexible Strategies Fund’s cost of the investments were carried forward to align ongoing reporting of Macro Opportunities Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Flexible Strategies Fund’s net assets on January 18, 2013 were $21,680,088 including $414,395 of unrealized appreciation. Flexible Strategies Fund’s net assets were primarily comprised of investments with a fair value of $21,674,911. The aggregate net assets of Macro Opportunities Fund immediately before and after the acquisition were $407,464,601 and $429,144,689, respectively.

The financial statements reflect the operations of the Macro Opportunities Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Flexible Strategies Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on October 1, 2012, Macro Opportunities Fund pro-forma net investment income, net realized and unrealized loss on investments and net increase in net assets from operations for the period October 1, 2012 to September 30, 2013 would have been $34,155,336, $(30,390,985) and $3,764,351, respectively. Guggenheim Investments and its affiliates bore all of the expenses related to the reorganization.

13. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The ASU requires an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending. The new disclosure is effective for annual or interim periods beginning on or after January 1, 2013. Management is evaluating the impact of this update on its current disclosures.

*Includes 159,974 A-Class shares received in exchange for H-Class shares of Flexible Strategies Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Security Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Income Fund (comprised of Floating Rate Strategies Fund, High Yield Fund, Macro Opportunities Fund, Municipal Income Fund, Total Return Bond Fund, and Investment Grade Bond Fund) (the “Funds”) as of September 30, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Security Income Fund at September 30, 2013, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

November 27, 2013

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2013, the following funds had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k):

Fund	% Qualifying
Floating Rate Strategies Fund	87.93%
High Yield Fund	69.10%
Macro Opportunities Fund	70.82%
Total Return Bond Fund	55.30%
Investment Grade Bond Fund	59.17%

Municipal Income Fund designates $2,212,610 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

With respect to the taxable year ended September 30, 2013, the Funds hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year.

Capital Gain
Fund	Dividends
High Yield Fund	$1,090,932
Macro Opportunities Fund	88,895

In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. The proxy statement information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

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OTHER INFORMATION (Unaudited) (continued)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Board Considerations Regarding Approval of Investment Advisory Agreement

Security Income Fund (the “Company”) was organized as a Kansas corporation on April 20, 1965 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). At March 28, 2013, the Company consisted of six series, each representing a separate fund and offered to eligible investors as follows: Floating Rate Strategies Fund, High Yield Fund, Macro Opportunities Fund, Municipal Income Fund, Investment Grade Bond Fund (formerly U.S. Intermediate Bond Fund) and Total Return Bond Fund (each, a “Fund” and collectively, the “Funds”). Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”), serves as the investment manager to each of High Yield Fund, Investment Grade Bond Fund (together with High Yield Fund, the “SI-Advised Funds”) and Municipal Income Fund, pursuant to an investment management agreement between the Company and Security Investors. Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment manager to each of Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds”), pursuant to an investment management agreement between the Company and GPIM. (Unless the context indicates otherwise, GPIM, with respect to its service as investment manager for Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund, and Security Investors as to the other Funds, are each referred to herein as an “Investment Manager” and together as the “Investment Managers”.) Under the terms of the investment management agreement between the Company and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM. Under the supervision of the Company’s Board of Directors (the “Board” and the members of the Board individually, the “Directors”), the Investment Managers regularly provide (or oversee the provision of) investment research, advice and supervision, a continuous investment program and the purchase and sale of securities and other investments for each Fund’s portfolio.

On September 20, 2011, Guggenheim Capital, LLC (“Guggenheim Capital”) agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Investment Manager and certain affiliated businesses (the “Transaction”). Guggenheim Capital’s subsidiary, Guggenheim Partners, LLC (referred to herein with its affiliates and subsidiaries as “Guggenheim”), is a global, independent, privately-held, diversified financial services firm. The Transaction did not result in any material changes to the day-to-day management and operation of the Funds or any increase in fees. In anticipation of the change in corporate ownership structure of the Investment Manager in connection with the Transaction, the Board, including the Directors who are not “interested persons,” as defined by the 1940 Act, of the Company (the “Independent Directors”), met on August 16, 2011 to approve a new investment management between the Company and Security Investors, with respect to the SI-Advised Funds, for an initial term of two years, subject to shareholder approval. This approval was necessary because, under the 1940 Act, the Transaction could result in the termination of the investment management agreement with Security Investors. At a special meeting of shareholders held on December 13, 2011, the SI-Advised Funds’ shareholders approved the new investment management agreement, which became effective March 1, 2012 (the “SI Investment Management Agreement”), immediately following the close of the Transaction on February 29, 2012.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

On November 23, 2011, shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund (“TYW”), a diversified closed-end management investment company, approved a reorganization with and into a new series of the Company, the Municipal Income Fund. The TYW shareholders were asked to approve the Transaction as part of their approval of the reorganization of TYW into Municipal Income Fund and their approval of the reorganization was deemed to constitute approval of the SI Investment Management Agreement, with respect to Municipal Income Fund, and an investment sub-advisory agreement between Security Investors and GPIM ((formerly, Guggenheim Partners Asset Management, LLC (“GPAM”)) (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement became effective March 1, 2012, immediately following the close of the Transaction on February 29, 2012, for an initial term of two years.

With respect to the GPIM-Advised Funds, each of which commenced operations on November 30, 2011, the Board met in person on November 17 and 18, 2011 to consider the approval of the investment advisory agreement between the Company and GPIM (formerly, GPAM) (the “GPIM Investment Management Agreement” and together with the SI Investment Management Agreement, the “Management Agreements”). In reaching the conclusion to approve the GPIM Investment Management Agreement, the Board, including all of the Independent Directors, evaluated the factors and reached the conclusions as described under “Other Information- Board Considerations in Approving the Investment Advisory Agreement” in the Semi-Annual Report to shareholders of the GPIM-Advised Funds dated March 31, 2012. The GPIM Investment Management Agreement became effective November 28, 2011.

Although the SI Investment Management Agreement and the Sub-Advisory Agreement would not expire until March 2014 and the GPIM Investment Management Agreement would not expire until November 2013 (in each case, absent action by the Board and the Independent Directors), the Directors determined to consider the continuance of the Management Agreements and the Sub-Advisory Agreement (collectively with the Management Agreements, the “Advisory Agreements”) at the June 4, 2013 Board meeting in order to align the consideration of the Advisory Agreements with the consideration of other investment advisory agreements for registered investment companies for which Guggenheim Investments serves as investment adviser (collectively, “Guggenheim Funds”) on a consistent contract review schedule with greater uniformity throughout the Guggenheim organization.

Accordingly, at meetings held in person on May 6, 2013 (the “May Meeting”) and on June 4, 2013 (the “June Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Directors, met independently of Fund management to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Directors (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory and sub-advisory agreements and the legal responsibilities of the Directors related to such consideration. The Committee took into account various materials received from the Investment Managers, Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel and the Committee Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, Guggenheim provided information in response to a request for certain additional information following the May Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided organizational presentations, staffing reports and biographies of those key personnel providing services to the Funds to assist the Committee in assessing the nature and quality of services provided by Security Investors and GPIM, information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Funds to the Investment Managers and information about the compliance and risk management programs of Guggenheim.

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OTHER INFORMATION (Unaudited) (continued)

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Funds to recommend that the Board approve the renewal of each of the Management Agreements and the Sub-Advisory Agreement for an additional one year term.

Management Agreements

Nature, Extent and Quality of Services Provided by the Investment Managers: With respect to the nature, extent and quality of services currently provided by the Investment Managers, the Committee noted its various discussions with management concerning the experience and qualifications of the Investment Managers’ personnel responsible for services provided to the Funds, including those personnel providing compliance oversight. In this connection, the Committee also considered the information provided by management describing the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Funds, as well as management’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of the Investment Managers. The Independent Directors also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Funds), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Investment Managers, the Committee considered the Investment Managers’ role in monitoring and coordinating compliance responsibilities with the fund administration agent, transfer agent, distributor, custodians and other service providers to the Funds.

Further with respect to the Investment Managers’ resources and its ability to carry out their responsibilities under the Management Agreements, the Committee considered its review of the balance sheet and income statement for Security Investors and statement of income for GPIM, as well as its discussions with the Investment Managers’ Chief Financial Officer.

The Committee also considered the acceptability of the terms of the Management Agreements. Based on the foregoing, and based on other information received (both oral and written) at the May Meeting and at the June Meeting, as well as other considerations, the Committee concluded that the Investment Managers and their personnel were qualified to serve the Funds in such capacity.

Investment Performance: The Committee received for each Fund investment returns for the three-month, one-year, three-year and five-year periods ended December 31, 2012, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a peer group and a broader universe of funds identified by FUSE. The Committee considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

With respect to each of the SI-Advised Funds, and in seeking to evaluate performance over a full market cycle, the Committee focused its attention on three- and five-year performance rankings as compared to the relevant universe of funds and noted that relative performance varied between the Funds. In the case of Investment Grade Bond Fund, whose Class A shares performance was below the median of its performance universe in both the three-year and five year periods (ranking in the 67th and 94th percentiles, respectively), the Committee concluded that other factors relevant to performance were sufficient to warrant continuation of the SI Investment Management Agreement with respect to the Fund, including that the Investment Manager had taken steps designed to help improve the Fund’s investment performance by replacing portfolio managers and modifying the Fund’s investment strategies. With respect to High Yield Fund, the Committee considered that the Fund’s Class A investment returns ranked in the 34th percentile of its performance universe for the five-year period, although in the 95th percentile for the three-year period, and that there had been a recent change in portfolio management team.

Noting the relatively brief period since inception for each of the GPIM-Advised Funds, the Committee considered the one-year performance rankings and observed that each of Floating Rate Strategies Fund, Total Return Bond Fund and Macro Opportunities Fund ranked above median in its applicable performance universe for Class A shares (in the 15th, 4th and 1st percentile, respectively).

In light of all of the foregoing, the Committee determined that the performance of the SI-Advised Funds and GPIM-Advised Funds was acceptable.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

With respect to Municipal Income Fund, the Committee noted that Security Investors had delegated responsibility for the investment and reinvestment of the Fund’s assets to GPIM. The Committee considered Security Investors’ responsibility to oversee GPIM and that Security Investors has similar oversight responsibilities for other Guggenheim Funds. In this connection, the Committee took into account information provided by management describing the Investment Manager’s processes and activities for providing oversight of GPIM’s investment strategies and compliance with investment restrictions, as well as information regarding the Investment Manager’s Sub-Advisory Oversight Committee. Based on the information provided, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Managers from their Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Investment Manager to another fund with a similar investment objective and strategies, as applicable, noting that, in certain circumstances, an Investment Manager charges a lower advisory fee to other clients for which it provides comparable services. In this regard, the Committee considered the Investment Managers’ view that lower fees are imposed in certain instances due to numerous factors, including the scope of contract, types of investors, applicable regulation and legal structure, tax status and for historical pricing reasons.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by management, the Committee made the following observations:

High Yield Fund: The Fund’s average contractual advisory fee is competitive with the peer group median (54th percentile) and the Fund’s asset weighted total net expense ratio falls below the peer group median. In addition, Security Investors has entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee is competitive with the peer group median (52nd percentile) and the Fund’s asset weighted total net expense ratio is competitive with the peer group median (67th percentile). In addition, Security Investors has entered into an expense limitation agreement with respect to the Fund.

Municipal Income Fund: The Fund’s average contractual advisory fee is below the peer group median and the Fund’s asset weighted total net expense ratio is at the 70th percentile. In addition, Security Investors has entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The Fund’s average contractual advisory fee is below the peer group median and the asset weighted total net expense ratio is below the median. In addition, GPIM has entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The Fund’s contractual advisory fee is in line with the peer group median and the total net expense ratio is below the median. GPIM has entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The Fund’s average contractual advisory fee and asset weighted total net expense ratio are above the peer group median (at the 87th and 75th percentile, respectively). The Committee considered management’s view that the Fund is still relatively new and attracting assets. The Committee also took into account the expense limitation agreement entered into by GPIM with respect to the Fund.

With respect to the costs of services provided and profits realized by Security Investors and GPIM from their relationship with Municipal Income Fund and with the SI-Advised Funds and GPIM-Advised Funds, respectively, the Committee reviewed information regarding the revenues the Investment Managers received under the Management Agreements as well as the estimated allocated direct and indirect costs the Investment Managers incurred in providing services to the Funds, each Fund’s average assets for 2012 and assets as of December 31, 2012 and the Investment Manager’ pre-tax operating margin with respect to the applicable Funds.

The Committee considered other benefits available to the Investment Managers because of their relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby Security Investors and its affiliate, Rydex Fund Services,

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OTHER INFORMATION (Unaudited) (concluded)

LLC, provide accounting and administration services and transfer agency services, respectively to certain Guggenheim Funds. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted management’s statement that Security Investors and GPIM may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided, the Committee determined that the Investment Managers’ profitability from their relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee considered management’s view that although Guggenheim may be realizing economies of scale and efficiencies due to its growth in general, it is concurrently realizing new costs and expenses associated with this expansion of its services and continues to add resources required to develop its infrastructure. In addition, the Committee considered the size of the Funds and the competitiveness of the current advisory fees.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by GPIM: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. The Committee considered the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, and the Committee reviewed the income statement of the Sub-Adviser.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the May Meeting and at the June Meeting, the Committee concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Committee received the Fund’s investment returns for the three-month, one-year, three-year and five-year periods ended December 31, 2012 (noting that the performance returns included the returns of the predecessor fund, TYW, a registered closed-end management investment company). In addition, the Committee received a comparison of the Fund’s performance to the performance of a peer group and a broader universe of funds identified by FUSE. The Committee considered a description of the methodology employed by FUSE for identifying the Fund’s peer group and universe for performance and expense comparisons and noted that the peer group included other national municipal long funds. In light of the fact that the Fund acquired TYW effective January 13, 2012 (preceding the effectiveness of the Sub-Advisory Agreement), the Committee focused its attention on the one-year performance ranking as compared to the universe of funds and noted that the Fund’s Class A shares ranked in the 31st percentile for the one-year period. In light of the foregoing, the Committee determined that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by GPIM from its Relationship with the Fund: The Committee also reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee compared the sub-advisory fee paid by the Investment Manager to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies. The Committee noted that the Fund’s sub-advisory fee is consistent with the Sub-Adviser’s standard client pricing for fixed-income investing.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Investment Manager and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the SI Investment Management Agreement, which was separately considered. (See “Management Agreements – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreements is in the best interests of the Funds. In reaching this conclusion, no single factor was determinative. The Committee, constituting all of the Independent Directors, recommended the renewal of each of the Advisory Agreements for an additional annual term.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS

All Directors and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

Name (Date of Birth)	Principal Occupations	Other Directorships
Year Elected***	During Past Five Years	Held by Director

Donald A. Chubb, Jr.** (12-14-46) 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. Realtors	None

Harry W. Craig, Jr.** (05-11-39) 2004	Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC.	None

Previous: Prior to November 2009, Chairman, CEO, Secretary and Director, Martin Tractor Company

Jerry B. Farley** (09-20-46) 2005	Current: President, Washburn University	Director, Westar Energy, Inc.

Penny A. Lumpkin** (08-20-39) 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing)	None

Maynard F. Oliverius** (12-18-43) 1998	Retired. Formerly President and Chief Executive Officer, Stormont-Vail HealthCare until 2012.	None

Donald C. Cacciapaglia* (07-01-51) 2012 (President)	Current: Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present Previous: Channel Capital Group, Inc.; Chairman and CEO from April 2002 to February 2010	None

*	This Director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the funds.

**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.

***	Each Director oversees 31 portfolios in the fund complex (211 funds are overseen by Mr. Cacciapaglia) and serves until the next annual meeting, or until a successor has been duly elected and qualified.

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INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (concluded)

OFFICERS*

Name
(Date of Birth)	Principal Occupations
Title - Year Elected	During Past Five Years

Elisabeth Miller (06-06-68) Chief Compliance Officer - 2012

Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC)

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC) (2004–2009).

Nikolaos Bonos (05-30-63) Treasurer - 2010

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Senior Vice President, Security Global Investors, LLC (2010–2011); and Senior Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.)

Joseph M. Arruda (09-05-66) Assistant Treasurer - 2010

Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

Previous: Vice President, Security Global Investors, LLC (2010–2011); and Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010)

Amy J. Lee (06-05-61) Vice President - 2007 Secretary – 1987

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC, Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC f/k/a Rydex Distributors, LLC) and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Senior Vice President & Secretary, Security Global Investors, LLC (2007–2011); Senior Vice President & Secretary, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010); and Director, Brecek & Young Advisors, Inc. (2004–2008)

Mark A. Mitchell (08-24-64) Vice President - 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003–2010)

James P. Schier (12-28-57) Vice President - 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company (1998–2010)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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Item 2.	Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $111,510 in 2012 and $168,400 in 2013.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2012 and $0 in 2013. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $35,000 in 2012 and $35,000 in 2013, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,746 in 2012 and $43,050 in 2013. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2012 and $0 in 2013.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $47,746 in 2012 and $78,050 in 2013.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Security Income Fund

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	December 6, 2013

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Treasurer

Date	December 6, 2013

* Print the name and title of each signing officer under his or her signature.